                         THE EXCHEQUER VARIABLE ANNUITY
   A FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED AND VARIABLE ANNUITY CONTRACT
                                    issued by
                    Security Life of Denver Insurance Company
                                       and
                        Security Life Separate Account A1



This prospectus describes The Exchequer Variable Annuity, a flexible premium deferred combination fixed and variable annuity contract (the "Contract") offered by Security Life of Denver Insurance Company ("Security Life," "we," "our" or "us"). The Contract is designed to aid in long-term financial planning and generally provides automatic reinvestment and compounding of any investment earnings on a tax-deferred basis for retirement or other long-term purposes. The Owner ("you" or "your") purchases the Contract with an initial Purchase Payment and is permitted to make additional Purchase Payments.

The Contract is funded by Security Life Separate Account A1 (the "Variable Account"). Nineteen Divisions of the Variable Account are currently available under the Contract. Each of the Divisions of the Variable Account invests in shares of a corresponding Portfolio of a mutual fund. A Guaranteed Interest Division, which guarantees a minimum fixed rate of interest, is also available. Investors may utilize both the Variable Account and the Guaranteed Interest Division simultaneously.

You may utilize a maximum of 18 Divisions for investment over the lifetime of the Contract until current administrative systems are enhanced. The Divisions include the Divisions of the Variable Account and the Guaranteed Interest Division. For example, if you have allocated or transferred funds to 17 Divisions of the Variable Account and to the Guaranteed Interest Division (or to 18 Divisions of the Variable Account), those will be the only Divisions to which you can subsequently allocate or transfer funds. Therefore, you may prefer to utilize fewer Divisions in the early years of the Contract so as to leave open the option to invest in other Divisions in the future. An Owner who has used 18 Variable Divisions will no longer have the Guaranteed Interest Division available for future use.

You may allocate your Purchase Payments among the Divisions available under the Contract in any way you choose, subject to certain restrictions. During the Accumulation Period, you may change the allocation of your Accumulation Value up to 12 times per Contract Year free of charge.

You may surrender the Contract for its Cash Surrender Value at any time prior to the Annuity Date. The Cash Surrender Value will vary daily with the investment results of the Divisions of the Variable Account and any interest credited to the Guaranteed Interest Division. We do not guarantee any minimum Cash Surrender Value for amounts allocated to the Divisions of the Variable Account. You may withdraw some of your Cash Surrender Value by making partial withdrawals, subject to certain restrictions. Surrenders and withdrawals may be subject to a surrender charge and a tax penalty.

We will pay a Death Benefit to the Beneficiary if the Owner dies prior to the Annuity Date.

AN INVESTMENT IN A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK NOR IS THE CONTRACT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE CONTRACT INVOLVES CERTAIN RISKS, INCLUDING THE RISK OF LOSS OF PURCHASE PAYMENTS (PRINCIPAL).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PLEASE READ THIS PROSPECTUS AND KEEP IT FOR FUTURE REFERENCE. IT IS NOT VALID UNLESS ACCOMPANIED BY THE CURRENT PROSPECTUS FOR EACH OF THE PORTFOLIOS BEING CONSIDERED.


Date of Prospectus: May 1, 1998

This prospectus describes the Contract and your principal rights and limitations and sets forth the information concerning the Variable Account that investors should know before investing. A prospectus for each Portfolio being considered must accompany this prospectus and should be read in conjunction with this prospectus. The prospectuses provide information regarding investment activities and objectives of the Portfolios. A Statement of Additional Information, dated May 1, 1998, about the Variable Account has been filed with the Securities and Exchange Commission ("SEC") and is available without charge. To obtain a copy of this document, call or write our Customer Service Center. The Table of Contents of the Statement of Additional Information may be found on page 44 of this prospectus. The Statement of Additional Information is incorporated herein by reference.


Issued By:
Security Life of Denver Insurance Company
1290 Broadway
Denver, CO 80203-5699
1-800-525-9852

Distributed By:
ING America Equities, Inc.
1290 Broadway, Attn: Variable
Denver, CO 80203-5699

Customer Service Center:
P.O. Box 173763
Denver, CO 80217-3763
1-800-933-5858

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

TABLE OF CONTENTS


GLOSSARY OF TERMS .........................................................    6

FEE TABLE .................................................................    9
       Portfolio Annual Expenses ..........................................   10

SUMMARY OF THE EXCHEQUER VARIABLE ANNUITY .................................   13
GENERAL DESCRIPTION .......................................................   13
MAXIMUM NUMBER OF INVESTMENT DIVISIONS ....................................   13
PURCHASE PAYMENTS .........................................................   13
ENHANCED GUARANTEED DEATH BENEFIT .........................................   14
PARTIAL WITHDRAWALS .......................................................   14
SURRENDERING YOUR CONTRACT ................................................   14
YOUR RIGHT TO CANCEL THE CONTRACT .........................................   14
CONTRACT CHARGES AND FEES .................................................   14
TAX CONSIDERATIONS ........................................................   15

CONDENSED FINANCIAL INFORMATION ...........................................   16

FACTS ABOUT SECURITY LIFE AND THE VARIABLE ACCOUNT ........................   18
SECURITY LIFE .............................................................   18
CUSTOMER SERVICE CENTER ...................................................   18
THE VARIABLE ACCOUNT ......................................................   18
MAXIMUM NUMBER OF INVESTMENT DIVISIONS ....................................   18
THE PORTFOLIOS ............................................................   19
CHANGES WITHIN THE VARIABLE ACCOUNT .......................................   21

FACTS ABOUT THE CONTRACT ..................................................   22
YOUR RIGHT TO CANCEL THE CONTRACT .........................................   22
PURCHASE PAYMENTS .........................................................   22
      Initial Purchase Payment ............................................   22
      Additional Purchase Payments ........................................   22
      Where to Make Payments ..............................................   22
      Crediting and Allocation of Purchase Payments .......................   23
DOLLAR COST AVERAGING .....................................................   23
AUTOMATIC REBALANCING .....................................................   24
REPORTS TO OWNERS .........................................................   24
GROUP OR SPONSORED ARRANGEMENTS ...........................................   25
OFFERING THE CONTRACT .....................................................   25

VALUES UNDER THE CONTRACT .................................................   25
ENHANCED GUARANTEED DEATH BENEFIT .........................................   25
DEATH BENEFIT PROCEEDS ....................................................   25
      How to Claim Payouts to Beneficiary .................................   26
YOUR ACCUMULATION VALUE ...................................................   26
MEASUREMENT OF INVESTMENT EXPERIENCE FOR THE DIVISIONS OF THE VARIABLE
ACCOUNT ...................................................................   26
      Accumulation Unit Value .............................................   26
      How We Determine the Accumulation Experience Factor .................   26
      Net Rate of Return for a Division of the Variable Account ...........   27
DIVISION ACCUMULATION VALUE OF EACH DIVISION OF THE VARIABLE ACCOUNT ......   27
DIVISION ACCUMULATION VALUE OF THE GUARANTEED INTEREST DIVISION ...........   27
YOUR RIGHT TO TRANSFER AMONG DIVISIONS ....................................   27


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


PARTIAL WITHDRAWALS .......................................................   28
      Demand Withdrawal Option ............................................   29
      Systematic Income Program ...........................................   29
      IRA Income Program--IRA Contracts Only ..............................   30
      The Amount You May Withdraw Without a Surrender Charge ..............   30
      Tax Consequences of Partial Withdrawals .............................   30
SURRENDERING TO RECEIVE THE CASH SURRENDER VALUE ..........................   30
WHEN WE MAKE PAYOUTS ......................................................   31

THE GUARANTEED INTEREST DIVISION ..........................................   31

OTHER INFORMATION .........................................................   32
THE OWNER .................................................................   32
THE ANNUITANT .............................................................   32
CHANGE OF OWNER, BENEFICIARY OR ANNUITANT .................................   32
      In Case of Errors on the Application or Enrollment Form .............   33
      Procedures ..........................................................   33
      Telephone Privileges ................................................   33
      Assigning the Contract as Collateral ................................   33
      Non-Participating ...................................................   33
AUTHORITY TO CHANGE CONTRACT TERMS ........................................   33
      Contract Changes - Applicable Tax Law ...............................   33

CONTRACT CHARGES AND FEES .................................................   34
DEDUCTION OF CHARGES ......................................................   34
CHARGES DEDUCTED FROM THE ACCUMULATION VALUE ..............................   34
      Surrender Charge ....................................................   34
      Partial Withdrawal Transaction Charge ...............................   34
      Administrative Charge ...............................................   34
      Excess Transfer Charge ..............................................   35
      Taxes on Purchase Payments ..........................................   35
CHARGES DEDUCTED FROM THE DIVISIONS .......................................   35
      Mortality and Expense Risk Charge ...................................   35
      Asset-Based Administrative Charge ...................................   35
PORTFOLIO EXPENSES ........................................................   35

CHOOSING AN ANNUITY OPTION ................................................   35
GENERAL PROVISIONS ........................................................   35
      Supplementary Contract ..............................................   35
      Election and Changes of Annuity Date ................................   36
      Election and Changes of Annuity Option ..............................   36
PAYOUT OPTIONS ............................................................   36
      Variable Annuity Payout .............................................   36
      Fixed Annuity Payout ................................................   37
      Combination Annuity Payout ..........................................   37
      Frequency and Amount of Annuity Payouts .............................   37
PAYOUT PERIOD OPTIONS .....................................................   37
      Payouts Other Than Monthly ..........................................   38
      Commuting Provisions ................................................   38

REGULATORY INFORMATION ....................................................   38
VOTING PRIVILEGES .........................................................   38
STATE REGULATION ..........................................................   39
LEGAL PROCEEDINGS .........................................................   39
LEGAL MATTERS .............................................................   39


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


EXPERTS ...................................................................   39

FEDERAL TAX CONSIDERATIONS ................................................   39
INTRODUCTION ..............................................................   39
SECURITY LIFE TAX STATUS ..................................................   40
TAXATION OF ANNUITIES .....................................................   40
      1.  Withdrawals Prior to the Annuity Commencement Date ..............   40
      2.  Annuity Payouts after the Annuity Date ..........................   40
      3.  Penalty Tax on Certain Withdrawals or Distributions .............   40
TAXATION OF INDIVIDUAL RETIREMENT ANNUITIES ...............................   41
DISTRIBUTION-AT-DEATH RULES ...............................................   41
TAXATION OF DEATH BENEFIT PROCEEDS ........................................   42
CONTRACTS OWNED BY NON-NATURAL PERSONS ....................................   42
SECTION 1035 EXCHANGES ....................................................   42
ASSIGNMENTS ...............................................................   42
MULTIPLE CONTRACTS RULE ...................................................   43
DIVERSIFICATION STANDARDS .................................................   43
STATEMENT OF ADDITIONAL INFORMATION CONTENTS...............................   44

APPENDIX A ................................................................   45
      Example 1:  Hypothetical Illustration of Systematic Income Program
                  Withdrawals .............................................   45
      Example 2:  Hypothetical Illustration of a Series of Demand
                  Withdrawals .............................................   45
      Example 3:  Hypothetical Illustration of a Full Surrender ...........   47

APPENDIX B ................................................................   48
PERFORMANCE INFORMATION ...................................................   48
PERFORMANCE CHART .........................................................   50

APPENDIX C ................................................................   51


  THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH
   SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN
                                THIS PROSPECTUS.



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

GLOSSARY OF TERMS

As used in this prospectus, the following terms have the indicated meanings. There are other capitalized terms which are explained or defined in other parts of this prospectus.

Accumulation Experience Factor - The factor which reflects the investment experience of the Portfolio in which a Division of the Variable Account invests as well as the asset-based charges assessed against that Division for a Valuation Period during the Accumulation Period.

Accumulation Period - The period of time from the Contract Date to the Annuity
         Date.

Accumulation Unit - A unit of measurement which we use to calculate the Accumulation Value during the Accumulation Period.

Accumulation Unit Value - The value of the Accumulation Units of the Divisions of the Variable Account. The Accumulation Unit Value is determined as of each Valuation Date.

Accumulation Value - The amount that your Contract provides which is available for investment at any time prior to the Annuity Date. Initially, this amount is equal to the initial Purchase Payment. Thereafter, the Accumulation Value will reflect additional Purchase Payments made, investment experience of the Divisions of the Variable Account you select, interest credited to the Guaranteed Interest Division, charges deducted and partial withdrawals taken.

Age - The Age on the birthday prior to any date for which Age is to be determined.

Annuitant - The person designated by the Owner to receive the Annuity Payouts and on whose life Annuity Payouts are based.

Annuity Date - The date as of which Annuity Payouts begin.

Annuity Experience Factor - The factor which reflects the investment experience of the Portfolio in which a Division of the Variable Account invests as well as the asset-based charges assessed against that Division for a Valuation Period during the Annuity Period.

Annuity Options - Options the Owner elects consisting of both the Payout Option and the Payout Period Option that determine the Annuity Payout.

Annuity Payout - The periodic payouts an Annuitant receives. They may be either a fixed or a variable amount, or a combination of fixed and variable, based on the Payout Option elected.

Annuity Period - The period of time from the Annuity Date until the last Annuity
         Payout is made to the Annuitant.

Annuity Unit - A unit of measurement used to calculate any periodic Annuity
         Payouts during the Annuity Period.

Annuity Unit Value - The value of the Annuity Units of the Divisions of the Variable Account. The Annuity Unit Value is determined as of each Valuation Date.

Beneficiary (Or Beneficiaries) - The person (or persons) designated to receive the Death Benefit in the case of the death of the Owner during the Accumulation Period.

Benchmark Total Return - The interest rate assumed for the purposes of calculating the Annuity Payout upon annuitization.

Business Day - Any day which is a Valuation Date.

Cash Surrender Value - The amount the Owner receives upon surrendering the Contract.

Code - The Internal Revenue Code of 1986, as amended.

Contingent Annuitant - The person designated by the Owner who becomes the Annuitant upon the Annuitant's death.

Contingent Beneficiary (Or Beneficiaries) - The person (or persons) designated by the Owner who, upon the Beneficiary's death, becomes the Beneficiary.

Contract - The entire Contract consisting of the basic Contract, any applications and any Riders or Endorsements.

Contract Anniversary - The anniversary of the Contract Date.

Contract Date - The date as of which we have received and accepted the initial
         Purchase Payment and as of which we begin determining the Accumulation Value. The Contract Date is used to determine Contract Processing Dates, Years and Anniversaries.

Contract Processing Date - The day the annual administrative charge is deducted from the Accumulation Value. The Contract Processing Date is as of each Contract Anniversary. Any Contract Processing Date that is not a Valuation Date is deemed to occur as of the next succeeding Valuation Date.

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

Contract Year - A period of 12 months commencing with the Contract Date or any Contract Anniversary.

Customer Service Center - Where service is provided to Owners. The mailing address and telephone number of the Customer Service Center are shown on the cover.

Death Benefit - The amount actually payable due to the death of the Owner during the Accumulation Period.

Division - The Guaranteed Interest Division or sub-account of the
         Variable Account, the assets of which are invested in a corresponding Portfolio.

Division Accumulation Value - The value under a Contract in a particular
         Division.

Earnings - For purposes of calculating surrender charges, an amount equal to the Accumulation Value less Purchase Payments not previously withdrawn.

Endorsements - An Endorsement changes or adds provisions to the Contract.

Free Look Period - The period of time within which an Owner may examine the Contract and return it for a refund.

General Account - The account which contains all of our assets other than those held in our separate accounts.

Gross Partial Withdrawal - A partial withdrawal plus any applicable partial withdrawal transaction charges plus any applicable surrender charges.

Guaranteed Interest Division - Part of our General Account to which a portion of your Accumulation Value may be allocated and which provides guarantees of principal and interest.

Individual IRA Contract - An Individual Retirement Annuity, an IRA Rollover or an IRA Transfer offered to an individual for use in connection with Sections 408(a) and (b) of the Code.

IRA - An individual Retirement Annuity used as an Individual IRA Contract, a SEP
         Contract or a SIMPLE Contract.

NASD - The National Association of Securities Dealers, Inc.

Net Purchase Payments - Total Purchase Payments made less Gross Partial
         Withdrawals taken.

Owner - The person or persons who own the Contract and are entitled to exercise all rights under the Contract. This person's death during the Accumulation Period usually initiates payout of the Death Benefit.

Payout Option - Specifies the type of annuity to be paid and may be either fixed, variable or a combination of fixed and variable.

Payout Period Option - Determines how long the annuity will be paid and the amount of the first payout.

Portfolios - The investment options available to the Divisions of the Variable
         Account. Each Portfolio has a defined investment objective.

Proceeds - The amount to be paid as of the Annuity Date to provide Annuity
         Payouts, upon surrender of the Contract prior to the Annuity Date, or as a Death Benefit prior to the Annuity Date.

Purchase Payments - The initial Purchase Payment and any future payments made with respect to your Contract.

Rider(s) - A Rider adds benefits to the Contract.

SARSEP - A Contract established as part of a salary reduction simplified employee pension plan. A SARSEP is a type of SEP.

SEC - The United States Securities and Exchange Commission.

SEP Contract - A Contract which is part of a simplified employer pension plan (SEP) established by an employer for use in connection with
         Section 408(k) of the Code. A SEP Contract is a type of IRA.

SIMPLE Contract - A Contract which is part of a savings incentive match plan for employees (SIMPLE) established by an employer for use in connection with Section 408(p) of the Code. A SIMPLE Contract is a type of IRA.

Supplementary Contract - The Election and Supplementary Agreement for a
         Settlement Option amends the entire Contract when an Annuity Option becomes effective. The Supplementary Contract describes the manner of settlement and the rights of the Annuitant.

Supplementary Contract Effective Date - The Annuity Date or the date of other settlement, whenever the Annuity Option becomes effective.

Valuation Date - Each date as of which the net asset value of the shares of any of the Portfolios and unit values of the Divisions are determined. Valuation Dates currently occur on each day on which the New York

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

         Stock Exchange and Security Life's Customer Service Center are open for business, except for days on which a Division's corresponding Portfolio does not value its shares.

Valuation Period - The period that starts at 4 p.m. Eastern Time on a Valuation Date and ends at 4 p.m. Eastern Time on the next succeeding Valuation Date.

Variable Account - Security Life Separate Account A1 established by Security
         Life to segregate the assets funding the variable benefits provided by the Contract from the assets in our General Account.

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

FEE TABLE

The purpose of the following tables is to assist you in understanding the various costs and expenses that you may bear directly or indirectly. The tables reflect charges under the Contracts, expenses of the Divisions and expenses of the Portfolios. In addition to the charges and expenses described below, we may also deduct from the Proceeds taxes incurred but not paid to cover any state or local tax charge on Purchase Payments. See Taxes on Purchase Payments, page 35. We may reduce certain charges under group or sponsored arrangements. See Group or Sponsored Arrangements, page 25.

Transaction Expenses

Sales Load Imposed on Purchase Payment...................................... 0%

Surrender Charge/1/
       Contract Anniversaries Since     Surrender Charge as a Percentage of
       Purchase Payment Was Made             Purchase Payment Withdrawn
                      0.....................................7%
                      1.....................................6%
                      2.....................................5%
                      3.....................................4%
                      4.....................................3%
                      5.....................................2%
                      6+....................................0%

Partial Withdrawal Transaction Charge/2/................................... $25
Excess Transfer Charge (does not apply to the first 12 transfers in a
Contract Year)/3/.......................................................... $25
Annual Contract Fees
Administrative Charge (does not apply after the Annuity Date)/4/
If Net Purchase Payments made are less than $100,000....................... $30
If Net Purchase Payments made are $100,000 or more.........................  $0
Variable Account Annual Expenses (as a percentage of assets in each Division of the Variable Account) Mortality and Expense Risk Charge/5/
Basic.................................................................... 1.25%
Enhanced Death Benefit (does not apply after the Annuity Date)........... 0.12%
Total Mortality & Expense Risk Charge.................................... 1.37%
Asset-based Administrative Charge........................................ 0.15%

Total Variable Account Annual Expenses/6/................................ 1.52%



---------------------------------

/1/ Up to certain limits, partial withdrawals may be taken without incurring a current surrender charge. See Charges Deducted from the Accumulation Value, page 34.
/2/ The partial withdrawal transaction charge is the lesser of $25 or 2% of the amount withdrawn, and is assessed on each demand withdrawal after the first in any Contract Year. See Partial Withdrawal Transaction Charge, page 35.
/3/ Any transfer under Dollar Cost Averaging or Automatic Rebalancing is not considered a transfer for this purpose. See Dollar Cost Averaging , page 23, Automatic Rebalancing, page 24. After the Annuity Date, transfers are limited to four each Contract Year, and no transfer charge applies. See Excess Transfer Charge, page 35.
/4/ The administrative charge is deducted as of each Contract Anniversary or upon surrender. See Administrative Charge, page 35.
/5/ See Enhanced Guaranteed Death Benefit, page 25, for a description of the Basic and Enhanced Death Benefit. See Mortality and Expense Risk Charge, page 36.
/6/ 1.40% for a Variable Annuity during the Annuity Period. See Payout Options, page 37.

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

Portfolio Annual Expenses  (As a Percentage of Portfolio Average Net Assets)(1)

                                                        Investment                        Total Portfolio
                 Portfolio                            Management Fees    Other Expenses     Expenses
                 ---------                            ---------------    --------------     --------

Neuberger & Berman Advisers Management Trust(2)
Limited Maturity Bond Portfolio                             0.65%             0.12%            0.77%
Growth Portfolio                                            0.83%             0.07%            0.90%
Partners Portfolio                                          0.80%             0.06%            0.86%
The Alger American Fund
Alger American Small Capitalization Portfolio               0.85%             0.04%            0.89%
Alger American MidCap Growth Portfolio                      0.80%             0.04%            0.84%
Alger American Growth Portfolio                             0.75%             0.04%            0.79%
Alger American Leveraged AllCap Portfolio                   0.85%             0.15%            1.00%(3)
Fidelity Variable Insurance Products Fund
VIP Growth Portfolio                                        0.60%             0.09%            0.69%(4)
VIP Overseas Portfolio                                      0.75%             0.17%            0.92%(4)
VIP Money Market Portfolio                                  0.21%             0.10%            0.31%
Fidelity Variable Insurance Products Fund II
VIP II Asset Manager Portfolio                              0.55%             0.10%            0.65%(4)
VIP II Index 500 Portfolio                                  0.24%             0.04%            0.28%(5)
INVESCO Variable Investment Funds, Inc.
INVESCO VIF - Total Return Portfolio                        0.75%             0.17%            0.92%(6), (7)
INVESCO VIF - Industrial Income Portfolio                   0.75%             0.16%            0.91%(6), (8)
INVESCO VIF - High Yield Portfolio                          0.60%             0.23%            0.83%(6), (9)
INVESCO VIF - Utilities Portfolio                           0.60%             0.39%            0.99%(6), (10)
INVESCO VIF - Small Company Growth Fund                     0.75%             0.25%            1.00%(6), (11)
Van Eck Worldwide Insurance Trust
Worldwide Hard Assets Fund                                  1.00%             0.17%            1.17%(12)
Worldwide Real Estate Fund                                  0.00%             0.00%            0.00%(13)
Worldwide Emerging Markets Fund                             0.80%             0.00%            0.80%(14)
Worldwide Bond Fund                                         1.00%             0.12%            1.12%
AIM Variable Insurance Funds, Inc.
AIM VI - Capital Appreciation                               0.64%             0.09%            0.73%
AIM VI - Government Securities                              0.50%             0.41%            0.91%


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

(1) The preceding Portfolio expense information was provided to us by the Portfolios, and we have not independently verified such information. These Portfolio expenses are not direct charges against Division assets or reduction from Contract values; rather these Portfolio expenses are taken into consideration in computing each underlying Portfolio's net asset value, which the share price used to calculate the unit values of the Divisions. For a more complete description of the Portfolios' costs and expenses, see the prospectuses for the Portfolios.


(2) Neuberger & Berman Advisers Management Trust (the "Trust") is divided into portfolios ("Portfolios"), each of which invests all of its net investable assets in a corresponding series ("Series") of Advisers Managers Trust. The figures reported under "Investment Management and Administration Fees" include the aggregate of the administration fees paid by the Portfolio and the management fees paid by its corresponding Series. Similarly, the "Other Expenses" includes all other expenses of the Portfolio and its corresponding series. See "Expenses" in the Trust's Prospectus. Expenses may reflect expense reimbursement. NBMI has voluntarily undertaken to limit the Portfolios' compensation of NBMI and excluding taxes, interest, extraordinary expense, brokerage commissions and transaction costs, that exceed 1% of the Portfolios' average daily net asset value. These expense reimbursement policies are subject to termination upon 60 days written notice to the Portfolios.



(3) The Alger American Leverage AllCap Portfolio's "Other Expenses" includes 0.04% of interest expense.



(4) A portion of the brokerage commissions that certain funds pay was used to reduce fund expenses. In addition, certain funds have entered into arrangements with their custodian whereby credits realized, as a result of uninvested cash balances were used to reduce custodian expenses. Including these reductions, the total operating expenses presented in the table would have been 0.67% for Growth Portfolio, 0.90% for Overseas Portfolio, and 0.64% for Asset Manager Portfolio.



(5) FMR agreed to reimburse a portion of Index 500 Portfolio's expenses during the period. Without this reimbursement, the funds' management fee, other expenses and total expenses would have been 0.27%, 0.13% and 0.40% respectively.



(6) The Portfolios' custodian fees were reduced under an expense offset arrangement. In addition, certain expenses of the Portfolios' are being absorbed voluntarily by INVESCO Funds Group, Inc. ("IFG"). The above ratios reflect total expenses, less expenses absorbed by IFG, prior to any expense offset.



(7) Various expenses of the Portfolio were voluntarily absorbed by IFG for the years ended December 31, 1997, 1996 and 1995. If such expenses had not been voluntarily absorbed, the ratio of expenses to average net assets would have been 1.10%, 1.30% and 2.51%, respectively, and the ratio of net investment income to average net assets would have been 2.89%, 3.08% and 2.41%, respectively.



(8) Various expenses of the Portfolios were voluntarily absorbed by IFG for the years ended December 31, 1997, 1996 and 1995. If such expenses had not been voluntarily absorbed, the ratio of expenses to average net assets would have been 0.97%, 1.19%, and 2.31%, respectively, and the ratio of net investment income to average net assets would have been 2.12%, 2.63% and 2.22%, respectively.



(9) Various expenses of the Portfolios were voluntarily absorbed by IFG for the years ended December 31, 1997, 1996 and 1995. If such expenses had not been voluntarily absorbed, the ratio of expenses to average net assets would have been 0.94%, 1.32% and 2.71%, respectively, and the ratio of net investment income to average net assets would have been 8.56%, 8.74% and 7.05%, respectively.



(10) Various expenses of the Portfolios were voluntarily absorbed by IFG for the years ended December 31, 1997, 1996 and 1995. If such expenses had not been voluntarily absorbed, the ratio of expenses to average net assets would have been 2.07%, 5.36% and 57.13%, respectively, and the ratio of net investment income to average net assets would have been 1.84%, (1.28%) and (52.86%) respectively.



(11) Various expenses of the Portfolios were voluntarily absorbed by IFG for the years ended December 31, 1997. If such expenses had not been voluntarily absorbed, the ratio of expenses to average net assets would have been 35.99% and the ratio of net investment income to average net assets would have been (34.86%).



(12) Various expenses of the Portfolio were voluntarily absorbed by the Portfolio's investment manager. Absent such reimbursement, "Investment Management Fees," "Other Expenses" and "Total Portfolio Expenses" would have been 1.0%, 0.18%, and 1.18%, respectively.



(13) Various expenses of the Portfolio were voluntarily absorbed by the Portfolio's investment manager. Absent such reimbursement, "Investment Management Fees," "Other Expenses" and "Total Portfolio Expenses" would have been 1.0%, 3.92%, and 4.92%, respectively.



(14) Various expenses of the Portfolio were voluntarily absorbed by the Portfolio's investment manager. Absent such reimbursement, "Investment Management Fees," "Other Expenses" and "Total Portfolio Expenses" would have been 1.0%, 0.34%, and 1.34%, respectively.


--------------------------------------------------------------------------------
Exchequer                             11

The following examples depict the dollar amount of expenses that would be incurred under this Contract assuming a $1,000 initial Purchase Payment and 5% annual return on assets. The expense amounts presented are derived from a formula which allows the maximum $30 annual administrative charge to be expressed as a percentage of the average Contract account size for existing Contracts. Because the average Contract account size is greater than $1,000, the expense effect of the annual administrative charge is reduced accordingly. Taxes on Purchase Payments may also be applicable but are not reflected in the expenses below. See Taxes on Purchase Payments, page 35. The Enhanced Death Benefit Risk Charge and the annual administrative charge do not apply during the Annuity Period.

 --------------------------------------------------------------------------------------------------------------------------------
                                                             If you surrender your Contract    If you do not surrender your
                                                             at the end of the applicable      Contract or if you annuitize at
                                                             time period.                      the end of the applicable time
                                                                                               period.
 --------------------------------------------------------------------------------------------------------------------------------
 Division Investing In:                                       1         3       5       10       1        3        5      10
                                                             Year     Years   Years    Years    Year    Years    Years   Years
 --------------------------------------------------------------------------------------------------------------------------------
 Neuberger & Berman Advisers Management Trust
     Limited Maturity Bond Portfolio                          94       123     155      267      24       73      125      267
     Growth Portfolio                                         95       127     162      279      25       77      132      279
     Partners Portfolio                                       95       126     160      275      25       76      130      275
 The Alger American Fund
     Alger American Small Capitalization Portfolio            95       127     161      278      25       77      131      278
     Alger American MidCap Growth Portfolio                   95       125     159      274      25       75      129      274
     Alger American Growth Portfolio                          94       124     156      269      24       74      126      269
     Alger American Leveraged AllCap Portfolio                96       130     166      289      26       80      136      289
 Fidelity Variable Insurance Products Funds
     VIP Growth Portfolio                                     93       121     151      259      23       71      121      259
     VIP Overseas Portfolio                                   95       128     163      281      25       78      133      281
     VIP Money Market Portfolio                               89       110     133      222      19       60      103      222
 Fidelity Variable Insurance Products Funds II
     VIP II Asset Manager Portfolio                           93       120     149      255      23       70      119      255
     VIP II Index 500 Portfolio                               89       109     131      219      19       59      101      219
 INVESCO Variable Investment Funds, Inc.
     INVESCO VIF - Total Return Portfolio                     95       128     163      281      25       78      133      281
     INVESCO VIF - Industrial Income Portfolio                95       127     162      280      25       77      132      280
     INVESCO VIF - High Yield Portfolio                       94       125     158      273      24       75      128      273
     INVESCO VIF - Utilities Portfolio                        96       130     166      288      26       80      136      288
 Van Eck Worldwide Insurance Trust
     Worldwide Emerging Markets Fund                          94       124     157      270      24       74      127      270
     Worldwide Hard Assets Fund                               98       135     174      305      28       85      144      305
 AIM VI Funds, Inc.
     AIM Variable Insurance Government Securities             95       127     162      280      25       77      132      280
 --------------------------------------------------------------------------------------------------------------------------------


       THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST
        OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN
          THOSE SHOWN, SUBJECT TO THE GUARANTEES UNDER THE CONTRACT.

        THE ASSUMED 5% ANNUAL RATE OF RETURN IS HYPOTHETICAL AND SHOULD
          NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURNS WHICH MAY BE GREATER OR LESS THAN THE ASSUMED RATE.

--------------------------------------------------------------------------------
Exchequer                             12

SUMMARY OF THE EXCHEQUER VARIABLE ANNUITY

General Description

This prospectus provides you with the necessary information to make a decision on purchasing the Exchequer Variable Annuity offered by Security Life and funded by our General and Variable Accounts. The description of the Contracts in this prospectus is subject to the terms of the Contract purchased by an Owner and any Endorsement or Rider to it. An applicant may review a copy of the Contract and any Endorsement or Rider to it on request.

This summary provides a brief overview of the more significant aspects of the Contract. Further detail is provided in this prospectus, the related Statement of Additional Information, the Contract, and the prospectuses of the Portfolios being considered. The description of the Contract in this prospectus, together with any applications and any Riders or Endorsements, constitute the entire agreement between you and us and should be retained. For further information about the Contract, contact the Security Life Customer Service Center.

We can issue a Contract if the Owner and Annuitant are not older than Age 85, and we can accept additional Purchase Payments prior to the Annuity Date until the Owner reaches Age 86. For an IRA Contract, you generally may not make Purchase Payments after March 31 of the year following the year in which you reach Age 70 1/2.

The Contract may be used as an Individual IRA Contract. Individual IRA Contracts are offered to individuals for use in connection with Sections 408(a) and (b) of the Code. The Contract may also be used as a SEP Contract or a SIMPLE Contract in connection with sections 408(k) and 408(p) of the code respectively. See your tax adviser concerning these matters.

Purchase Payments or Accumulation Value may be allocated among one or more of the Divisions of the Variable Account, a separate account of Security Life, or to the Guaranteed Interest Division. We do not promise that your Accumulation Value will increase. Depending on the Contract's investment experience for funds invested in the Divisions of the Variable Account and interest credited to the Guaranteed Interest Division, the Accumulation Value, Cash Surrender Value and Death Benefit may increase or decrease on any day. You bear the investment risk for funds invested in the Divisions of the Variable Account; you receive the benefits from favorable experience but also bear the risk of poor investment experience.

Each Division of the Variable Account invests its assets without sales charge in a corresponding mutual fund Portfolio. The Portfolios have their own distinct investment objectives and are managed by experienced fund investment advisers. These Portfolios are available only to serve as the underlying investment for variable annuity and variable life insurance contracts issued through separate accounts of Security Life as well as other life insurance companies, and to certain qualified pension and retirement plans. They are not directly available to individual investors. For more information regarding the Variable Account, the Divisions and the Portfolios, see The Variable Account, page 18, and The Portfolios, page 19.

The Guaranteed Interest Division is a part of our General Account and guarantees principal and a minimum interest rate of 3%. This interest will be paid regardless of the actual investment experience of the General Account; we bear the full amount of the investment risk for any amounts allocated to the Guaranteed Interest Division. For more information about the Guaranteed Interest Division, see the Guaranteed Interest Division, page 32.

The Contract also offers a choice of Annuity Options to which you may apply the Accumulation Value less taxes incurred but not deducted as of the Annuity Date. These Annuity Options are also available to the Beneficiary to apply the Death Benefit as of the Supplementary Contract Effective Date. You have the option to change the Annuity Date within certain limits.

The ultimate effect of Federal income taxes on the amounts held under a Contract, on Annuity Payouts and on the economic benefits to the Owner, Annuitant or Beneficiary depends on Security Life's tax status and upon the tax status of the parties concerned. In general, an Owner is not taxed on increases in value under an annuity Contract until some form of distribution is made under it. There may be tax penalties if you make a partial withdrawal or surrender the Contract before reaching Age 59 1/2. See Federal Tax Considerations, page 40.

Maximum Number of Investment Divisions

You may utilize a maximum of 18 Divisions for investment over the lifetime of the Contract until current administrative systems are enhanced. See Maximum Number of Investment Divisions, page 19.

Purchase Payments

The minimum initial Purchase Payment is $5,000 ($1,000 for an IRA). The minimum additional Purchase Payment we will accept is $500 ($250 for an IRA or $90 if you have set up your IRA on a monthly program of Purchase Payments). We will take under consideration and may refuse to accept a Purchase Payment if it would cause the sum of all Net Purchase Payments received under the Contract to exceed $1,500,000.

--------------------------------------------------------------------------------
Exchequer                             13

The initial Purchase Payment is allocated to each Division according to your most recent allocation instructions unless the Contract is issued in a state that requires the return of Purchase Payments during the Free Look Period. In those states, your initial Purchase Payment allocated to the Guaranteed Interest Division will be allocated to that Division upon receipt; your initial Purchase Payment allocated to the Divisions of the Variable Account will be allocated to the Division investing in the Fidelity VIP Money Market Portfolio during the Free Look Period and then transferred to the Divisions of the Variable Account according to your most recent allocation instructions. See Your Right to Cancel the Contract, page 22.

All percentage allocations must be in whole numbers. We allocate any additional Purchase Payments among the Divisions in accordance with your most recent allocation instructions, or as otherwise instructed by you. You may designate a different allocation with respect to any Purchase Payment by sending us a written notice with the Purchase Payment or by telephone, if the proper telephone authorization form is on file with us. See Crediting and Allocation of Purchase Payments, page 23.

You may choose to have a specified dollar amount transferred from the Divisions investing in the Fidelity VIP Money Market Portfolio or the Neuberger & Berman AMT Limited Maturity Bond Portfolio to the other Divisions of the Variable Account on a monthly basis during the Accumulation Period with the objective of shielding your investment from short-term price fluctuations. See Dollar Cost Averaging, page 23.

You may transfer or reallocate your Accumulation Value among the Divisions of the Variable Account any time after the end of the Free Look Period. There is no charge for the first 12 transfers per Contract Year during the Accumulation Period. A $25 charge will be assessed for each transfer in excess of 12 during a Contract Year. During the Annuity Period, you may make up to four transfers per Contract Year and no transfer charge will be assessed.

Enhanced Guaranteed Death Benefit

The Contract provides an Enhanced Guaranteed Death Benefit to the Beneficiary if the Owner dies prior to the Annuity Date. For more details, see Enhanced Guaranteed Death Benefit, page 25, and Death Benefit Proceeds, page 26.

Partial Withdrawals

After the Free Look Period, prior to the Annuity Date and while the Contract is in effect, you may take partial withdrawals under any of three options: the Demand Withdrawal Option, the Systematic Income Program or the IRA Income Program.

A penalty tax may be assessed upon partial withdrawals. See Taxation of Annuities, page 41.

Surrendering Your Contract

You may surrender the Contract at any time prior to the Annuity Date and receive its Cash Surrender Value. No Annuity Options are available upon surrender. No surrender may be made on or after the Annuity Date or with respect to any amounts applied under an Annuity Option. See Surrendering to Receive the Cash Surrender Value, page 31.

A penalty tax may be assessed upon surrender. See Taxation of Annuities, page
41.

Your Right to Cancel The Contract

At any time during the Free Look Period, you may cancel your Contract and receive a refund equal to your Accumulation Value plus charges previously deducted. However, if required by state law, we will return the Purchase Payments made. The Free Look Period is a ten day period of time, or such other period as required by a state, beginning when the Contract is delivered to you. See Your Right to Cancel the Contract, page 22.

Contract Charges And Fees

We deduct charges for certain transactions and make deductions from the Divisions of the Variable Account and the Guaranteed Interest Division in the same proportion that the Division Accumulation Value of each Division bears to the total Accumulation Value. We may reduce certain charges for group or sponsored arrangements. See Group or Sponsored Arrangements, page 25. A description of the charges we deduct follows.

If a Purchase Payment is withdrawn or surrendered within five full Contract Years since the Contract Anniversary at the end of the Contract Year in which the Purchase Payment was made, a surrender charge is assessed. If a Purchase Payment is made as of the first day of a Contract Year, a surrender charge will apply against this Purchase Payment for six full years. The surrender charge is 7% of the Purchase Payment if withdrawn in the Contract Year during which the Purchase Payment was made, reduced by 1% each year for the next five Contract Years and is 0% in the sixth Contract Year following the Contract Year in which the Purchase Payment was made. See Surrender Charge, page 34.

If you take more than one demand withdrawal in a Contract Year or take a demand withdrawal in the same Contract Year while the Systematic Income Program is in effect, we impose a partial withdrawal transaction charge equal to the lesser of $25 or 2% of the amount withdrawn. See Partial Withdrawal Transaction Charge page 35.

--------------------------------------------------------------------------------
Exchequer                             14

During the Accumulation Period, we charge each Division of the Variable Account with a daily asset-based charge equivalent to an annual rate of 1.37% for mortality and expense risks which includes 0.12% for the cost of the Enhanced Death Benefit guarantee. During the Annuity Period, the charge is reduced to 1.25%. See Charges Deducted from the Accumulation Value, page 34.

We charge each Division of the Variable Account with a daily asset-based charge equivalent to an annual rate of 0.15% to cover a portion of Contract administration costs. See Asset-Based Administrative Charge, page 36.

During the Accumulation Period, we deduct an annual administrative charge of $30 per Contract Year if Net Purchase Payments are less than $100,000. If Net Purchase Payments equal $100,000 or more, the charge is zero. We also deduct this charge when determining the Cash Surrender Value payable if you surrender the Contract prior to the end of a Contract Year. See Administrative Charge, page 35.

A $25 charge will be assessed for each transfer in excess of 12 during a Contract Year during the Accumulation Period. See Excess Transfer Charge, page 35.

Generally, taxes on Purchase Payments, if any, are incurred as of the Annuity Date, and a charge for taxes on Purchase Payments is deducted from the Accumulation Value as of that date. Some jurisdictions impose a tax on Purchase Payments at the time a Purchase Payment is paid. In these jurisdictions, our current practice is to pay the tax on Purchase Payments for you and then deduct the charge for these taxes from the payout of Proceeds or on the Annuity Date. See Taxes on Purchase Payments, page 35.

There are fees and expenses deducted from the Portfolios. The investment experience of the Portfolios and deductions for fees and expenses from the Portfolios underlying the Divisions in which you are invested will affect your Accumulation Value. Please read the prospectus for each of the Portfolios you are considering for details.

Tax Considerations

Under current Federal income tax law, the increase in value of an annuity contract owned by an individual generally is not taxed until it is distributed. Prior to the Annuity Date, partial withdrawals, surrenders or assignments may result in the recognition of ordinary income for tax purposes and may also result in tax penalties if the taxpayer is under age 59 1/2. After the Annuity Date, the taxable portion of each annuity payout will be subject to tax at ordinary income rates.

Generally, under current Federal income tax law, proceeds of an annuity Contract must be distributed within five years of the death of the Owner. Death proceeds may result in the recognition of ordinary income by the recipient.

Section 1035 of the Code generally provides that no gain or loss shall be recognized on the exchange of an annuity contract for another. Special rules and procedures apply to Section 1035 transactions. See Federal Tax Considerations, page 40.

--------------------------------------------------------------------------------
Exchequer                             15

CONDENSED FINANCIAL INFORMATION

The audited consolidated financial statements of Security Life of Denver Insurance Company as of December 31, 1997, and 1996, and for each of the three years in the period ended, are in the Statement of Additional Information. The audited financial statements of the Security Life Separate Account A1 as of December 31, 1997, and for each of the two years in the period then ended, are included in the Statement of Additional Information and reflect activity for only those divisions that had commenced operations by that date.


------------------------------------------------------------------------------------------------------------------------------------
                Division Investing In:                           Accumulation      Accumulation         Number Of
                                                                 Unit Value At     Unit Value At    Accumulation Units    Calendar
                                                                  Beginning Of     End Of Period   At End Of The Period      Year
                                                                     Period
Neuberger & Berman Advisers Management Trust:
  Limited Maturity Bond Portfolio                                      10.00             9.98                 0.000          1994*
                                                                        9.98            10.35           563,487.916          1995
                                                                       10.35            10.64           288,635.255          1996
                                                                       10.64            11.18           257,388.684          1997
  Government Income Portfolio****                                      10.00            10.05                 0.000          1994*
                                                                       10.05            10.72            13,437.293          1995
                                                                       10.72            10.70            61,534.920          1996
                                                                       10.70            11.54            41,289.281          1997
  Growth Portfolio                                                     10.00             9.83                 0.000          1994*
                                                                        9.83            12.37            13,967.690          1995
                                                                       12.37            13.30           144,473.402          1996
                                                                       13.30            16.90           181,151.566          1997
  Partners Portfolio                                                   10.00             9.82                 0.000          1994*
                                                                        9.82            13.17            18,425.180          1995
                                                                       13.17            16.81           194,111.730          1996
                                                                       16.81            21.73           461,640.407          1997
The Alger American Fund:
  Alger American Small Capitalization Portfolio                        10.00            10.18                 0.000          1994*
                                                                       10.18            14.53           109,121.103          1995
                                                                       14.53            14.91           353,902.764          1996
                                                                       14.91            16.36           415,536.860          1997
  Alger American MidCap Growth Portfolio                               10.00            10.16               983.060          1994*
                                                                       10.16            14.46            45,272.292          1995
                                                                       14.46            15.94           207,341.752          1996
                                                                       15.94            18.05           287,715.601          1997
  Alger American Growth Portfolio                                      10.00            11.98            60,576.492          1995**
                                                                       11.98            13.37           206,009.336          1996
                                                                       13.32            16.56           381,816.079          1997
  Alger American Leveraged AllCap Portfolio                            10.00            14.74            20,636.526          1995**
                                                                       14.74            16.27            99,823.309          1996
                                                                       16.27            19.17           173,762.478          1997
Fidelity Variable Insurance Products Fund:
  VIP Growth Portfolio                                                 10.00            10.14                 0.000          1994*
                                                                       10.14            13.50            91,703.491          1995
                                                                       13.50            15.25           386,707.380          1996
                                                                       15.25            18.55           509,401.880          1997
  VIP Overseas Portfolio                                               10.00             9.57             1,358.026          1994*
                                                                        9.57            10.34            91,367.590          1995
                                                                       10.34            11.53           417,669.832          1996
                                                                       11.53            12.67           530,643.090          1997
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Exchequer                             16

------------------------------------------------------------------------------------------------------------------------------------
                    Division Investing In:                        Accumulation     Accumulation         Number Of
                                                                 Unit Value At     Unit Value At    Accumulation Units    Calendar
                                                                  Beginning Of     End Of Period   At End Of The Period      Year
                                                                     Period
Fidelity Variable Insurance Products Fund, continued:
  VIP Money Market Portfolio                                           10.00              10.04              52,413.096      1994*
                                                                       10.04              10.47             259,770.455      1995
                                                                       10.47              10.87             918,154.339      1996
                                                                       10.87              11.30             610,876.374      1997
Fidelity Variable Insurance Products Fund II:
  VIP II Asset Manager Portfolio                                       10.00               9.63                   0.000      1994*
                                                                        9.63              10.90              62,156.503      1995
                                                                       10.90              12.31             254,932.411      1996
                                                                       12.31              14.62             413,630.978      1997
  VIP II Index 500 Portfolio                                           10.00               9.85                   0.000      1994*
                                                                        9.85              13.11              45,041.743      1995
                                                                       13.11              15.86             349,173.950      1996
                                                                       15.86              20.72             496,758.720      1997
INVESCO Variable Investment Funds, Inc.:
  INVESCO VIF - Total Return Portfolio                                 10.00              10.00                   0.000      1994*
                                                                       10.00              12.14              66,073.393      1995
                                                                       12.14              13.41             228,925.945      1996
                                                                       13.41              16.24             318,654.361      1997
  INVESCO VIF - Industrial Income Portfolio                            10.00              10.10                   0.000      1994*
                                                                       10.10              12.96              81,266.429      1995
                                                                       12.96              15.61             294,419.794      1996
                                                                       15.61              19.71             408,254.168      1997
  INVESCO VIF - High Yield Portfolio                                   10.00              10.09                 676.252      1994*
                                                                       10.09              11.90              54,748.222      1995
                                                                       11.90              13.67             280,339.680      1996
                                                                       13.67              15.79             371,947.154      1997
  INVESCO VIF - Utilities Portfolio                                    10.00              10.00                   0.000      1994*
                                                                       10.00              10.82              22,313.580      1995
                                                                       10.82              12.02             200,534.253      1996
                                                                       12.02              14.61             228,555.316      1997
Van Eck Worldwide Insurance Trust:
  Worldwide Balanced Fund****                                          10.00              10.00                 513.000      1994*
                                                                       10.00               9.85              14,721.975      1995
                                                                        9.85              10.83              86,789.616      1996
                                                                       10.83              11.78              87,130.936      1997
  Worldwide Hard Assets Fund                                           10.00               9.20                 700.158      1994*
                                                                        9.20              10.06               7,301.735      1995
                                                                       10.06              11.69              86,244.713      1996
                                                                       11.69              11.31              82,978.958      1997
  Worldwide Emerging Markets                                           10.00              10.00                   0.000      1997***

AIM VI
  Government Securities                                                10.00              10.00                   0.000      1997***
------------------------------------------------------------------------------------------------------------------------------------

*    Commencement of business in these Divisions was on October 14, 1994.
**   Commencement of business in these Divisions was on May 1, 1995.
*** Investment in these Divisions became available on December 31, 1997. **** No longer available for investment.

--------------------------------------------------------------------------------
Exchequer                             17

FACTS ABOUT SECURITY LIFE AND THE VARIABLE ACCOUNT

Security Life

Security Life is a stock life insurance company organized under the laws of the State of Colorado in 1928. Our headquarters are located at 1290 Broadway, Denver, Colorado 80203-5699. We are admitted to do business in the District of Columbia and all states except New York. As of the end of 1997, Security Life and its consolidated subsidiaries had over $120.2 billion of life insurance in force. Our total assets exceeded $8.5 billion and our shareholder's equity exceeded $870 million on a generally accepted accounting principles basis as of December 31, 1997. We offer a complete line of life insurance and retirement products, including annuities, individual and group life, pension products, and market life reinsurance.

Security Life actively manages its General Account investment portfolio to meet both long-term and short-term contractual obligations. The General Account portfolio invests primarily in investment-grade bonds and low-risk policy loans.

Security Life is a wholly owned indirect subsidiary of ING Groep, N.V. ("ING"), one of the world's three largest diversified financial services organizations. ING is headquartered in Amsterdam, The Netherlands, and had consolidated assets exceeding $307.6 billion on a Dutch (modified U.S.) generally accepted accounting principles basis as of December 31, 1997.

The principal underwriter and distributor for the Contracts is ING America Equities, Inc. ("ING America Equities"), a wholly owned subsidiary of Security Life. ING America Equities is registered as a broker-dealer with the SEC and is a member of the NASD. The current address for ING America Equities is 1290 Broadway, Denver, Colorado 80203-5699.

Customer Service Center

Financial Administrative Services Corporation provides administrative services for Security Life at our Customer Service Center at P.O. Box 173763, Denver, CO 80217-3763. The administrative services include processing Purchase Payments, Annuity Payouts, Death Benefits, surrenders, partial withdrawals and transfers; preparing confirmation notices and periodic reports; calculating mortality and expense risk charges; calculating Accumulation and Annuity Unit Values and distributing voting materials and tax reports.

The Variable Account

All obligations under the Contract are general obligations of Security Life. The Variable Account is a separate investment account used to support our variable annuity contracts and for other purposes as permitted by applicable laws and regulations. The assets of the Variable Account are our property, but are kept separate from our General Account and our other variable accounts. We may offer other variable annuity Contracts investing in the Variable Account which are not discussed in this prospectus. The Variable Account may also invest in other portfolios which are not available to the Contract described in this prospectus.

We own all the assets in the Variable Account. Income and realized and unrealized gains or losses from assets in the Variable Account are credited to or charged against the Variable Account without regard to other income, gains or losses in our other investment accounts. That portion of the assets of the Variable Account which is equal to the reserves and other contract liabilities with respect to the Variable Account is not chargeable with liabilities arising out of any other business we may conduct. It may, however, be subject to liabilities arising from Divisions of the Variable Account whose assets are attributable to other variable annuity contracts offered by the Variable Account. If the assets exceed the required reserves and other contract liabilities, we may transfer the excess to our General Account. The assets in the Variable Account will at all times equal or exceed the sum of the accumulation values of all contracts funded by this Variable Account.

The Variable Account was established on November 3, 1993, and it may invest in mutual funds or other investment portfolios which we determine to be suitable for the contracts' purposes. The Variable Account is treated as a unit investment trust under Federal securities laws. It is registered with the SEC under the Investment Company Act of 1940 (the "1940 Act") as an investment company. Such registration does not involve any supervision by the SEC of the management of the Variable Account or Security Life. The Variable Account is governed by the laws of Colorado, our state of domicile, and may also be governed by laws of other states in which we do business.

Nineteen Divisions of the Variable Account are currently available under the Contract. Each of the Divisions invests in shares of a corresponding Portfolio of a mutual fund. Therefore, the investment experience of your Contract depends on the experience of the Divisions you select. These Portfolios are available only to serve as the underlying investment for variable annuity and variable life insurance contracts issued through separate accounts of Security Life as well as other life insurance companies, and to certain qualified pension and retirement plans. They are not available directly to individual investors.

Maximum Number of Investment Divisions

You may utilize a maximum of 18 Divisions for investment over the lifetime of the Contract until current administrative systems are enhanced. The Divisions include the Divisions of the

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Variable Account and the Guaranteed Interest Division. For example, if you have allocated or transferred funds to 17 Divisions of the Variable Account and to the Guaranteed Interest Division (or to 18 Divisions of the Variable Account), those will be the only Divisions to which you can subsequently allocate or transfer funds. Therefore, you may prefer to utilize fewer Divisions in the early years of the Contract so as to leave open the option to invest in other Divisions in the future. An Owner who has used 18 Variable Divisions will no longer have the Guaranteed Interest Division available for future use.

The Portfolios

Currently, each Division of the Variable Account offered pursuant to this prospectus invests in a corresponding Portfolio. See the prospectus for each of the Portfolios being considered for details.

Shares of these Portfolios are sold to separate accounts of insurance companies, which may or may not be affiliated with Security Life or each other, a practice known as "shared funding." These shares may also be sold to separate accounts funding both variable annuity contracts and variable life insurance policies, a practice known as "mixed funding." As a result, there is a possibility that a material conflict may arise between the interests of Owners of Contracts in which Division Accumulation Values are allocated to the Variable Account and of owners of contracts in which accumulation values are allocated to one or more other separate accounts investing in any one of the Portfolios. Shares of these Portfolios may also be sold to certain qualified pension and retirement plans qualifying under Section 401 of the Code that include cash or deferred arrangements under Section 401(k) of the Code. As a result, there is a possibility that a material conflict may arise between the interests of owners generally or certain classes of owners, and such retirement plans or participants in such retirement plans. In the event of a material conflict, Security Life will consider what action may be appropriate, including removing the Portfolio from the Variable Account. There are certain risks associated with mixed and shared funding and with the sale of shares to qualified pension and retirement plans, as disclosed in each Portfolio's prospectus.

Each of the Portfolios is part of a separate series of an open-end diversified management investment company which receives investment advice from a registered investment adviser. The Neuberger & Berman Advisers Management Trust utilizes a master feeder structure. See the prospectus for the Neuberger & Berman Advisers Management Trust for more details.

The Portfolios as well as their investment objectives are described below. There is no guarantee that any Portfolio will meet its investment objectives. Meeting objectives depends on various factors, including, in certain cases, how well the portfolio manager anticipates changing economic and market conditions.

Please refer to the prospectus for each of the Portfolios you are considering for more information. A description of each Portfolio, its objectives and investments of each Portfolio follows.

Neuberger & Berman Advisers Management Trust

The Neuberger & Berman Advisers Management Trust (the "Trust") is a registered, open-end management investment company organized as a Delaware business trust pursuant to a Trust Instrument dated May 23, 1994. The Trust is comprised of separate Portfolios, each of which invests all of its net investable assets in a corresponding series of Advisers Managers Trust ("Managers Trust"), a diversified, open-end management investment company organized as of May 24, 1994 as a New York common law trust. This master feeder structure is different from that of many other investment companies which directly acquire and manage their own portfolios of securities. Neuberger & Berman Management Incorporated acts as investment manager to Managers Trust and Neuberger & Berman, L.P. as sub-adviser.

Limited Maturity Bond Portfolio -- seeks the highest current income consistent with low risk to principal and liquidity. As a secondary objective, it also seeks to enhance its total return. The Limited Maturity Bond Portfolio pursues its investment objectives by investing in a diversified portfolio of U.S. Government and Agency securities and investment grade debt securities issued by financial institutions, corporations and others. The Limited Maturity bond Portfolio may invest up to 10% of its net assets, measured at the time of investment, in fixed income securities rated below investment grade or in comparable unrated securities. The Limited Maturity Bond Portfolio's dollar weighted average portfolio duration may range up to four years although the series may invest in securities of any duration.

Growth Portfolio -- seeks capital appreciation without regard to income and invests in small, medium and large capitalization securities believed to have maximum potential for long term capital appreciation. The portfolio managers currently intend to focus primarily on the securities of medium-capitalization companies. The portfolio utilizes a "growth at a reasonable price" strategy in selecting these securities. This investment program involves greater risks and share price volatility than programs that invest in more conservative securities.

Partners Portfolio -- seeks capital growth through an investment approach that is designed to increase capital with reasonable risk. Its investment program seeks securities believed to be undervalued based on strong fundamentals such as low price to earnings ratio, consistent cash flow, and

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  support from asset values. Up to 15% of the series' net assets, measured at the time of investment, may be invested in corporate debt securities rated below investment grade.

The Alger American Fund

The Alger American Fund is a registered investment company organized on April 6, 1988, as a multi-series Massachusetts business trust. The Fund's investment manager is Fred Alger Management, Inc., which has been in the business of providing investment advisory services since 1964.

Alger American Small Capitalization Portfolio -- seeks to obtain long term capital appreciation. Except during temporary defensive periods, the Portfolio invests at least 65% of its total assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization within the range of companies included in the Russell 2000 Growth Index ("Russell Index") or the S&P SmallCap 600 Index ("S&P Index"), updated quarterly. Both indexes are broad indexes of small capitalization stocks. As of December 31, 1997, the range of market capitalization of the companies in the Russell Index was $20 million to $2.97 billion; the range of market capitalization of the companies in the S&P Index at that date was $21 million to $2.934 billion. The combined range was $20 million to $2.97 billion.

Alger American MidCap Growth Portfolio -- seeks long term capital appreciation.
   Except during temporary defensive periods, the Portfolio invests at least 65% of its total assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization within the range of companies included in the S&P MidCap 400 Index, updated quarterly. The S&P MidCap 400 Index is designed to track the performance of medium capitalization companies. As of December 31, 1997, the range of market capitalization of these companies was $213 million to $13.737 billion.

Alger American Growth Portfolio -- seeks to obtain long term capital appreciation. The Portfolio will invest its assets primarily in companies whose securities are traded on domestic stock exchanges or in the over-the-counter market. Except during temporary defensive periods, the Portfolio will invest at least 65% of its total assets in the securities of companies that, at the time of purchase of the securities, have a total market capitalization of $1 billion or greater.

Alger American Leveraged AllCap Portfolio -- seeks long term capital appreciation. The Portfolio may purchase put and call options and sell (write) covered call and put options on securities and securities indexes to increase gain and to hedge against the risk of unfavorable price movements, and may enter into futures contracts on securities indexes and purchase and sell call and put options on these futures contracts. The Portfolio may also borrow money for the purchase of additional securities. The Portfolio may borrow only from banks and may not borrow in excess of one third of the market value of its assets, less liabilities other than such borrowing. Except during temporary defensive periods, the Portfolio will invest 85% of its net assets in equity securities of companies of any size.

Fidelity Variable Insurance Products Fund And Variable Insurance Products
Fund II

Fidelity Variable Insurance Products Fund and Variable Insurance Products Fund II are open-end, diversified, management investment companies organized as Massachusetts business trusts on November 13, 1981, and March 21, 1988, respectively. The funds are managed by Fidelity Management & Research Company ("FMR") which handles the Funds' business affairs. FMR is the management arm of Fidelity Investments, which was established in 1946 and is now America's largest mutual fund manager.

VIP Growth Portfolio -- seeks capital appreciation by investing in common stocks, although the Portfolio is not limited to any one type of security.

VIP Overseas Portfolio -- seeks long term growth of capital primarily through investments in foreign securities. The Overseas Portfolio provides a means for investors to diversify their own portfolios by participating in companies and economies outside of the United States.

VIP Money Market Portfolio -- seeks as high a level of current income as is consistent with preserving capital and providing liquidity. The Portfolio will invest only in high quality U.S. dollar-denominated money market securities of domestic and foreign issuers.

VIP II Asset Manager Portfolio -- seeks high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds, and short-term money market instruments.

VIP II Index 500 Portfolio -- seeks to provide investment results that correspond to the total return (i.e., the combination of capital changes and income) of common stocks publicly traded in the United States. In seeking this objective, the Portfolio attempts to duplicate the composition and total return of the Standard & Poor's Composite Index of 500 Stocks while keeping transaction costs and other expenses low. The Portfolio is designed as a long-term investment.

INVESCO Variable Investment Funds, Inc.

INVESCO Variable Investment Funds, Inc. is a registered, open-end management investment company that was organized

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as a Maryland corporation on August 19, 1993, and is currently comprised of four diversified investment Portfolios, described below. INVESCO Funds Group, Inc., the Funds' investment adviser, is primarily responsible for providing the Portfolios with various administrative services and supervising the Funds' daily business affairs. Portfolio management is provided to each Portfolio by its sub-adviser. INVESCO Trust Company serves as sub-adviser to the Industrial Income, High Yield and Utilities Portfolios. INVESCO Capital Management, Inc. serves as sub-adviser to the Total Return Portfolio.

INVESCO VIF Total Return Portfolio -- seeks a high total return on investment through capital appreciation and current income. The Total Return Portfolio seeks to achieve its investment objective by investing in a combination of equity securities (consisting of common stocks and, to a lesser degree, securities convertible into common stock) and fixed income securities.

INVESCO VIF Industrial Income Portfolio -- seeks the best possible current income, while following sound investment practices. Capital growth potential is an additional consideration in the selection of portfolio securities. The Portfolio normally invests at least 65% of its total assets in dividend-paying common stocks. Up to 10% of the Portfolio's total assets may be invested in equity securities that do not pay regular dividends. The remaining assets are invested in other income-producing securities, such as corporate bonds. The Portfolio also has the flexibility to invest in other types of securities.

INVESCO VIF High Yield Portfolio -- seeks a high level of current income by investing substantially all of its assets in lower rated bonds and other debt securities and in preferred stock. Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in debt securities having maturities at the time of issuance of at least three years. Potential capital appreciation is a factor in the selection of investments, but is secondary to the Portfolio's primary objective. This Portfolio may not be appropriate for all Owners due to the higher risk of lower rated bonds commonly known as "junk bonds." See the prospectus for the INVESCO VIF High Yield Portfolio for more information concerning these risks.

INVESCO VIF Utilities Portfolio -- seeks capital appreciation and income through investments primarily in equity securities of companies principally engaged in the public utilities business.

Van Eck Worldwide Insurance Trust

Van Eck Worldwide Insurance Trust is an open-end management investment company organized as a "business trust" under the laws of the Commonwealth of Massachusetts on January 7, 1987. Van Eck Associates Corporation serves as investment adviser and manager to the Worldwide Hard Assets Fund, the Worldwide Balanced Fund and the Worldwide Emerging Markets Fund. Fiduciary International Inc. does not currently serve as sub-investment adviser to the Worldwide Balanced Fund, but it is expected to do so when the Fund's assets reach a point at which it is appropriate to utilize the sub-investment adviser's services. On April 30, 1997, the Van Eck Gold and Natural Resources Fund was renamed the Worldwide Hard Assets Fund to reflect the Fund's new investment objective and concentration policy approved by shareholders on April 9, 1997. The Fund's new investment objective is described below.

Van Eck Worldwide Hard Assets Fund -- (formerly the Van Eck Gold and Natural
   Resources Fund) seeks long term capital appreciation by investing globally, primarily in hard assets securities. Hard assets are tangible, finite assets, such as real estate, energy, timber, and industrial and precious metals. Income is a secondary consideration.

Van Eck Worldwide Emerging Markets Fund -- seeks long term capital appreciation by investing primarily in equity securities in emerging markets around the world.

AIM Variable Insurance Funds, Inc.

AIM Variable Insurance Funds, Inc. is a registered, open-end, series management investment company. AIM Advisors, Inc., ("AIM") manages each Fund's assets pursuant to a master investment advisory agreement dated February 28, 1997. AIM was organized in 1976 and is a wholly owned subsidiary of AIM Management Group, Inc., an indirect subsidiary of AMVESCAP PLC, (formerly INVESCO PLC).

AIM VI Government Securities Portfolio -- seeks to achieve a high level of current income consistent with reasonable concern for safety of principal by investing in debt securities issued, guaranteed or otherwise backed by the U.S. Government.

Changes Within the Variable Account

We may from time to time make the following changes to the Variable Account:

         1) Make additional Divisions available. These Divisions will invest in Portfolios we find suitable for the Contract.

         2) Eliminate Divisions from the Variable Account, combine two or more Divisions, or substitute a new Portfolio for the Portfolio in which a Division invests. A substitution may become necessary if, in our judgment, a Portfolio no longer suits the purposes of the Contract. This may also happen

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

              due to a change in laws or regulations, or a change in a Portfolio's investment objectives or restrictions, or because the Portfolio is no longer available for investment, or for some other reason, such as a declining asset base.

         3) Transfer assets of the Variable Account, which we determine to be associated with the class of contracts to which your Contract belongs, to another Variable Account.

         4)   Withdraw the Variable Account from registration under the 1940
              Act.

         5) Operate the Variable Account as a management investment company under the 1940 Act.

         6) Cause one or more Divisions to invest in a mutual fund other than or in addition to the Portfolios.

         7)   Discontinue the sale of Contracts and Certificates.

         8) Terminate any employer or plan trustee agreement with us pursuant to its terms.

         9)   Restrict or eliminate any voting rights as to the Variable
              Account.

         10) Make any changes required by the 1940 Act or the rules or regulations thereunder.

No such change will be made until it becomes effective with the SEC or without any necessary approval of the applicable state insurance departments. Owners will be notified of all changes.


FACTS ABOUT THE CONTRACT

Your Right to Cancel The Contract

You may cancel the Contract within your Free Look Period, which is ten days after you receive your Contract. We deem this period to expire 15 days after the Contract is mailed from our Customer Service Center. Some states' laws may require a longer Free Look Period. If you decide to cancel, you may mail or deliver the Contract to us at our Customer Service Center. We will refund the Accumulation Value plus any charges we deducted. If you purchased a Contract in a state that requires the return of Purchase Payments during the Free Look Period and you exercise your Free Look right, we will return the Accumulation Value plus any charges we previously deducted or the Purchase Payments made, whichever is greater.

Purchase Payments

Initial Purchase Payment

You purchase the Contract with an initial Purchase Payment. The minimum initial Purchase Payment is $5,000 ($1,000 for an IRA). We may reduce the minimum initial Purchase Payment requirements for certain group or sponsored arrangements or with approval by us. See Group or Sponsored Arrangements, page
25. We will take under consideration and may refuse to accept an initial Purchase Payment in excess of $1,500,000.

Additional Purchase Payments

We can accept additional Purchase Payments until the Owner reaches the Age of 86 or the Annuity Date, if earlier. The minimum additional Purchase Payment we will accept is $500 ($250 for an IRA or $90 if you have set up your IRA on a monthly program of Purchase Payments). We may reduce the minimum additional Purchase Payment requirements for certain group or sponsored arrangements or with approval by Security Life. We may refuse to accept a Purchase Payment if it would cause the sum of all Net Purchase Payments to exceed $1,500,000.

Under the Code, contributions to an Individual IRA contract may not exceed $2,000 in any year. For married individuals filing joint returns, each spouse may establish an IRA Contract and contribute up to $2,000 per year ($4,000 total even if one spouse doesn't work), provided that the combined contributions do not exceed the total combined compensation of both spouses. Employer contributions to a SEP cannot exceed the lesser of $30,000 or 15% of an employee's compensation. Under a SARSEP established prior to January 1, 1997, salary reduction contributions are permitted up to a maximum of $7,000, indexed for inflation. A SARSEP may not be established after January 1, 1997. Under a SIMPLE plan, employees may elect to make salary reduction contributions up to a maximum of $6,000 per year, indexed for inflation, and, in addition, the employer must make either dollar-for-dollar matching contributions up to 3% of each contributing employee's compensation or 2% of compensation for every employee earning at least $5,000 per year. Special limitations apply to SEP Contracts and SIMPLE Contracts. Consult your tax adviser for assistance in determining the maximum contribution limits for your SEP or SIMPLE Contract. These maximums are not applicable to any Purchase Payment which is the result of a rollover or transfer from another qualified plan.

Where to Make Payments

Send Purchase Payments to our Customer Service Center at the address shown on the cover. We will send you a confirmation notice upon receipt. Make checks payable to Exchequer

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Annuity/Security Life.

Crediting and Allocation of Purchase Payments

We will credit the initial Purchase Payment within two business days of receipt at our Customer Service Center of a completed application. We may retain the initial Purchase Payment for up to five business days while attempting to complete an incomplete application. If the application cannot be made complete within five business days, the applicant will be informed of the reasons for the delay and the initial Purchase Payment will be returned immediately unless the applicant specifically consents to our retaining the initial Purchase Payment until the application is made complete. The initial Purchase Payment will then be credited within two business days of the proper completion of the application.

We will credit additional Purchase Payments that are accepted by us as of the Valuation Period of receipt at our Customer Service Center.

The initial Purchase Payment is allocated among the Divisions according to your most recent allocation instructions, unless the Contract is issued in a state that requires the return of Purchase Payments during the Free Look Period. See Your Right to Cancel the Contract, page 22. In those states, your initial Purchase Payment allocated to the Guaranteed Interest Division will be allocated to that Division upon receipt; your initial Purchase Payment allocated to the Divisions of the Variable Account will be allocated to the Division investing in the Fidelity VIP Money Market Portfolio during the Free Look Period and then transferred to the Divisions of the Variable Account according to your most recent instructions.

You may allocate your Purchase Payments among any of the Divisions available. All percentage allocations must be in whole numbers. We allocate any additional Purchase Payments among the Divisions in accordance with your most recent allocation instructions, or as otherwise instructed by you. You may designate a different allocation with respect to any Purchase Payment by sending us a written notice with the Purchase Payment or by telephone, if the proper telephone authorization form is on file with us.

You may utilize a maximum of 18 Divisions for investment over the lifetime of the Contract until current administrative systems are enhanced. The Divisions include the Divisions of the Variable Account and the Guaranteed Interest Division. For example, if you have allocated or transferred funds to 17 Divisions of the Variable Account and to the Guaranteed Interest Division (or to 18 Divisions of the Variable Account), those will be the only Divisions to which you can subsequently allocate or transfer funds. Therefore, you may prefer to utilize fewer Divisions in the early years of the Contract so as to leave open the option to invest in other Divisions in the future. An Owner who has used 18 Variable Divisions will no longer have the Guaranteed Interest Division available for future use.

You may allocate your Purchase Payments among the Division available under the Contract in any way you choose, subject to certain restrictions. During the Accumulation Period, you may change the allocation of your Accumulation Value up to 12 times per Contract Year free of charge.

Dollar Cost Averaging

The main objective of Dollar Cost Averaging is to protect your investment from short-term price fluctuations. Because the same dollar amount is transferred to a Division each month, more units are purchased in a Division if the value per unit that month is low, and fewer units are purchased if the value per unit that month is high. This plan of investing keeps you from investing too much when the price of shares is high and too little when the price of shares is low.

During the Accumulation Period only, if you have at least $10,000 of Division Accumulation Value in either the Division investing in the Fidelity VIP Money Market Portfolio or the Neuberger & Berman AMT Limited Maturity Bond Portfolio, you may choose to transfer a specified dollar amount each month from one of these Divisions to other Divisions of the Variable Account. Dollar cost averaging transfers may not be made to the Guaranteed Interest Division. The minimum amount that you may elect to transfer each month under this option is $100. The maximum amount that you may transfer under this option is equal to the Division Accumulation Value in the Division from which the transfer is taken when the election is made, divided by 12. Percentage allocations of the transfer amount must be designated as whole number percentages; no specific dollar designation may be made to the Divisions of the Variable Account. You may specify a date for Dollar Cost Averaging to terminate. You may also specify a dollar amount so that when the Division Accumulation Value in the Division from which dollar cost averaging transfers are made reaches this dollar amount, Dollar Cost Averaging will terminate.

The transfer date will be the same calendar day each month as the Contract Date. If this calendar day is not a Valuation Date, the next Valuation Date will be used. If, on any transfer date, the value in the chosen Division is equal to or less than the amount you have elected to transfer, the entire amount will be transferred, and this option will end.

You may change the transfer amount or the Divisions to which transfers are to be made once each Contract Year, subject to the above limitations. You may cancel this election by sending written notice to our Customer Service Center at least seven days before the next transfer date. Any transfer under this option is not counted toward the limit of 12 transfers per

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


Contract Year for purposes of the Excess Transfer Charge.

Dollar Cost Averaging will end as of the Valuation Date immediately preceding the Annuity Date.

If you elect both Dollar Cost Averaging and Automatic Rebalancing, Dollar Cost Averaging will take place first. As of the first Valuation Date of the next calendar quarter after Dollar Cost Averaging has terminated, Automatic Rebalancing will begin. Dollar Cost Averaging is available without charge.

If you elect telephone privileges in an application or send written notice to our Customer Service Center requesting this privilege, you may make changes to your Dollar Cost Averaging options by telephoning our Customer Service Center. See Telephone Privileges, page 33.

Automatic Rebalancing

The Automatic Rebalancing feature provides a method for maintaining a balanced approach to investing your Accumulation Value and simplifying the process of asset allocation over time. There is no charge for this feature. Any transfers as a result of the operation of this feature are not counted toward the limit of 12 transfers per Contract Year for purposes of the Excess Transfer Charge. If you wish to transfer among the Divisions during the operation of the Automatic Rebalancing feature, you must change your Automatic Rebalancing allocation instructions to achieve the transfer.

When you apply for the Contract, or at any subsequent time during the Accumulation Period, you may elect Automatic Rebalancing by electing this feature on the application or notifying us in writing or by telephone, if the proper telephone authorization form is on file with us. Automatic Rebalancing allows you to match your Division Accumulation Value allocations over time with the allocation percentages you have selected. As of the first Valuation Date of each calendar quarter, we will automatically reallocate the amounts in each of the Divisions into which you allocate Purchase Payments to match your allocation percentages. This will rebalance any Division Accumulation Values that may be out of line with the allocation percentages you initially indicated, which may result, for example, from Divisions which do not perform as well as the other Divisions in certain quarterly periods.

If you elect this feature, as of the first Valuation Date of the next calendar quarter we will transfer amounts among the Divisions so that the ratio of your Division Accumulation Value in each Division to your total Accumulation Value matches your selected allocation percentage for that Division.

If you elect Automatic Rebalancing with your application, the first transfer will occur as of the first Valuation Date of the next calendar quarter following the end of the Free Look Period. If you elect this feature after the Contract Date, the first transfer will be processed as of the first Valuation Date of the next calendar quarter after we receive the notification at our Customer Service Center and the Free Look Period has ended.

You may change the allocation percentages for Automatic Rebalancing at any time and your Accumulation Value will be reallocated as of the Valuation Date that we receive your allocation instructions at our Customer Service Center. Any reduction in your allocation to the Guaranteed Interest Division, however, will be considered a transfer from that Division and, therefore, must comply with the maximum transfer amount and time limitations on transfers from the Guaranteed Interest Division, as described in Your Right to Transfer Among Divisions, page
33. We will not process a request which is in conflict with these requirements.

Automatic Rebalancing may be terminated at any time, so long as we receive written notice of the termination at least seven days prior to the first Valuation Date of the next calendar quarter.


If you elect both Automatic Rebalancing and Dollar Cost Averaging, Dollar Cost Averaging will take place first. As of the first Valuation Date of the next calendar quarter after Dollar Cost Averaging has terminated, Automatic Rebalancing will begin.

If you elect telephone privileges in an application or send written notice to our Customer Service Center requesting this privilege, you may make changes to your Automatic Rebalancing options by telephoning our Customer Service Center. See Telephone Privileges, page 33.

Reports to Owners

During the Accumulation Period, we will send you a report within 31 days after the end of each calendar quarter. This report will show the current Accumulation Value in each Division, the total Accumulation Value, the Cash Surrender Value and the Guaranteed Death Benefit, as of the end of the calendar quarter, as well as activity under the Contract since the last report.

During the Annuity Period, we will send you a report within 31 days after the end of each calendar year showing any information required by law. The reports will include any information that may be required by the SEC or the insurance supervisory official of the jurisdiction in which the Contract is delivered.

We will also send you copies of any shareholder reports of the Portfolios in which the Divisions invest, as well as any other reports, notices or documents required by law to be furnished to

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Owners.

Group or Sponsored Arrangements

For certain group or sponsored arrangements, we may reduce or eliminate the surrender charge, the length of time a surrender charge applies, the administrative charge, the minimum initial Purchase Payment and the minimum additional Purchase Payment requirements, as well as other fees or charges. See Contract Charges and Fees, page . We may also increase the amount of partial withdrawals which may be withdrawn without surrender charge. For example, group arrangements include those in which a trustee, an employer or an association purchases Contracts covering a group of individuals on a group basis or special exchange programs Security Life may offer, including programs to officers, directors and employees (and their families) of Security Life or its affiliates. Sponsored arrangements include those in which an employer or association allows us to offer Contracts to its employees or members on an individual basis.

Our costs for sales, administration, and mortality generally vary with the size and stability of the group, among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements. We will make any reductions according to our rules in effect when an application form for a Contract is approved. We may change these rules from time to time. Any variation in the surrender charge, administrative charge or other charges, fees and privileges will reflect differences in costs or services and will not be unfairly discriminatory.

Offering the Contract

ING America Equities is principal underwriter and distributor of the Contract as well as of other contracts issued through the Variable Account and other variable accounts of Security Life and its affiliates. ING America Equities is a wholly owned subsidiary of Security Life. It is registered with the SEC as a broker-dealer and is a member of the NASD. Security Life pays ING America Equities for acting as principal underwriter under a distribution agreement. The offering of the Contract will be continuous.

ING America Equities will enter into sales agreements with broker-dealers to solicit for the sale of the Contract through registered representatives who are licensed to sell securities and variable insurance products including variable annuities. The broker-dealer involved will generally receive commissions based on a percent of Purchase Payments made (up to a maximum of 6.0%), a percent of Accumulation Value (up to a maximum of 0.20%), or a combination of these two. Compensation arrangements may vary among broker-dealers. In addition, we may also pay override payments, expense allowances, bonuses, wholesaler fees, and training allowances. Certain registered representatives who meet specified production levels may qualify, under our sales incentive programs, to receive non-cash compensation such as expense-paid trips, educational seminars and merchandise. The writing registered representative will receive a percentage of these commissions from the respective broker-dealer, depending on the practice of that broker-dealer. These commissions will be paid to the broker-dealer by ING America Equities and will not be charged to the Owner.


VALUES UNDER THE CONTRACT

Enhanced Guaranteed Death Benefit

The Death Benefit payable under the Contract provides for an Enhanced Guaranteed Death Benefit amount which is greater than the traditional basic death benefit payable under annuity contracts. The Enhanced Guaranteed Death Benefit is the greatest of the following amounts as of the Valuation Date Enhanced Guaranteed Death Benefit Proceeds are determined:

         1) Net Purchase Payments accumulated at 4% per year (0% after attained Age 75 and for Contracts issued in certain states) up to a maximum of two times the sum of all Net Purchase Payments. Net Purchase Payments are Purchase Payments made less Gross Partial Withdrawals taken; or

         2)   The Accumulation Value; or

         3) The Step-Up Benefit, plus Net Purchase Payments since the last step-up anniversary. The Step-Up Benefit at issue is the initial Purchase Payment.

As of each step-up anniversary, the current Accumulation Value is compared to the prior determination of the Step-Up Benefit increased by Net Purchase Payments since the last step-up anniversary. The greater of these becomes the new Step-Up Benefit. The step-up anniversaries are every 6th Contract Anniversary for the duration of the Contract (i.e., the 6th, 12th, 18th, etc.).

The Death Benefit payable to the Beneficiary is the Enhanced Guaranteed Death Benefit as calculated above minus taxes incurred but not deducted.

Death Benefit Proceeds

Proceeds payable to the Beneficiary upon the death of the Owner before the Annuity Date will be the Death Benefit and will be paid according to the provisions in Distribution-at-Death Rules, page 41. If the Owner is not an individual, Proceeds are

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payable upon the death of the Annuitant.

The Death Benefit will be determined as of the Valuation Date we receive both due proof of death and all information needed to process the claim, including designation of a Beneficiary and the election of a one sum payout or election under an Annuity Option.

We will pay the Proceeds in one lump sum unless the Beneficiary elects an Annuity Option within 60 days of our receipt of due proof of death but prior to the date on which we pay the Proceeds. See Choosing an Annuity Option, page . If a one sum payout is elected, the Proceeds will be paid within 7 days of determination of the amount of the Death Benefit described above. Interest will be paid on the Proceeds from the date of determination of the Death Benefit to the date of payout. Interest is at the rate we declare, or any higher rate required by law, but not less than 3% per year. If the Proceeds are paid under an Annuity Option, the Beneficiary becomes the Annuitant, and the Contingent Beneficiary becomes the Contingent Annuitant. Contact our Customer Service Center or your agent for more information.

How to Claim Payouts to Beneficiary

Before we will make any payouts to the Beneficiary, we must receive due proof of the death of the Owner in the form of a certified death certificate and all information necessary to process the claim including designation of a Beneficiary and the election of a one sum payout or election under an Annuity Option. The Beneficiary should contact our Customer Service Center for instructions. For information on tax matters relating to death benefit Proceeds, see Federal Tax Considerations, page 39.

Your Accumulation Value

The Accumulation Value of your Contract is the sum of all the Division Accumulation Values of the Variable Account in which your Contract is invested, plus any Accumulation Value of the Guaranteed Interest Division. Each Accumulation Value as of any day is determined by multiplying the number of your Accumulation Units in that Division by the Accumulation Unit Value as of that day for that Division. We adjust your Accumulation Value as of each Valuation Date to reflect Purchase Payments and transfers made, partial withdrawals taken, deduction of certain charges, earned interest of the Guaranteed Interest Division, and the investment experience of the Divisions of the Variable Account. The Accumulation Value, less applicable taxes, is applied under the elected Annuity Option as of the Annuity Date. See Choosing an Annuity Option, page 35.

You may allocate your Accumulation Value among the Divisions available, subject to the restrictions on the percentages and amounts allocated from a Purchase Payment or a transfer to or from any Division, and the 18 fund limitation.

Measurement of Investment Experience for the Divisions of the Variable Account

Accumulation Unit Value

The investment experience of a Division of the Variable Account is determined as of each Valuation Date. We use an Accumulation Unit Value to measure the experience of each of the Variable Account Divisions during a Valuation Period. The Accumulation Unit Value for a Valuation Period equals the Accumulation Unit Value for the preceding Valuation Period multiplied by the Accumulation Experience Factor for the Valuation Period.

We determine the number of Accumulation Units related to a given transaction in a Division of the Variable Account as of a Valuation Date by dividing the dollar value of that transaction in that Division by that Division's Accumulation Unit Value for that date.

For a description of the method of calculating the Accumulation Unit Value, see the Statement of Additional Information.

How We Determine the Accumulation Experience Factor

For each Division of the Variable Account, the Accumulation Experience Factor reflects the investment experience of the Portfolio in which that Division invests and the charges assessed against that Division for a Valuation Period. The Accumulation Experience Factor is calculated as follows:

         1) The net asset value of the Portfolio in which that Division invests as of the end of the current Valuation Period; plus

         2) The amount of any dividend or capital gains distribution declared and reinvested in that Portfolio during the current Valuation Period; minus

         3)   A charge for taxes, if any.

         4) The result of 1), 2), and 3) divided by the net asset value of that Portfolio as of the end of the preceding Valuation Period; minus

         5) The daily mortality and expense risk charge for that Division for each day in the Valuation Period; minus

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         6)   The daily asset-based administrative charge for that Division for each day in the Valuation Period.

Net Rate of Return for a Division of the Variable Account

The Net Rate of Return for a Division of the Variable Account during a Valuation Period is the Accumulation Experience Factor for that Valuation Period minus one.

Division Accumulation Value of Each Division of the Variable Account

Each Division Accumulation Value as of the Contract Date is equal to the amount of the initial Purchase Payment allocated to that Division.

On subsequent Valuation Dates, the amount of each Division Accumulation Value is calculated as follows:

         1) The number of Accumulation Units in that Division of the Variable Account as of the end of the preceding Valuation Period multiplied by that Division's Accumulation Unit Value for the current Valuation Period; plus

         2) Any additional Purchase Payments allocated to that Division during the current Valuation Period; plus

         3) Any Division Accumulation Value transferred to such Division during the current Valuation Period; minus

         4) Any Division Accumulation Value transferred from such Division during the current Valuation Period; minus

         5) Any excess transfer charge allocated to such Division during the current Valuation Period; minus

         6) Any Gross Partial Withdrawals allocated to that Division during the current Valuation Period; minus

         7) The portion of the annual administrative charge applicable to that Division if a Contract Anniversary occurs during the Valuation Period.

Division Accumulation Value of the Guaranteed Interest Division

The Division Accumulation Value of the Guaranteed Interest Division as of the Contract Date is equal to the amount of the initial Purchase Payment allocated to that Division.

On subsequent Valuation Dates, the Division Accumulation Value of the Guaranteed Interest Division is calculated as follows:

         1) The Division Accumulation Value of the Guaranteed Interest Division as of the end of the preceding Valuation Period plus earned interest during the Valuation Period; plus

         2) Any additional Purchase Payments allocated to the Guaranteed Interest Division during the current Valuation Period; plus

         3) Any Division Accumulation Value transferred to the Guaranteed Interest Division during the current Valuation Period; minus

         4) Any Division Accumulation Value transferred from the Guaranteed Interest Division during the current Valuation Period; minus

         5) Any excess transfer charge allocated to the Guaranteed Interest Division during the current Valuation Period; minus;

         6) Any Gross Partial Withdrawals allocated to the Guaranteed Interest Division during the current Valuation Period; minus

         7) The portion of the annual administrative charge applicable to the Guaranteed Interest Division if a Contract Anniversary occurs during the current Valuation Period.

Your Right to Transfer Among Divisions

Prior to the Annuity Date, while the Contract is in effect and after the Free Look Period, you may transfer your Accumulation Value among the Divisions of the Variable Account and the Guaranteed Interest Division. The minimum amount that may be transferred from each Division is the lesser of $100 or the balance of a Division. Percentages must be in whole numbers. Transfers due to the operation of Dollar Cost Averaging or Automatic Rebalancing are not included in determining the limit on transfers without a charge. Each request to transfer for your Contract is considered one transfer regardless of how many Divisions are affected by the transfer. The table below summarizes the number of transfers available and any associated charges during any Contract Year.

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                        Accumulation          Annuity
                           Period             Period
                           ------             ------

Free Transfer              12                    4

Total Number of
Transfers Permitted        Unlimited             4

Excess Transfer            $25 for each          Not
Charge                     transfer in           applicable
                           excess of 12

Except for Contracts issued in certain states, we reserve the right to limit the number of transfers per Contract Year to 12 and to limit excessive trading activity, which can disrupt Portfolio management strategy and increase Portfolio expenses. For example, we may refuse to accept or to place certain restrictions on transfers made by third-party agents acting on behalf of multiple Owners or made pursuant to market timing services when we determine, at our sole discretion, that such transfers will be detrimental to the Portfolios and the Owners as a whole. Such transfers may cause increased trading and transaction costs, disruption of planned investment strategies, forced and unplanned portfolio turnover, and lost opportunity costs, and may subject the Portfolios to large asset swings that diminish the Portfolios' ability to provide maximum investment return to all Owners.

You may utilize a maximum of 18 Divisions for investment over the lifetime of the Contract until current administrative systems are enhanced. The Divisions include the Divisions of the Variable Account and the Guaranteed Interest Division. For example, if you have allocated or transferred funds to 17 Divisions of the Variable Account and to the Guaranteed Interest Division (or to 18 Divisions of the Variable Account), those will be the only Divisions to which you can subsequently allocate or transfer funds. Therefore, you may prefer to utilize fewer Divisions in the early years of the Contract so as to leave open the option to invest in other Divisions in the future. An Owner who has used 18 Variable Divisions will no longer have the Guaranteed Interest Division available for future use.

Once during the first 30 days of each Contract Year, you may transfer amounts from the Guaranteed Interest Division. Transfer requests received within 30 days prior to the Contract Anniversary will be deemed to occur as of the Contract Anniversary. Transfer requests received on the Contract Anniversary or within the following 30 days will be processed. Transfer requests received at any other time will not be processed. Transfers of your Accumulation Value into the Guaranteed Interest Division are not limited to this 30-day period.

The maximum transfer amount from the Guaranteed Interest Division to the Divisions of the Variable Account in any Contract Year is the greatest of:

         1) 25% of the balance in the Guaranteed Interest Division immediately prior to the transfer;

         2)   $100; or

         3) the sum of the amounts that were transferred or withdrawn from the Guaranteed Interest Division in the prior Contract Year. For purposes of calculating the maximum transfer amount from the Guaranteed Interest Division, all partial withdrawals (including Systematic Income Program partial withdrawals) and transfers from the Guaranteed Interest Division in a Contract Year are summed.

When a transfer involving the Divisions of the Variable Account is made, we redeem Accumulation Units in the Divisions you are transferring from, and purchase Accumulation Units in the Divisions you are transferring to, at their values next computed after receipt of your request at our Customer Service Center.

If you elect telephone privileges in an application or send written notice to our Customer Service Center requesting this privilege, you may make transfers by telephoning our Customer Service Center. See Telephone Privileges, page 33.

Partial Withdrawals

Prior to the Annuity Date, while the Contract is in effect and after the Free Look Period, you may withdraw in cash all or a part of the Cash Surrender Value of your Contract. Partial withdrawals may be subject to a 10% tax penalty. See Tax Consequences of Partial Withdrawals, page 30.

Partial withdrawals from the Divisions of the Variable Account will be made by redeeming Accumulation Units in the affected Divisions at their values as next computed after we receive your request at our Customer Service Center. A partial withdrawal will result in a decrease in the Accumulation Value of this Contract. The decrease is equal to the amount of the Gross Partial Withdrawal. A surrender charge and a partial withdrawal transaction charge could be incurred for withdrawals in excess of certain amounts. See Charges Deducted from the Accumulation Value, page 34, and The Amount You May Withdraw Without a Surrender Charge, page 30.

Certain plans or programs sold on a group or sponsored basis to employee or professional groups may have different withdrawal privileges. See Group or Sponsored Arrangements, page 25.

Withholding of Federal income taxes on all distributions may be

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required unless you elect not to have any such amounts withheld and properly notify Security Life of that election. Even if you elect no withholding, special "back-up withholding" rules may require Security Life to disregard your election if you fail to supply Security Life with a taxpayer identification number ("TIN") or social security number for individuals, or if the Internal Revenue Service notifies Security Life that the TIN provided by you is incorrect. In addition, withholding is required for all payees with addresses outside the United States. Some states may impose withholding requirements.

If you elect telephone privileges in an application or send written notice to our Customer Service Center requesting this privilege, you may make demand withdrawals by telephoning our Customer Service Center. Any telephone request for a demand withdrawal must be for an amount less than $25,000. See Telephone Privileges, page 33.

There are three options available for selecting partial withdrawals: the Demand Withdrawal Option, the Systematic Income Program and the IRA Income Program. All three options are described below.

Partial withdrawals may be subject to a 10% tax penalty. See Tax Consequences of Partial Withdrawals, page 30.

Demand Withdrawal Option

The minimum amount you may withdraw under this option is $100, and the maximum demand withdrawal amount is the Cash Surrender Value minus $500. If the amount of the demand withdrawal you specify exceeds the maximum level, the amount of the demand withdrawal will automatically be adjusted to leave $500 remaining as Cash Surrender Value. See Surrendering to Receive the Cash Surrender Value, page 30.

Unless you specify otherwise, the amount of the partial withdrawal will be taken from each Division in the same proportion that the amount of Accumulation Value in that Division bears to the Accumulation Value in all of the Divisions immediately before the withdrawal.

We impose a partial withdrawal transaction charge for each demand withdrawal after the first in any Contract Year. See Partial Withdrawal Transaction Charge, page 34. In addition, a surrender charge could be incurred for demand withdrawals in excess of certain amounts. See Charges Deducted from the Accumulation Value, page 34, The Amount You May Withdraw Without a Surrender Charge, page 30, and Appendix A, page 44.

You may not withdraw from the Guaranteed Interest Division an amount that is greater than the total demand withdrawal multiplied by the ratio of the Division Accumulation Value in the Guaranteed Interest Division to the total Accumulation Value immediately before the withdrawal.

Systematic Income Program

You may choose to receive Systematic Income Program partial withdrawals on a monthly or quarterly basis from the Accumulation Value. Withdrawals will be taken from each Division of the Variable Account and the Guaranteed Interest Division in the same proportion that the Accumulation Value of that Division bears to the total Accumulation Value. The payouts under this option may not start sooner than one month after the Contract Date.

You may select the day of the month when the withdrawals will be made. If no day is selected, the withdrawals will be made on the same calendar day of the month as the Contract Date. If this calendar day is not a Valuation Date, the next Valuation Date will be used. You may select a dollar amount or a percentage amount for your withdrawal subject to the following maximums:

Frequency         Maximum Income Payment Percentage
---------         ---------------------------------
Monthly           1.25% of Accumulation Value

Quarterly         3.75% of Accumulation Value

Except as described in the following sections, in no event will a payout be less than $100.

If a dollar amount is selected and the amount to be systematically withdrawn would exceed the applicable maximum percentage as of the withdrawal date, the amount withdrawn will be reduced to equal such percentage. If the amount to be withdrawn is then less than $100, the withdrawal will be made, the Systematic Income Program will be canceled. See Appendix A, page 44.

If a percentage is selected and the amount to be systematically withdrawn based on that percentage would be less than $100, the amount withdrawn will be increased to the lesser of $100 or the maximum percentage. If this amount to be withdrawn is then less than $100, the withdrawal will be made, the Systematic Income Program will be canceled.

During any Contract Year, if a demand withdrawal is made while the Systematic Income Program is in effect, the remaining payouts to be made under the Systematic Income Program for that Contract Year will be considered demand withdrawals for purposes of calculating partial withdrawal transaction charges and any applicable surrender charges. If a demand withdrawal is not made in the same Contract Year, Systematic Income Program partial withdrawals will not be assessed a surrender charge. IRA Income Program withdrawals will not be assessed a surrender charge. However, the amount available for Systematic Income Program partial withdrawals and IRA

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Income Program partial withdrawals is never greater than the Cash Surrender
Value.

You may change the amount or percentage of your Systematic Income Program partial withdrawal once each Contract Year. You may cancel your election at any time by sending notice to our Customer Service Center at least seven days prior to the next scheduled withdrawal date.

In no event will you be allowed to withdraw more than the Cash Surrender Value.

IRA Income Program -- IRA Contracts Only

If you have an IRA Contract, we will provide payout of amounts required to be distributed by the Internal Revenue Service unless the minimum distributions are otherwise satisfied. See Taxation of Individual Retirement Annuities, page 41. Amounts taken pursuant to the IRA Income Program are not subject to a surrender charge.

You may either provide us with the minimum required distribution amount or we will determine the amount that is required to be distributed from your Contract each year based on the information you give us and various choices you make. For information regarding the calculation and choices you must make, see the Statement of Additional Information. The minimum dollar amount of each distribution is $100. At any time while minimum distributions are being made, if your Cash Surrender Value falls below $2,000, we will cancel the Contract and send you the amount of your Cash Surrender Value. See Taxation of Individual Retirement Annuities, page 41.

In no event will you be allowed to withdraw more than the Cash Surrender Value.

The Amount You May Withdraw Without a Surrender Charge

Each Contract Year after the first, you may withdraw without a surrender charge the greater of Earnings (as of the date of receipt of the written request) or 15% of the Accumulation Value as of the last Contract Anniversary (less any Gross Partial Withdrawals already made during the Contract Year which are not considered to be withdrawals of Purchase Payments) as well as Purchase Payments held beyond the surrender charge period. Any unused portion of a partial withdrawal amount not subject to a surrender charge is non-cumulative and does not apply to a partial withdrawal made in subsequent Contract Years.

Demand withdrawals and any Systematic Income Program partial withdrawals which occur in the same Contract Year as a demand withdrawal are deemed to be made in the following order:

         1)   Any Earnings in the Contract;

         2) Purchase Payments held for at least five full Contract Years since the Contract Anniversary at the end of the Contract Year in which the Purchase Payment was made;

         3) The amount by which 15% of the Accumulation Value as of the last Contract Anniversary (less any Gross Partial Withdrawals already made during the Contract Year which are not considered to be withdrawals of Purchase Payments) exceeds the Earnings in the Contract, if any;

         4)   Any Purchase Payments remaining on a first-in, first-out basis.

A surrender charge applies only to the withdrawal of Purchase Payments held less than five full Contract Years since the Contract Anniversary at the end of the Contract Year in which the Purchase Payment was made. If a Purchase Payment is made as of the first day of a Contract Year, a surrender charge will apply against this Purchase Payment for six full years. See Surrender Charge, page 34.

Certain plans or programs sold on a group or sponsored basis to employee or professional groups may have different withdrawal privileges. See Group or Sponsored Arrangements, page 25.

For an example illustrating how we would determine the surrender charge (and the amounts that may be withdrawn without a surrender charge) for a hypothetical series of demand withdrawals, see Appendix A, page 44.

Tax Consequences of Partial Withdrawals

CONSULT YOUR TAX ADVISER REGARDING THE TAX CONSEQUENCES ASSOCIATED WITH TAKING PARTIAL WITHDRAWALS. A partial withdrawal made before the taxpayer reaches Age 59 1/2 may result in imposition of a tax penalty of 10% of the taxable portion withdrawn. Please refer to Federal Tax Considerations, page 39, for more details.

Surrendering to Receive the Cash Surrender Value

You may surrender the Contract for its Cash Surrender Value at any time prior to the Annuity Date.

Your Contract's Cash Surrender Value fluctuates daily with the investment experience of the Divisions of the Variable Account in which you are invested. We do not guarantee any minimum Cash Surrender Value for amounts invested in the Divisions of the Variable Account. The amount allocated to the Guaranteed

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Interest Division and a minimum interest rate are guaranteed for amounts allocated to the Guaranteed Interest Division; the amount allocated to the Guaranteed Interest Division will vary depending on any partial withdrawals, transfers, surrenders, and charges deducted. As of any Valuation Date while the Contract is in effect, the Cash Surrender Value is calculated as follows:

         1) We take the Contract's Accumulation Value as of that date less any taxes incurred but not deducted (see Taxes on Purchase Payments, page 35);

         2)   We deduct any surrender charge (see Surrender Charge, page 34);

         3) We deduct the $30 annual administrative charge, if any, due at the end of the Contract Year (see Administrative Charge, page 34).

For an example illustrating how we determine Cash Surrender Value in certain hypothetical situations, see Appendix A, page 44.

When a Contract is surrendered, we redeem Accumulation Units in the Divisions of the Variable Account at their value next computed after we receive at our Customer Service Center your written request along with the Contract. All benefits under the Contract are then terminated. We will normally pay the Cash Surrender Value within seven days but we may delay payout as described in When We Make Payouts on this page.

Withholding of Federal income taxes on all distributions may be required unless you elect not to have any such amounts withheld and properly notify Security Life of that election. Even if you elect no withholding, special "back-up withholding" rules may require Security Life to disregard your election if you fail to supply Security Life with a taxpayer identification number ("TIN") or social security number for individuals, or if the Internal Revenue Service notifies Security Life that the TIN provided by you is incorrect. In addition, withholding is required for all payees with addresses outside the United States. Some states also impose withholding requirements.

If you do not wish to receive your Cash Surrender Value in a one sum payout and you are also the Annuitant, you may avoid a surrender charge by applying the Accumulation Value, less any taxes incurred but not deducted, to Payout Period Options II or III by accelerating the Annuity Date under the Contract. See Choosing an Annuity Option, page 35.

When We Make Payouts

Partial withdrawals or payout of Proceeds from the Divisions of the Variable Account will usually be processed within seven days of receipt of the request in proper form at our Customer Service Center. However, we may postpone the processing of any such transactions for any of the following reasons:

         1)   When the New York Stock Exchange ("NYSE") is closed for trading;

         2)   When trading on the NYSE is restricted by the SEC;

         3) When an emergency exists such that it is not reasonably practical to dispose of securities in the applicable Division of the Variable Account or to determine the value of its assets; or

         4) When a governmental body having jurisdiction over the Variable Account permits such suspension by order.

Rules and regulations of the SEC are applicable and will govern as to whether conditions described in 2), 3), or 4) exist.

We may defer for up to six months the payout of any partial withdrawal or Proceeds from the Guaranteed Interest Division.


THE GUARANTEED INTEREST DIVISION

You may allocate all or a portion of your Purchase Payments and transfer your Accumulation Value subject to certain restrictions to or from the Guaranteed Interest Division, which is part of our General Account and which pays interest at a declared rate. See Your Right to Transfer Among Divisions, page . The General Account supports our non-variable insurance and annuity obligations. Because of exemptive and exclusionary provisions, interests in the Guaranteed Interest Division have not been registered under the Securities Act of 1933, and neither the Guaranteed Interest Division nor the General Account has been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the General Account, the Guaranteed Interest Division nor any interest therein are generally subject to regulation under these Acts. As a result, the staff of the SEC has not reviewed the disclosures which are included in this prospectus which relate to the General Account and the Guaranteed Interest Division. These disclosures, however, may be subject to certain provisions of the Federal securities laws relating to the accuracy and completeness of statements made in this prospectus. For more details regarding the General Account, see your Contract.

You may accumulate amounts in the Guaranteed Interest Division by (i) allocating Purchase Payments, (ii) transferring amounts from the Divisions of the Variable Account, and (iii) earning interest on amounts you already have in the Guaranteed Interest Division.

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The amount you have in the Guaranteed Interest Division at any time is the sum of all Purchase Payments allocated to this Division, all transfers, and earned interest. This amount is reduced by amounts transferred out of or withdrawn from the Guaranteed Interest Division and deductions allocated to the Guaranteed Interest Division.

We pay a declared interest rate on all amounts that you have in the Guaranteed Interest Division. These interest rates will never be less than the minimum guaranteed interest rate of 3%. We may declare rates higher than the guaranteed minimum that will apply to amounts in the Guaranteed Interest Division. Any higher rate is guaranteed to be in effect for at least 12 months. Interest is compounded daily at an effective annual rate that equals this declared rate. The interest is credited as of each Valuation Date to the amount you have in the Guaranteed Interest Division. This interest will be paid regardless of the actual investment experience of the General Account; we bear the full amount of the investment risk for the amount allocated to the Guaranteed Interest Division.


OTHER INFORMATION

The Owner

You are the Owner. You are also the Annuitant unless another Annuitant is named in the application. You have the rights and options described in the Contract. You and your spouse may be joint Owners; no other joint ownership is allowed. You (and your spouse, in the case of joint ownership) must be younger than Age 86 as of the Contract Date.

Subject to the applicable provisions of Distribution-at-Death Rules, page 41, if the Owner (or a Deemed Owner as defined in Distribution-at-Death Rules, page 41) dies prior to the Annuity Date, and:

     1) If the Owner's spouse is the Joint Owner, then the spouse becomes the new Owner and no Death Benefit is payable; or

     2) If the Owner's spouse is the Beneficiary, then the spouse shall be treated as the Owner; or

     3) If the Owner's spouse is not the Joint Owner or the Beneficiary, then the Death Benefit is payable to the Beneficiary.

See Enhanced Guaranteed Death Benefit, page 25.

The Annuitant

The Annuitant will receive the annuity benefits of the Contract as of the Annuity Date if the Annuitant is living and the Contract is then in force. If the Annuitant dies before the Annuity Date and a Contingent Annuitant is named, the Contingent Annuitant becomes the Annuitant (unless the Owner is not an individual, in which case the Proceeds become payable). If no Contingent Annuitant has been named, the Owner must designate a new Annuitant. If no designation is made within 30 days of the Annuitant's death, the Owner will become the Annuitant.

Upon the death of the Annuitant after the Annuity Date, any remaining designated period payouts will be continued to any Contingent Annuitant. Upon the death of both the Annuitant and all Contingent Annuitants, any remaining designated period payouts will be paid to the estate of the last to die of the Annuitant and Contingent Annuitants. Amounts may be released in one sum if the Owner's election allows. See Choosing an Annuity Option, page 35.

The Beneficiary

The Beneficiary is the person to whom we pay Proceeds upon the death of the Owner (or of the Annuitant, if the Owner is not an individual) prior to the Annuity Date.

The original Beneficiary and any Contingent Beneficiaries are named in the application. Surviving Contingent Beneficiaries are paid death benefit Proceeds only if no Beneficiary survives. If more than one Beneficiary in a class survives, they will share the Proceeds equally, unless the Owner's designation provides otherwise. If there is no designated Beneficiary or Contingent Beneficiary surviving, we will pay the Proceeds to the Owner's estate. The Beneficiary designation will be on file with us. We will pay Proceeds according to the most recent Beneficiary designation on file.

Change of Owner, Beneficiary or Annuitant

Prior to the Annuity Date and while the Contract is in effect after the Free Look Period, you may transfer Ownership of the Contract (unless the Contract is an IRA Contract) subject to our published rules at the time of the change. A new Owner must be younger than Age 86.

You may name a new Annuitant prior to the Annuity Date. Any Annuitant or Contingent Annuitant must be younger than Age 86 when named. An Annuitant or Contingent Annuitant that is not an individual may not be named without our consent. If the Owner is not an individual, the Annuitant may not be

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changed without our consent.

The Owner may name a new Beneficiary unless an irrevocable Beneficiary has been named. When an irrevocable Beneficiary has been designated, the Owner and the irrevocable Beneficiary must act together to make any Beneficiary changes. If the Contract is an IRA Contract and a Beneficiary change is being made, the Owner's spouse must sign a statement agreeing to this designation.

To make any of these changes, you must send us written notice of the change to our Customer Service Center. The change will take effect as of the day the notice is signed and dated provided that the request was received at our Customer Service Center prior to any payout. The change will not affect any payout made or action taken by us before recording the change at our Customer Service Center. There may be tax consequences, see Federal Tax Considerations, page 39.

Other Contract Provisions

In Case of Errors on the Application or Enrollment Form

If the Age or sex given in the application is misstated, the amounts payable or benefits provided by the Contract shall be those that the Purchase Payment would have bought at the correct Age or sex.

Procedures

We must receive any election, designation, change, assignment, or any other change request you make in writing, except those you have chosen to request by telephone. We may require a return of your Contract for any Contract change or for paying Proceeds. We may require proof of Age, death, or survival of an Annuitant or Beneficiary when such proof is relevant to the payout of a benefit, claim, or settlement under the Contract. If your Contract has been lost, we will require that you complete and return a Contract Replacement Form. The effective date of any change in provisions of the Contract will be the date the request was signed. Any change will not affect payouts made or action taken by us before the change is recorded at our Customer Service Center.

In the event of the Owner's death prior to the Annuity Date, we should be informed as soon as possible. Claim procedure instructions will be sent to your Beneficiary immediately. We require a certified copy of the death certificate and may require proof of the Owner's Age. We may require the Beneficiary and the Owner's next of kin to sign all authorizations as part of due proof.

Telephone Privileges

If you have elected this privilege in a form required by us, you may make transfers, changes in your Dollar Cost Averaging and Automatic Rebalancing options, or request partial withdrawals by telephoning our Customer Service Center.

Our Customer Service Center will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include, among others, requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such transactions, and/or tape recording telephone instructions. Your request for telephone privileges authorizes us to record telephone calls. If reasonable procedures are not used in confirming instructions, we may be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to discontinue this privilege at any time.

Assigning the Contract as Collateral

You may assign this Contract as collateral security upon written notice to us. Once it is recorded with us, the rights of the Owner and Beneficiary are subject to the assignment. It is your responsibility to make sure the assignment is valid. There may be tax consequences for an assignment. IRA Contracts may not be assigned. See Assignments, page 42.

Non-Participating

The Contract does not participate in Security Life's surplus earnings.

Authority to Change Contract Terms

All agreements made by us must be signed by our president or an officer and by our secretary or assistant secretary. No other person, including an insurance agent or broker, can change any of the Contract's terms or make any agreements binding on us.

Contract Changes - Applicable Tax Law

This Contract is intended to qualify as an annuity contract under the Code. To that end, all terms and provisions of the Contract shall be interpreted to ensure or maintain such qualification, notwithstanding any other provisions to the contrary. Payouts and distributions under this Contract shall be made in the time and manner necessary to maintain such qualification under the applicable provisions of the Code in existence at the time this Contract is issued.

We reserve the right to amend this Contract, to reflect any clarifications or changes that may be needed or are appropriate, or to conform it to any applicable changes in the tax requirements to qualify the Contract as an annuity. Any such

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changes will apply uniformly to all Contracts that are affected. We will send you written notice of such changes.


CONTRACT CHARGES AND FEES

Deduction of Charges

We invest the entire amount of the initial and any additional Purchase Payments in the Divisions of the Variable Account and the Guaranteed Interest Division. We then periodically deduct certain amounts from your Accumulation Value invested in the Divisions of the Variable Account and the Guaranteed Interest Division. We may reduce certain charges under group or sponsored arrangements. See Group or Sponsored Arrangements, page 25. A description of the charges we deduct follows.

Charges Deducted from the Accumulation Value

Surrender Charge

The withdrawal of Purchase Payments held less than five full Contract Years since the Contract Anniversary at the end of the Contract Year in which the Purchase Payment was made, either by surrender or partial withdrawal, is subject to a surrender charge. The surrender charge will not apply to partial withdrawals made pursuant to the Systematic Income and IRA Income Programs unless a demand withdrawal occurs while the Systematic Income Program is in effect. If a Purchase Payment is made as of the first day of a Contract Year, a surrender charge will apply against this Purchase Payment for six full years. For purposes of determining the amount of Purchase Payments withdrawn and the surrender charge, withdrawals will be allocated first to the Earnings, then to Purchase Payments held for at least five full Contract Years since the Contract Anniversary at the end of the Contract Year in which the Purchase Payment was made, then to the amount by which 15% of the Accumulation Value as of the last Contract Anniversary (less any Gross Partial Withdrawals already made during the Contract Year which are not considered to be withdrawals of Purchase Payments) exceeds the Earnings in the Contract, if any, and finally to Purchase Payments to which the lowest surrender charge applies. The surrender charge that applies is calculated as follows.

Contract Anniversaries              Surrender Charge as a
    Since Purchase                  Percentage of Purchase
   Payment was Made                   Payment Withdrawal
   ----------------                   ------------------

          0                                   7%
          1                                   6%
          2                                   5%
          3                                   4%
          4                                   3%
          5                                   2%
          6+                                  0%

Up to certain limits, partial withdrawals may be taken without a surrender charge. See The Amount You May Withdraw Without a Surrender Charge, page 30.

Any applicable surrender charges will reduce the Division Accumulation Value of each Division in the same proportion that the Division Accumulation Value in each Division bears to the total Accumulation Value immediately after the withdrawal.

Proceeds from the surrender charge may not cover the expected costs of distributing the Contracts. Any shortfall will be recovered from Security Life's general assets, which may include revenues from the mortality and expense risk charge deducted from the Variable Account.

Partial Withdrawal Transaction Charge

Prior to the Annuity Date and while the Contract is in effect after the Free Look Period, you may take one demand withdrawal each Contract Year without a partial withdrawal transaction charge. We impose a partial withdrawal transaction charge to each additional demand withdrawal in that Contract Year, equal to the lesser of $25 or 2% of the amount withdrawn. The partial withdrawal transaction charge will reduce the Accumulation Value of each Division in the same proportion that the Accumulation Value in each Division bears to the total Accumulation Value immediately after the withdrawal. The partial withdrawal transaction charge will not apply to withdrawals made pursuant to the Systematic Income and IRA Income Programs unless a demand withdrawal occurs while the Systematic Income Program is in effect. Then, the remaining payouts to be made under the Systematic Income Program for that year will be considered demand withdrawals for purposes of calculating partial withdrawal transaction charges and surrender charges.

We do not expect that the total revenue from the partial withdrawal transaction charge will be greater than the total expected cost of administering demand withdrawals, on average, over the period that the Contracts are in force.

Administrative Charge

The administrative charge is deducted each year during the Accumulation Period as of the Contract Processing Date. We deduct this charge when determining the Cash Surrender Value payable if you surrender the Contract prior to the end of a Contract Year. The amount deducted is $30 per Contract Year if Net Purchase Payments are less than $100,000. If Net

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Purchase Payments equal $100,000 or more, the charge is zero. This charge covers a portion of our administrative expenses. See Asset-Based Administrative Charge, page 35.

The administrative charge is allocated to a Division in the same proportion that the amount of Accumulation Value in that Division bears to the total Accumulation Value immediately after the withdrawal. For Contracts issued in certain states, the administrative charge is allocated only among the Divisions of the Variable Account.

Excess Transfer Charge

We allow you 12 free transfers among Divisions per Contract Year during the Accumulation Period. For each additional transfer, we will charge you $25 at the time the transfer is processed. The charge will be deducted from each of the Divisions in which you are invested in the same proportion that the amount of Accumulation Value in that Division bears to the total Accumulation Value of all the Divisions immediately after the transfer. We do not expect that the total revenues from the excess transfer charge will be greater than the total expected cost of administering transfers, on average, over the period that the Contracts are in force. Any transfer(s) due to the election of Dollar Cost Averaging, Automatic Rebalancing and/or pursuant to Changes Within The Variable Account, page 21, will not be included in determining if the excess transfer charge should apply.

After the Annuity Date, only four transfers each Contract Year are allowed, and no transfer charge will be deducted.

Taxes on Purchase Payments

We make a charge for state and local taxes on Purchase Payments in certain states, which can range from 0% to 3.5% of the Purchase Payment (5% for the Virgin Islands). The charge depends on the Annuitant's state of residence.

Taxes on Purchase Payments, if any, are generally incurred as of the Annuity Date, and we deduct the charge for taxes on Purchase Payments from your Accumulation Value as of that date. Some jurisdictions impose a tax on Purchase Payments at the time the Purchase Payments are paid, regardless of the Annuity Date. In those states, our current practice is to advance the payment of your taxes on Purchase Payments and charge it against your Accumulation Value either upon surrender of the Contract, payout of death benefit Proceeds, or upon the Annuity Date. We reserve the right to deduct any state and local taxes on Purchase Payments from your Accumulation Value at the time such tax is due.

Charges Deducted from the Divisions

Mortality and Expense Risk Charge

We will deduct a daily charge from the assets in the Divisions of the Variable Account to compensate Security Life for mortality and expense risks we assume under the Contract. The daily charge during the Accumulation Period is at the rate of 0.003753% (equivalent to an annual rate of 1.37%) on the assets in the Divisions of the Variable Account. The daily charge during the Annuity Period is at the rate of 0.003425% (equivalent to an annual rate of 1.25%) on the assets in the Divisions of the Variable Account. This charge is not deducted from the Guaranteed Interest Division. We will realize a gain from this charge to the extent it is not needed to provide for benefits and expenses under the Contract.

Asset-Based Administrative Charge

We will deduct a daily charge from the assets in each Division of the Variable Account to compensate Security Life for a portion of the administrative expenses under the Contract. The daily charge is at a rate of 0.000411% (equivalent to an annual rate of 0.15%) on the assets in each Division of the Variable Account. This charge is not deducted from the Guaranteed Interest Division.

We do not expect that the total revenues from the administrative charges will be greater than the total expected cost of administering the Contracts, on average, excluding costs that are properly categorized as distribution expenses, over the period that the Contracts are in force.

Portfolio Expenses

There are fees and charges deducted from the Portfolios as described in the FEE TABLE on page 9. Please read the prospectus for the Portfolios you are considering for complete details.


CHOOSING AN ANNUITY OPTION

General Provisions

Supplementary Contract

When an Annuity Option becomes effective, your Contract will be amended to include a Supplementary Contract which will put the Annuity Option elected into effect. The Supplementary Contract Effective Date will be the date the Annuity Option becomes effective. The computation of the first payout will be made as of the Supplementary Contract Effective Date. The first payout will be paid within 10 days of this date.

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Election and Changes of Annuity Date

The Annuity Date is the date as of which Annuity Payouts begin. It may be elected on your application. Your Annuity Date election must follow the second Contract Anniversary but may not be later than the Annuitant's 85th birthday or the tenth Contract Anniversary, whichever is later. In certain states, the latest Annuity Date may be limited to an earlier date. If no Annuity Date is elected in the application, the Annuity Date will be the first day of the month following the Annuitant's 85th birthday or the first day of the month following the tenth Contract Anniversary, whichever is later. However, the Annuity Date limitations may vary according to state regulation. Please refer to your Contract for a description of these limitations. For an IRA Contract, distribution generally must commence no later than April 1st of the calendar year following the calendar year in which you attain Age 70 1/2 unless the minimum distributions are otherwise satisfied. Consult your tax adviser. You may change the Annuity Date by sending a written request to our Customer Service Center at least 60 days prior to the currently elected Annuity Date of the Contract. The new Annuity Date must be at least ten (10) days after receipt of the request by our Customer Service Center.

Election and Changes of Annuity Option

The Annuity Option is composed of both the Payout Option which specifies the type of annuity to be paid and the Payout Period Option which determines how long the annuity will be paid, the frequency, and the amount of the first payout. The Owner elects the Annuity Option that applies upon annuitization. The Owner may change that Annuity Option at any time prior to the Annuity Date. The Beneficiary may select an Annuity Option for any payouts to be made pursuant to Death Benefit Proceeds. Any Death Benefit Proceeds to be applied under a Payout Option will be allocated to each of the Divisions of the Variable Account or the Guaranteed Interest Division as instructed by the Beneficiary. The available options are described in the Annuity Option provisions of the Contract.

The various methods of payout are shown below.

Payout Options

Proceeds applied as of the Annuity Date to provide an annuity under an Annuity Option will be the Accumulation Value minus taxes incurred but not deducted. The taxes will be taken from each of the Divisions in the same proportion that the Accumulation Value in each Division bears to the Accumulation Value in all Divisions immediately prior to the Annuity Date.

If no Annuity Option has been chosen upon annuitization, we will apply Proceeds to Payout Period Option Table I, using a Benchmark Total Return of 3%, with a designated period of 30 years. The Annuity Option will be allocated among the Guaranteed Interest Division and the Divisions of the Variable Account in the same proportion that the Accumulation Value was allocated prior to the Annuity Date. For example, if all of the Accumulation Value is allocated to the Guaranteed Interest Division, the Annuity Payout will be a Fixed Annuity Payout.

Variable Annuity Payout

A Variable Annuity Payout is an annuity with payouts which: 1) are not pre-determined or guaranteed as to dollar amount; and 2) vary in amount with the investment experience of the Divisions of the Variable Account in which you invest.

For Variable Annuity Payouts, the Owner has the option of electing either a 3% or a 5% Benchmark Total Return. The rate is elected at the same time the Variable Annuity Payout is elected and may not be changed after the Annuity Date. Electing the 5% Benchmark Total Return would mean a higher initial payment but more slowly rising or rapidly falling subsequent payouts if actual investment experience varied from 5%. The 3% Benchmark Total Return assumption would have the opposite effect. If the actual investment rate is at the annual rate of 3% or 5%, the Annuity Payouts would be level if you elected either 3% or 5%, respectively.

As of the Annuity Date, any Division Accumulation Value invested in the Guaranteed Interest Division will be allocated among the Divisions of the Variable Account in the same proportion that the Accumulation Value of each Division bears to the total Accumulation Value of all the Divisions of the Variable Account.

The first Variable Annuity Payout for each Division of the Variable Account will be the amount that the Proceeds will provide as of the close of business on the Valuation Date immediately preceding the Supplementary Contract Effective Date at the Benchmark Total Return elected. If you have elected to receive payouts less frequently than monthly, the payout amount is then adjusted according to the factors in Payouts Other Than Monthly, page 38.

After the first payout, Variable Annuity Payouts vary in amount with the investment experience of the Divisions of the Variable Account. The dollar amount of each Variable Annuity Payout after the first payout is calculated by adding the amount due for each Division of the Variable Account.

The Owner may transfer, up to four times each Contract Year, all or a portion of the Annuity Units in a Division of the Variable Account to another Division of the Variable Account.

For a description of the method for determining the amount of Annuity Payouts, the Annuity Unit Value and transfer provisions during the Annuity Period, see the Statement of

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Additional Information.

Fixed Annuity Payout

A Fixed Annuity Payout is an annuity with payouts which remain fixed as to dollar amount throughout the Payout Period. As of the Annuity Date, any Division Accumulation Value invested in the Divisions of the Variable Account will be allocated to the Guaranteed Interest Division. The Fixed Annuity Payouts will be that amount that the Proceeds will provide as of the Supplementary Contract Effective Date at the Benchmark Total Return of 3%. If the Fixed Annuity Payout is credited at an interest rate above the guaranteed minimum, the installment dollar amount will be greater than the determined installment dollar amount for the time period that the higher rate is declared. If you have elected to receive payouts less frequently than monthly, the payout amount is adjusted according to the factors in Payouts Other Than Monthly, page 38.

For Fixed Annuity Payouts, Security Life guarantees that, after the Supplementary Contract Effective Date, monies held under an Annuity Option will be credited with interest at a minimum guaranteed effective rate of 3%. We may declare that Fixed Annuity Payouts are to be credited at an interest rate above the guaranteed minimum. We guarantee that any higher rate will be in effect for at least 12 months.

Combination Annuity Payout

A Combination Annuity Payout is an annuity where a portion of the payout is variable and a portion of the payout is fixed as to dollar amount throughout the Payout Period. You can split the Proceeds among Fixed and Variable Annuity Payouts in any proportion you choose, with the exception that a minimum of 25% must be allocated to either option you elect as of the Supplementary Contract Effective Date. As of the Supplementary Contract Effective Date, we will allocate Accumulation Value between the Guaranteed Interest Division and the Divisions of the Variable Account to meet the proportions selected.

The potential benefit of splitting the Proceeds between a Fixed and a Variable Annuity Payout is that you will have a portion of your Annuity Payout fixed and guaranteed and a portion which may increase over time, helping to offset inflation. Of course, the payouts attributable to the Variable Annuity Payout could decrease and are not guaranteed, since their value is determined by the investment experience of the Divisions of the Variable Account you select. Once you elect your Combination Annuity Payout, you may subsequently increase your allocation to a Fixed Annuity Payout, but you may not increase your allocation to the Variable Annuity Payout.

Frequency and Amount of Annuity Payouts

Annuity Payouts will be made to the Annuitant based on the Annuity Option and frequency elected. They may be made monthly, quarterly, semiannually or annually. If we do not receive written notice from you, the Annuity Payouts will be made monthly. There may be certain restrictions on minimum payouts that we will allow. We may require that a one sum payout be made if the Proceeds to be applied are less than $2,000 or, if the payouts to the Annuitant are ever less than $20, we may change the frequency of payouts to result in payouts of at least that amount or require a one sum payout.

Payout Period Options

Under each Payout Option, the Payout Period is elected from one of the following options:

OPTION I. Payouts for a Designated Period. Payouts will be made in 1, 2, 4, or
       12 installments per year as elected for a designated period, which may be 5 to 30 years. If a Fixed Annuity Payout is elected, the installment dollar amounts will be equal except for any excess interest as described in Fixed Annuity Payout, page 41. If a Variable Annuity Payout is elected, the number of Annuity Units of each installment will be equal, but the dollar amounts of each installment will vary based on the Annuity Unit Values of the Divisions chosen. If the Annuitant dies before the end of the designated period, payouts will be continued to the Contingent Annuitant, if one has been named, until the end of the designated period. The amount of each payout will depend upon the designated period elected and, if a Variable Annuity Payout is elected, the investment experience of the Divisions of the Variable Account selected. The amount of the first monthly payout for each $1,000 of Accumulation Value applied is shown in Payout Option Table I in the Contract.

OPTION II. Life Income With Payouts for a Designated Period. Payouts will be made in 1, 2, 4, or 12 installments per year throughout the Annuitant's lifetime or, if longer, for a period of 5, 10, 15, or 20 years as elected. If a Fixed Annuity Payout is elected, the installment dollar amounts will be equal except for any excess interest as described in Fixed Annuity Payout, page 34. If a Variable Annuity Payout is elected, the number of Annuity Units of each installment will be equal, but the dollar amounts of each installment will vary based on the Annuity Unit Values of the Divisions chosen. If the Annuitant dies before the end of the designated period, payouts will be continued to the Contingent Annuitant, if one has been named, until the end of the designated period. The amount of each payout will depend upon the Annuitant's sex (unless otherwise prohibited by state

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

       law), Age at the time the first payout is due, the designated period elected and, if a Variable Annuity Payout is elected, the investment experience of the Divisions of the Variable Account selected. The amount of the first monthly payout for each $1,000 of Accumulation Value applied is shown in Payout Option Table II in the Contract. This option is not available for Ages not shown in these Tables.

OPTION III. Joint and Last Survivor. Payouts will be made in 1, 2, 4, or 12 installments per year while both Annuitants are living. Upon the death of one Annuitant, the Survivor's Annuity Payout will be paid throughout the lifetime of the Surviving Annuitant.

If a Fixed Annuity Payout is elected, the installment dollar amount will be equal while both Annuitants are living and, upon the death of one Annuitant, will be reduced to 2/3 of the installment dollar amount while both Annuitants were living, excluding any excess interest as described in Fixed Annuity Payout, page 37.

If a Variable Annuity Payout is elected, the number of Annuity Units applied to each installment will be level while both Annuitants are living and, upon the death of one Annuitant, will be reduced to 2/3 of the number of Annuity Units applied to each installment while both Annuitants were living. The dollar amounts of each installment will vary based on the Annuity Unit Values of the Divisions chosen.

The amount of each payout will depend upon the Age and sex (unless otherwise prohibited by state law) of each Annuitant at the time the first payout is due and, if a Variable Annuity Payout is elected, the investment experience of the Divisions of the Variable Account selected.

A description of how the first monthly installment for Payout Period Option III is calculated is provided in your Contract.

OPTION IV. Other. Payouts will be made in any other manner as agreed upon in writing between you or the Beneficiary and us.

Payouts Other Than Monthly

The Payout Option Tables in your Contract show the first monthly installments for Payout Period Options I and II. To arrive at the first annual, semiannual or quarterly payouts, multiply the appropriate figures by 11.839, 5.963 or 2.993 if the Benchmark Total Return is 3% and by 11.736, 5.939 or 2.988 if the Benchmark Total Return is 5%, respectively. Factors for other designated periods or for other options that may be provided by mutual agreement will be provided upon reasonable request.

Commuting Provisions

The Annuitant may commute remaining designated period installments under Payout Period Option I. The Contingent Annuitant may commute remaining designated period installments after the death of the Annuitant under Payout Period Options I or II. If no Contingent Annuitant is named, any remaining designated period installments may be commuted by the estate. Any computation shall be at the appropriate Benchmark Total Return rate.


REGULATORY INFORMATION

Voting Privileges

We invest the assets in the Divisions of the Variable Account in shares of the corresponding Portfolios. See The Portfolios, page 19. Security Life is the legal owner of the shares held in the Variable Account and, as such, has the right to vote on certain matters. Among other things, we may vote on any matters described in the Fund's current prospectus or requiring a vote by shareholders under the 1940 Act.

Even though we own the shares, to the extent required by the interpretations of the SEC, we give you the opportunity to tell us how to vote the number of shares that are attributable to your Contract. We will vote those shares at meetings of Portfolio shareholders according to your instructions. We will also vote any Portfolio shares that are not attributable to the Contracts and shares for which instructions from Owners were not received in the same proportion that Owners vote. If the Federal securities laws or regulations or interpretations of them change so that we are permitted to vote shares of a Portfolio in our own right or to restrict Owner voting, we reserve the right to do so.

You may participate in voting only on matters affecting the Portfolios in which your assets have been invested. We determine the number of Portfolio shares in each Division that are attributable to your Contract by dividing the amount of your Accumulation Value allocated to that Division by the net asset value of one share of the corresponding Portfolio. The number of shares as to which you may give instructions will be determined as of the record date set by the Portfolio's Board for the Portfolio's shareholders meeting. We count fractional shares. If you have a voting interest, we will send you proxy material and a form for giving us voting instructions.

All Portfolio shares are entitled to one vote. The votes of all Portfolios are cast together on an aggregate basis, except on matters where the interests of the Portfolios differ. In such cases, voting is on a portfolio-by-portfolio basis. In these cases, the approval of the shareholders in one Portfolio is not needed

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in order to make a decision in another Portfolio. Examples of matters that would require a portfolio-by-portfolio vote are changes in the fundamental investment policy of a particular Portfolio or approval of an investment advisory agreement. Shareholders in a Portfolio not affected by a particular matter generally would not be entitled to vote on it.

The Boards of the Portfolios and Security Life and any other insurance companies participating in the Portfolios are required to monitor events to identify any material conflicts that may arise from the use of the Portfolios for variable life and variable annuity separate accounts. Conflict might arise as a result of changes in state insurance law or Federal income tax law, changes in investment management of any Portfolio, or differences in voting instructions given by owners of variable life insurance policies and variable annuity contracts. Shares of these Portfolios may also be sold to certain pension and retirement plans qualifying under Section 401 of the Code and plans that include cash or deferred arrangements under Section 401(k) of the Code. As a result, there is a possibility that a material conflict may arise between the interests of owners generally, or certain classes of owners, and such retirement plans or participants in such retirement plans. If there is a material conflict, Security Life will have an obligation to determine what action should be taken, probably including the removal of the affected Portfolios from eligibility for investment by the Variable Account. Security Life will consider taking other action to protect Owners. However, there could be unavoidable delays or interruptions of operations of the Variable Account that Security Life may be unable to remedy.

In certain cases, when required by state insurance regulatory authorities, we may disregard instructions relating to changes in the Portfolio's adviser or the investment policies of the Portfolios. In the event we do disregard voting instructions, we will include a summary of our actions and give our reasons in the next semiannual report to Owners.

Under the 1940 Act, certain actions affecting the Variable Account (such as some of those described under Changes Within The Variable Account, page 21) may require Owner approval. In that case, you will be entitled to one vote for every $100 of Accumulation Value you have in the Divisions of the Variable Account. We will cast votes attributable to amounts in the Divisions of the Variable Account not attributable to Contracts in the same proportion as votes cast by Owners.

State Regulation

We are regulated and supervised by the Division of Insurance of the Department of Regulatory Agencies of the State of Colorado, which periodically examines our financial condition and operations. We are also subject to the insurance laws and regulations of all jurisdictions in which we do business. The Contract has been approved by the Insurance Department of jurisdictions that require such approval. We are required to submit annual statements of our operations, including financial statements, to the Insurance Departments of the various jurisdictions in which we do business to determine solvency and compliance with state insurance laws and regulations.

Legal Proceedings

Security Life, as an insurance company, is ordinarily involved in litigation. We do not believe that any current litigation is material to Security Life's ability to meet its obligations under the Contract or to the Variable Account, and we do not expect to incur significant losses from such actions. ING America Equities, the principal underwriter and distributor of the Contact, is not engaged in any litigation of any material nature.

Legal Matters

The legality of the Contract described in this prospectus has been passed upon by the General Counsel of Security Life and Mayer, Brown & Platt.

Experts

The consolidated financial statements and schedules of Security Life of Denver Insurance Company and Subsidiaries as of December 31, 1997 and 1996, and for each of the three years in the period ended December 31, 1997, and the financial statements of the Separate Account at December 31, 1997, and for each of the two years in the period ended December 31, 1997, appearing in the Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing in the Statement of Additional Information and in the Registration Statement, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

YEAR 2000 PREPAREDNESS

Security Life is aware of potential computer system challenges associated with the year 2000. We plan to upgrade our current variable life administrative system by early 1999. It is expected that this upgrade will make our system year 2000 compatible. We do not anticipate delays or problems in processing or administering variable life products in the year 2000 or beyond.

FEDERAL TAX CONSIDERATIONS

Introduction

The ultimate effect of Federal income taxes on the amounts paid for the Contract, on the investment return on assets held under a Contract, on Annuity Payouts and on the economic benefits to the Owner, Annuitant or Beneficiary depends upon the terms of the Contract, upon Security Life's tax status and upon the tax status of the parties concerned.

The following discussion is general in nature and is not intended as tax advice. Each party concerned should consult a

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competent tax adviser. The discussion below is based upon Security Life's understanding of the Federal income tax laws as they are currently interpreted and does not include state or local tax issues. No representation is made regarding the likelihood of continuation of the Federal income tax laws, the Treasury Regulations, or the current interpretations by the Internal Revenue Service. For a discussion of Federal income taxes as they relate to the Portfolios, please see the accompanying prospectuses for the Portfolios that you are considering.

Security Life Tax Status

Security Life is taxed as a life insurance company under Part I of Subchapter L of the Code. Since the Variable Account is not a separate entity from Security Life and its operations form a part of Security Life, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Investment income and realized capital gains on the assets of the Variable Account are reinvested and taken into account in determining the Contract's Accumulation Value. Under existing Federal income tax laws, the Variable Account's investment income, including realized net capital gains, is not taxed to Security Life. Security Life reserves the right to make a deduction for taxes should they be imposed with respect to such items in the future.

Taxation of Annuities

Section 72 of the Code governs taxation of annuities. In general, the Owner (holder) of an annuity Contract will not be taxed on increases in value under the Contract until some form of distribution occurs. (For purposes of this rule, the amount of any indebtedness that is secured by a pledge or assignment of a Contract is treated as a payout received on account of a partial withdrawal from the Contract.) Under certain circumstances, however, the amount of any increase in the value of a Contract may be subject to current Federal income tax. See Contracts Owned by Non-Natural Persons, page 42, and Diversification Standards, page 43.

1.   Withdrawals Prior to the Annuity Commencement Date.

Section 72 of the Code provides, in effect, that the Proceeds from a surrender of the Contract or a partial withdrawal from the Contract prior to the Annuity Date will be treated as taxable income to the extent that the amount held under the Contract immediately prior to the distribution exceeds the "investment in the Contract." The "investment in the Contract" is defined in the Code as that portion, if any, of Purchase Payments by or on behalf of a taxpayer under the Contract which was not excluded from the taxpayer's gross income at the time of such payout less any amounts previously received under the Contract which were excluded from the taxpayer's gross income at the time of their receipt. For these purposes, "investment in the Contract" is not affected by the Owner's or Annuitant's death. That is, the investment in the Contract remains the amount of any Purchase Payments made which were not excluded from gross income. The taxable portion of any distribution received prior to the Annuity Date will be subject to tax at ordinary income tax rates. For purposes of this rule, a pledge or assignment of a Contract is treated as a payout received on account of a partial withdrawal of a Contract.

2.   Annuity Payouts after the Annuity Date.

Upon receipt of the Proceeds of a surrender of the Contract after the Annuity Date, the recipient is taxed to the extent the Proceeds exceed the investment in the Contract. Upon receipt of an Annuity Payout under the Contract, the recipient will be taxed on a portion of each payout received if the value of the Contract exceeds the investment in the Contract. The taxable portion of a payout received after the Annuity Date will be subject to tax at ordinary income tax rates.

For Fixed Annuity Payouts, the taxable portion of each payout is determined by using a formula known as the "exclusion ratio, "which establishes the ratio that the investment in the Contract bears to the total expected amount of Annuity Payouts for the term of the Contract. That ratio is then applied to each payout to determine the non-taxable portion of the payout. The remaining portion of each payout is taxed at ordinary income rates. For Variable Annuity Payouts, in general, the taxable portion is determined by a formula which establishes a specific dollar amount of each payout that is not taxed. The dollar amount is determined by dividing the investment in the Contract by the total number of expected periodic payouts. The remaining portion of each payout is taxed at ordinary income rates. For Contracts with Annuity Dates after December 31, 1986, once the excludable portion of Annuity Payouts to date equals the investment in the Contract, the balance of the Annuity Payouts will be fully taxable. Withholding of Federal income taxes on all distributions may be required unless the recipient elects not to have any amounts withheld and properly notifies Security Life of that election.

3.   Penalty Tax on Certain Withdrawals or Distributions.

With respect to amounts withdrawn or distributed before the taxpayer reaches Age 59 1/2, a penalty tax is imposed equal to 10% of the taxable portion of amounts withdrawn or distributed. This penalty is 25% for withdrawals from SIMPLE Contracts within the first two years of participation. However, the penalty tax will not apply to withdrawals:

     1) made on or after the death of the Owner or, where the Owner is not an individual, the death of the

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          "primary Annuitant." The primary Annuitant is defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under the Contract;

     2) attributable to the taxpayer's becoming totally disabled within the meaning of Code Section 72(m)(7);

     3) which are part of a series of substantially equal periodic payouts made at least annually for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancies) of the taxpayer and his Beneficiary;

     4)   allocable to investment in the Contract prior to August 14, 1982;

     5)   under a qualified funding asset (as defined in Code Section 130(d));

     6)   under an immediate annuity Contract, or

     7) on Contracts which are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.

Other tax penalties may apply to certain distributions as well as to certain contributions and other transactions under a qualified plan.

If the penalty tax does not apply to a withdrawal as a result of the application of item 3) above, and the series of payouts are subsequently modified (other than by reason of death or disability), the tax for the year when the modification occurs will be increased by an amount (as determined by the regulations) equal to the tax that would have been imposed but for item 3) above, plus interest for the deferral period, if the modification takes place
(a) before the close of the period which is five years from the date of the first payout and after the taxpayer attains Age 59 1/2, or (b) before the taxpayer reaches Age 59 1/2.

Taxation of Individual Retirement Annuities

Code Section 408 permits individuals or their employers to contribute to an individual retirement program known as an IRA. In addition, distributions from certain other types of qualified plans may be placed into an IRA on a tax deferred basis. IRAs are subject to limitations on the amount which may be contributed and the time when distributions may commence. Tax penalties may apply to contributions in excess of specified limits, loans or assignments, distributions in excess of a specified amount annually or that do not meet specified requirements, and in certain other circumstances.

Under the Code, contributions to an Individual IRA contract may not exceed $2,000 in any year. For married individuals filing joint returns, each spouse may establish an IRA Contract and contribute up to $2,000 per year ($4,000 total even if one spouse doesn't work), provided that the combined contributions do not exceed the total combined compensation of both spouses. Employer contributions to a SEP cannot exceed the lesser of $30,000 or 15% of an employee's compensation. Under a SARSEP established prior to January 1, 1997, salary reduction contributions are permitted up to a maximum of $7,000, indexed for inflation. A SARSEP may not be established after January 1, 1997. Under a SIMPLE plan, employees may elect to make salary reduction contributions up to a maximum of $6,000 per year, indexed for inflation, and, in addition, the employer must make either dollar-for-dollar matching contributions up to 3% of each contributing employee's compensation or 2% of compensation for every employee earning at least $5,000 per year.

Under the Code, distributions from IRAs generally must begin no later than April 1st of the calendar year following the calendar year in which the Owner attains Age 70 1/2. If the required minimum distribution is not withdrawn, there may be a penalty tax in an amount equal to 50% of the difference between the amount required to be withdrawn and the amount actually withdrawn. See the Statement of Additional Information for a discussion of the various special rules concerning the minimum distribution requirements.

Under amendments to the Code which became effective in 1993, distributions from a qualified plan (other than non-taxable distributions representing a return of capital, distributions meeting the minimum distribution requirement, distributions for the life or life expectancy of the recipient(s) or distributions that are made over a period of more than 10 years) are eligible for tax-free rollover within 60 days of the date of distribution, but are also subject to Federal income tax withholding at a 20% rate unless paid directly to another qualified plan. If the recipient is unable to take full advantage of the tax-free rollover provisions, there may be taxable income, and the imposition of a 10% penalty tax (25% in the case of distributions from SIMPLE plans) if the recipient is under Age 59 1/2.

Security Life provides the Owner with the IRA Disclosure Statement attached to the Prospectus as Appendix C. It is important that you consult your tax adviser before purchasing any type of IRA.

Distribution-at-Death Rules

The following required distribution rules shall apply if and to the extent required under Section 72(s) of the Internal Revenue Code:

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     1)   Subject to the alternative election or spouse beneficiary provisions in subsection (2) or (3) below,

          a) If any Owner dies on or after the annuity starting date and before the entire interest in this Contract has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;

          b) If any Owner dies before the annuity starting date, the entire interest in this Contract will be distributed within 5 years after such death; and

          c) If any Owner is not an individual, then for purposes of this subsection (1), the primary Annuitant under this Contract shall be treated as the Owner (the "Deemed Owner"), and any change in the primary Annuitant shall be treated as the death of the Owner. The primary Annuitant is the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

     2) If any portion of the interest of an Owner (or a Deemed Owner) in subsection (1) is payable to or for the benefit of a designated beneficiary, and such beneficiary elects within 60 days of receipt of due proof of death to have such portion distributed in an Annuity Option over a period that: A) does not extend beyond such beneficiary's life or life expectancy and B) starts within 1 year after such death (a "Qualifying Distribution Period"); then for purposes of satisfying the requirements of subsection (1), such portion shall be treated as distributed entirely on the date such periodic distributions begin. Such beneficiary may elect any Payout Period Option for a Qualifying Distribution Period, subject to any restrictions imposed by any regulations under Section 72(s) of the Internal Revenue Code.

     3) If any portion of the interest of an Owner (or a Deemed Owner) described in subsection (1) is payable to or for the benefit of such Owner's spouse, or is co-owned by such spouse, then such spouse shall be treated as the Owner of such portion for purposes of the requirements of subsection (1).

Our Contract complies with these rules. See the Required Distribution section of your Contract.

Taxation of Death Benefit Proceeds

Amounts may be distributed from a non-qualified Contract because of the death of the Owner. Generally, such amounts are includable in the income of the recipient as follows: (a) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the Contract, as described above, or (b) if distributed under an Annuity Option, they are taxed in the same manner as Annuity Payouts, as described above.

Contracts Owned by Non-natural Persons

For contributions to Contracts where the Contract is held by a non-natural person (for example, a corporation) the income on that Contract (generally the increase in the Cash Surrender Value less the Purchase Payments) is includable in taxable income each year. The rule does not apply where the non-natural person is the nominal Owner of a Contract and the Beneficiary is a natural person. The rule also does not apply where the Contract is acquired by the estate of a decedent, where the Contract is an IRA Contract, where the Contract is a qualified funding asset for structured settlements or where the Contract is purchased on behalf of an employee upon termination of a qualified plan.

If the Contract is held by a trust, contact your tax adviser for the tax effects.

Section 1035 Exchanges

Section 1035 of the Code generally provides that no gain or loss shall be recognized on the exchange of an annuity Contract for another. If the exchanged contract was issued prior to August 14, 1982, the new Contract retains some of the exchanged contract's tax attributes. The pre-August 14, 1982, cost recovery rules will continue to apply to distributions characterized as amounts not received as an annuity with respect to such distributions allocable to investments made before August 14, 1982. Under the cost recovery rule, such amounts are received tax-free until the taxpayer has received amounts equal to the pre-August 14, 1982, investments. Amounts allocable to post-August 13, 1982, investments are subject to the interest first rule. In contrast, a new Contract issued in exchange for a contract issued before January 18, 1985, does not retain the exchanged contract's grandfathering for purposes of the penalty and distribution at death rules. Special rules and procedures apply to Section 1035 transactions. Prospective Owners wishing to take advantage of Section 1035 should consult their tax advisers.

Assignments

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A transfer of Ownership, a collateral assignment or the designation of an
Annuitant or other Beneficiary who is not also the Owner may result in tax consequences to the Owner, Annuitant or Beneficiary that are not discussed herein. An Owner contemplating such a transfer or assignment of a Contract should contact a competent tax adviser with respect to the potential tax effects of such a transaction.

IRA Contracts may not be transferred or assigned.

Multiple Contracts Rule

The Technical and Miscellaneous Revenue Act of 1988 (the "1988 Act") provides that, for Contracts entered into on or after October 21, 1988, for purposes of determining the amount of any distribution under Section 72(e) (amounts not received as annuities) that is includable in gross income, all non-qualified deferred annuity contracts issued by the same (or an affiliated) insurer to the same Owner during any calendar year are to be aggregated and treated as one contract. Thus, any amount received under any such contract prior to the contract's annuity starting date, such as a partial withdrawal, dividend, or loan, will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts. The Treasury Department has specific authority to issue regulations that prevent the avoidance of Section 72(e) income through the serial purchase of annuity contracts or otherwise. In addition, there may be other situations in which the Treasury Department may conclude that it would be appropriate to aggregate two or more contracts purchased by the same Owner. Accordingly, an Owner should consult a competent tax adviser before purchasing more than one annuity contract.

Diversification Standards

To comply with the diversification regulations ("Regulations") issued under Code
Section 817(h), the Divisions will be required to diversify their investments. The Regulations generally require that on the last day of each quarter of a calendar year:

     1) no more than 55% of the value of each Division is represented by any one investment;

     2)   no more than 70% is represented by any two investments;

     3)   no more than 80% is represented by any three investments; and

     4)   no more than 90% is represented by any four investments.

With respect to each Division, a "look-through" rule applies which suggests that each Division of the Variable Account will be tested for compliance with the percentage limitations by looking through to the assets of the Portfolio in which that Division invests. All securities of the same issuer are treated as one investment. As a result of the 1988 Act, each government agency or instrumentality will be treated as a separate issuer for the purposes of these limitations.

In connection with the issuance of the temporary diversification regulations in 1986, the Treasury Department announced that such regulations did not provide guidance concerning the extent to which owners may direct their investments to particular divisions of a separate account without being considered the owners of the assets of the account. It is possible that regulations or revenue rulings may be issued in this area at some time in the future. It is not clear at this time what these regulations or rulings would provide. It is possible that if such regulations or rulings are issued, the Contract may need to be modified in order to remain in compliance. For these reasons, Security Life reserves the right to modify the Contract, as necessary, to prevent the Owner from being considered the Owner of the assets of the Variable Account.

The Portfolios in which the Variable Account invests have provided certain assurances that they will meet the applicable diversification standards. However, in the case of a master feeder arrangement, we note that the Internal Revenue Service had not previously ruled that the "look-through" rule referenced above may be applied to both the feeder fund and the master fund in order to meet the diversification requirements of Code Section 817(h). Thus, in connection with the conversion of the Neuberger & Berman Advisers Management Trust into a master feeder structure effective May 1, 1995, (see "Facts about Security Life and the Variable Account -- The Portfolios") Neuberger & Berman Management Incorporated advised Security Life that it applied for a private letter ruling from the Internal Revenue Service authorizing such a multiple look-through. On June 29, 1995, the Internal Revenue Service issued a favorable private letter ruling regarding the applicability of the "look-through" provisions of Internal Revenue Code Section 817(h) to the master feeder structure.

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

                      STATEMENT OF ADDITIONAL INFORMATION



                            T A B L E   OF   C O N T E N T S

SECURITY LIFE.....................................................................    2

THE ADMINISTRATOR.................................................................    2

PERFORMANCE INFORMATION...........................................................    2
    SEC Yield for the Division Investing in the Fidelity VIP Money Market
      Portfolio...................................................................    2
    SEC Standard Average Annual Total Return for Non-Money Market Divisions.......    3
    Accumulation Unit Value.......................................................    3
    Determination of Annuity Payouts..............................................    4

IRA INCOME PROGRAM................................................................    6

OTHER INFORMATION.................................................................    7

FINANCIAL STATEMENTS..............................................................    7


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


APPENDIX A

Example 1:  Hypothetical Illustration of Systematic Income Program Withdrawals

The following example illustrates how Systematic Income Program partial withdrawals would work if you elected a monthly withdrawal program with the maximum monthly income payment percentage of 1.25% of Accumulation Value, based on hypothetical Accumulation Values as shown:


                         Accumulation Value             Systematic Income
          Month        At Time of Withdrawal        Program Withdrawal Amount
          -----        ---------------------        -------------------------
            1                $8,500.00                       $106.25
            2                $8,425.00                       $105.31
            3                $8,700.00                       $108.75
            4                $8,150.00                       $101.87
            5                $7,900.00                       $ 98.75


Because the fifth monthly Systematic Income Program withdrawal amount would be less than $100 (and is based on the maximum monthly percentage of 1.25%), the Systematic Income Program would be canceled after this withdrawal, and no withdrawal would be made for the sixth and subsequent months.

For additional information about the Systematic Income Program, see Systematic Income Program, page 29.

Example 2:  Hypothetical Illustration of a Series of Demand Withdrawals

The following example illustrates how we would determine the surrender charge (and the amounts that could be withdrawn without a surrender charge) and the partial withdrawal transaction charge for a hypothetical series of three demand withdrawals made in the third Contract Year.

For example, assume that:

     1) An Owner has made an initial Purchase Payment of $30,000 to a Contract;

     2) The Owner has not subsequently made any additional Purchase Payments to the Contract;

     3) The Owner has not taken any partial withdrawals during the first two Contract Years; and

     4) The Accumulation Value of the Contract as of the second Contract Anniversary is $34,000.

The surrender and partial withdrawal transaction charges associated with each of the following three hypothetical demand withdrawals would therefore be as follows:

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
                                                       First Gross                Second Gross              Third Gross
                                                       Demand Withdrawal          Demand Withdrawal         Demand Withdrawal
                                                       -----------------          -----------------         -----------------
1)  Hypothetical Accumulation Value Before Demand      $34,200                    $33,000/1/                $29,400/2/
    Withdrawal

2)  15% Of The Accumulation Value As Of The Last       $ 5,100                    $ 3,100/3/                $     0/4/
    Contract Anniversary (Less Any Gross Partial
    Withdrawals Already Made During The Contract
    Year That Are Not Considered To Be Withdrawals
    Of Purchase Payments)

3)  Amount Of Accumulation Value Attributable To       $ 4,200/5/                 $ 3,000/6/                $   400/7/
    Earnings

4)  Gross Demand Withdrawal Requested/8/               $ 2,000                    $ 4,000                   $ 3,000

5)  Amount Withdrawn Attributable To Any               $ 2,000                    $ 3,000                   $   400
    Earnings In The Contract

6)  Amount Withdrawn Attributable To Purchase          $     0                    $     0                   $     0
    Payments Held For At Least Five Full Contract
    Years Since The Contract Anniversary At The End
    Of The Contract Year In Which The Purchase
    Payment Was Made

7)  Amount Withdrawn Attributable To The Amount        $     0                    $   100                   $     0
    By Which 2) Exceeds 3)

8)  Amount Withdrawn Attributable To Any Purchase      $     0                    $   900                   $     0
    Payments Remaining On A First-In,
    First-Out Basis

9)  Surrender Charge [8) Multiplied By 5%, The         $     0                    $    45                   $   130
    Applicable Surrender Charge Percentage For
    Surrenders Of  Purchase Payments Made During
    The Contract Year.]

10) Partial Withdrawal Transaction Charge              $     0                    $    25                   $    25

11) Amount Of Net Demand Withdrawal [4) Minus 9)       $ 2,000                    $ 3,930                   $ 2,845
    Minus 10)

For more information, see Demand Withdrawal Option, page 29, and The Amount You May Withdraw Without a Surrender Charge, page 30.

--------------------
/1/ Accumulation Value after the first Net Demand Withdrawal ($32,200) plus any Earnings since that time, assumed to be $800.

/2/ Accumulation Value after the second Net Demand Withdrawal ($29,000) plus any Earnings since that time, assumed to be $400.

/3/ $5,100 minus $2,000, the amount of Gross Partial Withdrawals already made during the Contract Year that are not considered to be withdrawals of Purchase Payments.

/4/ $5,100 minus $2,000 minus $3,100, the amount of Gross Partial Withdrawals already made during the Contract Year that are not considered to be withdrawals of Purchase Payments.

/5/ Current Accumulation Value ($34,200) minus amount of initial Purchase Payment ($30,000).

/6/ Cumulative Earnings remaining after the first Demand Withdrawal ($2,200) plus the Earnings since that time, assumed to be $800.

/7/ Cumulative Earnings remaining after the first and second Demand Withdrawals ($0) plus the Earnings since that time, assumed to be $400.

/8/ We would deem the Gross Demand Withdrawal to be made in the following order -- 5), 6), 7) and 8) -- for purposes of determining the amount of any surrender charge. Withdrawals deemed to be taken from 5), 6) or 7) are not subject to a surrender charge.

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

Example 3:  Hypothetical Illustration of a Full Surrender

The following example illustrates how we impose the surrender charge and administrative charge on full surrenders to arrive at the Cash Surrender Value.

For example, assuming that:

     1) An Owner has made an initial Purchase Payment of $30,000 to a Contract; and

     2) The Owner has not made any additional Purchase Payments to the Contract;

The Owner's Cash Surrender Value would be as follows, based on hypothetical Accumulation Values, if the Contract were surrendered at the end of the applicable time periods:

If You Surrender    Hypothetical                      Purchase        Surrender                                           Cash
Your Contract in    Accumulation      Earnings         Payment          Charge         Surrender     Administrative     Surrender
  Contract Year        Value         Withdrawal       Withdrawn       Percentage         Charge          Charge           Value
  -------------        -----         ----------       ---------       ----------         ------          ------           -----
        1             $31,000          $ 1,000         $30,000            7%             $2,100            $30           $28,870

        3             $40,000          $10,000         $30,000            5%             $1,500            $30           $38,470

        6             $60,000          $30,000         $30,000            2%              $ 600            $30           $59,370

        8             $70,000          $40,000         $30,000            0%                $ 0            $30           $69,970


For more information, see Surrender Charge, page 34, and Administrative Charge, page 34.

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APPENDIX B

Performance Information

We may advertise certain performance-related information for the Divisions of the Variable Account, including yields and average annual total return. Certain Portfolios have been in existence prior to the commencement of the offering of the Contract described in this prospectus. We may advertise the performance of the Divisions that invest in these Portfolios for these prior periods. The performance information of any period prior to the commencement of the offering of the Contract is calculated as if the Contract had been offered during those periods using current charges and expenses.

Performance information for a Division of the Variable Account may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Index ("S & P 500"), the Dow Jones Industrial Average ("DJIA"), the Shearson/Lehman Intermediate Government/Corporate Bond Index, the Shearson/Lehman Long-Term Government/Corporate Bond Index; the Donoghue Money Fund Average, the U.S. Treasury Note Index, or other indices measuring performance of a pertinent group of securities so that investors may compare that Division's results with those of a group of securities widely regarded by investors as representative of the securities markets in general; (ii) other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, Variable Annuity Research Data Service ("VARDS"), CDA/Wiesenberger or Morningstar, Inc. -- four widely used independent research firms which rank mutual funds and other investment companies by overall performance, investment objectives, and assets -- or tracked by other ratings services, companies, publications, or persons who rank separate accounts or other investment products on overall performance or other criteria; and (iii) the Consumer Price Index (as a measure for inflation) to assess the real rate of return from an investment in the Contract. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

Normally these rankings and ratings are published by independent tracking services and publications of general interest including, but not limited to:
Lipper, VARDS, Morningstar, Donoghue, magazines such as Money, Forbes, Kiplinger's Personal Finance Magazine, Financial World, Consumer Reports, Business Week, Time, Newsweek, National Underwriter, U.S. News and World Report, On Wall Street, Smart Money, Investment Adviser, Securities Industry Management, Life Insurance Selling, Financial Planning; rating services such as LIMRA, Value, Best's Agent Guide, Western Annuity Guide, Comparative Annuity Reports, and other publications such as The Wall Street Journal, Barron's, Investor's Daily, and Standard & Poor's Outlook. Performance information for any Division of the Variable Account reflects only the performance of a hypothetical Contract under which the Division Accumulation Value is allocated to that Division during the particular time period on which the calculations are based. The performance information is based on historical results and is not intended to indicate past or future performance under an actual Contract.

Below are tables of total return for each Division of the Variable Account for the most recent one, five and ten years (or since inception of the underlying Portfolio if less than ten years). Below also are the 7-day yield and effective yield for the Division investing in the Fidelity VIP Money Market Portfolio.

The yield of the Division investing in the Fidelity VIP Money Market Portfolio refers to the income generated by an investment in the Division over a 7-day period (which period will be specified in the advertisement). This income is then "annualized" by assuming that the income generated in the specific week is generated over a 52-week period. This annualized yield is shown as a percentage of the investment. The effective yield calculation is similar, but when annualized, the income earned by an investment in the Division is assumed to be reinvested. Thus the effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. The yield and effective yield of this Division reflects the deduction of all charges, expenses and fees applicable to that Division but not the surrender charge, partial withdrawal transaction charge, excess transfer charge, or taxes on Purchase Payments. Yield and effective yield are calculated as shown in the Statement of Additional Information.

Quotations of the average annual total returns are based on the average percentage change in value of a hypothetical investment in the specific Division over a given period of one, five or ten years (or, if less, up to the life of the Portfolio.) They reflect the deduction of the surrender charge that would apply if an Owner terminated the Contract at the end of the period indicated, the administrative charge, the mortality and expense risk charge and the asset-based administrative charge as well as fees and charges of the respective Portfolio. In addition, average annual total return quotations may also be accompanied by total return quotations, computed on the same basis as described above, except deductions will not include the surrender charge. Average annual total return is calculated as shown in the Statement of Additional Information.

The performance results shown in the following tables are not an estimate or guarantee of future investment performance, and do not represent the actual experience of amounts invested by a particular Owner.

Performance information should be considered in light of the investment objectives, characteristics and quality of the Portfolios in which that Division invests, and the market

--------------------------------------------------------------------------------
Exchequer                             48
conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Divisions of the Variable Account, see the Statement of Additional Information.

Reports and promotional literature may also contain other information, including the ranking of any Division derived from rankings of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, Morningstar, Inc., or by ratings services, companies, publications, or other persons who rank separate accounts or other investment products on overall performance or other criteria.

The Variable Account may also report other information, including the effect of tax-deferred compounding on a Division's investment returns, or returns in general, which may be illustrated by tables, graphs, or charts. All income and capital gains derived from Division investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the Division investment experience exceeds 1.52% on an annual basis over many years.

Security Life is also ranked and rated by independent financial rating services, among which may include A. M. Best, Duff & Phelps, Moody's, Standard & Poor's and Weiss Research, Inc. The purpose of these ratings is to reflect the financial strength or claims-paying ability of Security Life. The ratings are not intended to reflect the investment experience or financial strength of the Variable Account.

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Exchequer                             49

Performance Chart

The information below shows how the actual charges of a hypothetical contract held for specified time periods ending December 31, 1997, would affect the investment experience of the various Divisions available under the Contract. The rates of return assume a $1,000 single purchase payment allocated to each individual Division and no taxes deducted from the Purchase Payment. The returns for a Contract that is not surrendered and for the 7-day yield for the Division investing in the Fidelity VIP Money Market Portfolio include all deductions for contract charges except the surrender charge. The returns for a Contract that is surrendered reflect all Contract costs -- including the surrender charge -- that would apply if the Contract were terminated at the end of the period indicated. (The maximum sales surrender charge on each payment is 7% the first year, decreasing 1% each year thereafter and equaling 0% after six years.) The maximum $30 annual administrative charge is reflected using a formula which allows this charge to be expressed as a percentage of the average Contract size for existing Contracts. Because the average Contact account size is greater than $1,000, the expense effect of the annual administrative charge is reduced accordingly.

                                                                  Total Average Annual Returns          Total Average Annual Returns
                                                                  Assuming Contract Not Surrendered    Assuming Contract Surrendered

                                                                                           Shorter of                    Shorter of
Division                                                 Portfolio                         10 years or                   10 Years or
                                                         Inception     1 Year   5 Years    Inception    1 Year  5 Years  Inception
AIM Variable Insurance Funds, Inc.
  AIM VI - Government Securities                         05-05-93       6.43%     N/A         3.65%     -0.57%     N/A       3.08%
The Alger American Fund
  Alger American Leveraged AllCap Portfolio              01-25-95      17.78%     N/A        31.52%     10.78%     N/A      30.50%
  Alger American Growth Portfolio                        01-09-89      23.76%   17.41%       17.63%     16.76%   17.10%     17.63%
  Alger American MidCap Growth Portfolio                 05-03-93      13.17%     N/A        20.20%      6.17%     N/A      19.87%
  Alger American Small Capitalization Portfolio          09-21-88       9.61%   10.87%       17.39%      2.61%   10.47%     17.39%
Fidelity Variable Insurance Products Fund
  VIP Overseas Portfolio                                 01-28-87       9.78%   12.33%        7.89%      2.78%   11.95%      7.89%
  VIP Growth Portfolio                                   10-09-86      21.53%   16.15%       15.36%     14.53%   15.82%     15.36%
  VIP Money Market Portfolio*                            04-01-82       3.78%    3.17%        4.19%     -3.22%    2.64%      4.19%
Fidelity Variable Insurance Products Fund II
  VIP II Asset Manger Portfolio                          09-06-89      18.74%   11.18%       10.96%     11.74%   10.79%     10.96%
  VIP II Index 500 Portfolio                             08-27-92      30.61%   18.03%       17.99%     23.61%   17.72%     17.81%
INVESCO Variable Investment Funds, Inc.
  INVESCO VIF - Industrial Income Portfolio              08-10-94      26.15%     N/A        21.45%     19.15%     N/A      20.70%
  INVESCO VIF - Utilities Portfolio                      01-01-95      21.47%     N/A        13.12%     14.47%     N/A      12.06%
  INVESCO VIF - High Yield Portfolio                     05-27-94      15.47%     N/A        12.76%      8.47%     N/A      11.94%
  INVESCO VIF - Total Return Portfolio                   06-02-94      20.97%     N/A        14.56%     13.97%     N/A      13.77%
Neuberger & Berman Advisers Management Trust
  Growth Portfolio                                       09-10-84      26.97%   11.68%       13.09%     19.97%   11.29%     13.09%
  Partners Portfolio                                     03-22-94      29.19%     N/A        22.25%     22.19%     N/A      21.64%
  Government Income Portfolio                            03-22-94       7.77%     N/A         4.58%      0.77%     N/A       3.63%
  Limited Maturity Bond Portfolio                        09-10-84       5.04%    3.94%        5.38%     -1.96%    3.43%      5.38%
Van Eck Worldwide Insurance Trust
  Worldwide Hard Assets                                  09-01-89      -3.32%   13.30%        5.29%    -10.32%   12.94%      5.29%
  Worldwide Balanced Fund                                12-23-94       8.66%     N/A         5.40%      1.66%     N/A       4.20%
  Worldwide Emerging Markets Fund                        12-27-95     -13.04%     N/A         3.59%    -20.04%     N/A       1.16%

*The 7-day yield and effective yield for the Division investing in the Fidelity VIP Money Market Portfolio was 3.92% and 3.99%, respectively, as of December 31, 1997.

The above performance figures reflect past performance only. They neither guarantee nor predict future investment results under a Contract. Actual rates of return and values will fluctuate, and you may have a gain or loss when money is withdrawn from the Contract. The Accumulation Values of the Contract will depend upon a number of factors, including what investment allocations you choose and the experience of the Divisions in which you invest.

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

APPENDIX C

                             DISCLOSURE STATEMENT
                   SECURITY LIFE OF DENVER INSURANCE COMPANY
                               EXCHEQUER ANNUITY
           PROTOTYPE VARIABLE INDIVIDUAL RETIREMENT ANNUITY ACCOUNT



1.   What is an IRA?

     An IRA is intended to enable you to plan for your retirement by creating a personal "retirement plan" subject to certain federal income tax advantages, including, in some cases, a tax deduction for contributions. In addition, any earnings on your IRA will not be subject to federal income tax until you actually begin to receive a distribution from your account. The state income tax treatment of your account may differ, and details should be available from your state taxing authority or your own tax adviser. As with most other laws that provide special tax treatment, there are certain restrictions and limitations involved with respect to your IRA.

2. What if I establish an Individual Retirement Annuity (IRA) Account and then change my mind?

     You may revoke your IRA account at anytime and are entitled to a full refund of any amount you have contributed to this account if you revoke the account before the end of the 10th day following the day you execute the account. The period of time during which you may revoke the account is called the "Free Look" period. You may revoke the account in writing by mailing or delivering a written notice of your intent to revoke on or before the 10th day after the day you execute the account. Your notice must be postmarked on or before the 10th day after the day you executed the account. To revoke the account, mail or deliver the revocation to:

                    Security Life of Denver
                    Customer Service Center
                    P.O. Box 173763
                    Denver, Colorado  80217-3763
                    800-933-5858


3.   How may I make contributions to my IRA?

     You may make annual contributions to your IRA from your own earnings, or those of your spouse if you are not employed, or you may make special rollover contributions of distributions from other qualified retirement plans, including other IRAs. In addition, your employer may establish for you an IRA known as a "Simplified Employee Pension" (SEP) plan.

4.   How much may I contribute annually?

     You may contribute annually up to 100% of your compensation or earnings from self-employment, up to a maximum of $2,000. If your spouse is not employed, he or she may open a separate IRA. The combined total that may be contributed to both IRAs is the lesser of 100% of your compensation or earnings from self-employment, or $4,000. You may divide your contribution between the IRAs in any way, provided that no more than $2,000 is contributed to either IRA for any year. (You and your spouse must file a joint return in order to establish a spousal IRA.) In the case of a SEP, your employer may contribute annually up to 15% of your compensation, to a maximum of $30,000. If you participate in a SEP, you may also establish your own IRA. Rollover contributions are not subject to the annual limits.

5.   How much of my annual contribution may I deduct?

     The amount of your deduction depends on whether you or your spouse are covered by a retirement plan at work including a SEP, and on your level of income. Whether you are covered by a retirement plan at work will be reported on your Form W-2. For any year before you turn 70-1/2, if you are not covered by a retirement plan at work, you may deduct the entire amount of your IRA (and spousal IRA) contributions (up to the maximum contribution limits). However, if you are covered by a retirement plan at work, the amount of your IRA contribution that you may deduct depends upon your income for federal tax purposes. If your "modified adjusted gross income" shown on your tax return exceeds certain levels ($25,000 if single, $40,000 if married filing jointly), your deduction may be limited or eliminated (above $35,000 if single, $50,000 if married filing jointly). These rules are quite complicated. Refer to IRS Publication 590, or 560 regarding SEPs, or consult your tax advisor for further detail. Even if your deduction is limited, you may still contribute to your IRA, up to your maximum contribution limit, on a nondeductible basis.

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

6.   When may I contribute?

     You may make your regular IRA contribution for any year not later than the due date for filing your tax return for the year (not including extensions). However, rollover IRA contributions are subject to special limitations on timing discussed below.

7.   What if I contribute too much?

     There is a 6% penalty tax on any amount you contribute to your IRAs in excess of your annual contribution limit (except in the case of a rollover contribution). This may happen, for example, if you contribute to more than one IRA or contribute during or after the year in which you turn 70-1/2. The 6% penalty for any "excess contribution" applies for each year until the excess amount is withdrawn or used up. If the excess contribution is withdrawn before you are required to file your tax return for the year in which it was made, there will be no penalty, although you will have additional tax on any earnings on the excess amount. Excess contributions for one year may be carried forward and deducted in the next year but the 6% penalty will apply.

8.   Who may establish a Security Life of Denver Insurance Company (Security
     Life) Individual Retirement Annuity Account?

     A Security Life Individual Retirement Annuity Account may be established by any individual over age 18.

9.   What is a rollover contribution?

     A rollover contribution is a special contribution method that allows you to avoid immediate taxation on a qualifying distribution from a retirement plan or an IRA. However, the rollover contribution must satisfy the definition of "Eligible Rollover Distribution." See paragraph 10, below, for requirements.

     Generally, any distribution that you receive from a qualified plan will qualify as an Eligible Rollover Contribution unless the distribution represents (1) a required minimum distribution or (2) one of a series of equal payments to you for life (or over your life expectancy or the combined life expectancies of you and your beneficiary). You cannot roll over a distribution of contributions you made to your employer's plan, except for voluntary deductible contributions or pre-tax contributions made by you to a 401(k) plan. (Voluntary deductible contributions were special contributions available before 1987.) You may request that your employer transfer all or any part of your Eligible Rollover Distribution directly to your IRA under a "Direct Rollover Option."

     If you have attained age 70-1/2, you may not roll over a distribution made if the distribution was required under Code Section 401(a)(9).

     If you inherit an individual retirement account, it is not eligible for rollover into another IRA.

     Within 60 days from the date the distribution is received, all or part of the distribution, except any nondeductible contributions you have made to a qualified plan, may be put into an IRA.

     Assets of one IRA may be rolled over tax free into another IRA. However, once an IRA has been rolled over, it may not be rolled over again into another IRA for one year.

10.  What is a "Direct Rollover Option"?

     If you elect to have your Eligible Rollover Distribution paid directly to you before you make a rollover contribution to your IRA, your employer will be required to withhold 20% of the Eligible Rollover Distribution to be applied as a credit toward your income taxes for the year (you may later be entitled to a tax refund with respect to some or all of the withheld amount). Accordingly, the amount available to be rolled over to your IRA will be reduced by 20%, unless you choose to make it up from other available funds. If you do not make up the difference, the amount withheld will be treated as a taxable distribution to you. In order to avoid this dilemma, you may instead request that your employer transfer all or any part of your Eligible Rollover Distribution directly to your IRA as a "Direct Rollover Option." The 20% withholding tax does not apply to any amount that is transferred to your IRA under the Direct Rollover Option. Your employer will provide you with information as to how to elect the Direct Rollover Option, sometimes called a trustee-to-trustee transfer. Any part of your Eligible Rollover Distribution not transferred by you or your employer as a rollover must be reported by you as ordinary income in the taxable year in which it is received. However, certain special tax treatments like lump sum averaging may apply.

11. How do the rollover rules apply to a spouse in the event of death or divorce?

     If you receive an Eligible Rollover Distribution as a death benefit from a qualified retirement plan in which your spouse participated, you may make a rollover contribution of all or any portion of the distribution in the same manner that your spouse may have elected. However, your IRA may not be treated as a "conduit IRA" (see below) which you may later roll over into another qualified plan. If you receive an Eligible Rollover Distribution from your spouse's qualified retirement plan under a "qualified domestic relations order" in connection with a divorce, you will be eligible to use the rollover rules in the same manner as your ex-spouse.

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

12.  What is a "conduit" IRA?

     If you receive an Eligible Rollover Distribution from your employer's qualified retirement plan and want to roll it over into another qualified retirement plan of your new employer, but are not yet eligible to participate in the new plan, you may roll over the distribution into an IRA (subject to all of the rollover rules summarized above) and, when you are finally eligible to participate in your new employer's plan, you may roll over the amount from your IRA. In order to qualify your IRA as a conduit IRA, you may not make regular annual contributions to the IRA or make any other rollover contribution that will not later be eligible for rollover into your new employer's plan. Instead, you should establish separate IRAs.

13.  What will happen to my contribution?

     Your contribution will be used to purchase a deferred variable annuity Contract from Security Life Insurance Company. Your interest in the Contract is nonforfeitable and nontransferable.

14. What happens if I borrow on the Contract or invest part of my IRA in collectibles?

     If you borrow on the Contract or pledge the Contract or your benefits under the Contract as security for a loan, your IRA will cease to be qualified and the value of your Contract will have to be included in your income for that year for tax purposes. If you are under age 59-1/2, your federal income tax also will be increased by a penalty equal to 10% of the value of the Contract that is included in your income. If you invest any part of an IRA in collectibles, it will be considered a distribution in the amount of the cost of the collectible.

15.  Is there any other way I can endanger the qualification of my IRA?

     If you or your beneficiaries commit a prohibited transaction with respect to your IRA assets under the plan, your IRA will be disqualified with the same result and penalty described in Question 14. Borrowing money on your annuities is an example of a prohibited transaction.

16.  How are distributions made from an IRA?

     Distributions are made in a single lump sum payment, in annuity payments for your life, in annuity payments for the joint lives of you and your beneficiary, or in annuity payments for a period certain.

17.  When do distributions begin?

     Distributions must begin not later than the first day of April following the calendar year in which you reach age 70-1/2. Distributions should not begin before you reach age 59-1/2 unless you die, are disabled, or ask Security Life for a distribution so you can transfer the value of your Contracts to another plan.

18.  What happens if I take a distribution before I reach age 59-1/2?

     Unless you are disabled or die or unless the distribution is an eligible rollover and is rolled over into another plan within 60 days, the distribution will be included in your income for the year you received it and you will be subject to a penalty tax equal to 10% of the value of the distribution.

19.  What constitutes disability under the Contract?

     Under the Contract, disability means an inability to engage in any substantial gainful activity because of a physical or mental impairment that can be expected to result in death or to be of long and indefinite duration. Your disability for purposes of the Contract must be determined by a competent physician and proof must be furnished to Security Life.

20.  Are there any other tax penalties to which my IRA can be subjected?

     A penalty tax of 50% is attached if distribution is not commenced by the required date under the law and under the distribution provisions of the plan. The recipient of the distribution must pay this penalty tax. A penalty tax of 50% also is imposed if a certain minimum level of distributions is not maintained. Once you reach age 70-1/2, the minimum amount that is required to be distributed each year is equal to the remaining balance of your account divided by the remaining number of years of your life expectancy or the life expectancies of you and your beneficiary. If Security Life is unable to make distribution because it cannot locate you or your beneficiary, Security Life may automatically treat your IRA as if a distribution had been made and issue a W-2.

     You may also be subject to a penalty tax of 15% if you receive total distributions in any year from all of your IRAs and all other qualified retirement plans in which you participate in excess of certain limitations (currently $150,000 for annual annuity payments, $750,000 for lump sums, but these amounts may be increased for future inflation).

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

21.  What if I die?

     If you die after distribution has begun, the remaining interest, if any, will be distributed at least as rapidly as the distribution method used prior to your death.

     If you die before distribution begins, your entire interest will be distributed as follows:

     a.   Within five years after the date of your death.

     b. If payable to your beneficiary and you have not elected payment in a single lump sum, your interest will be paid over the life of your beneficiary or a period certain not longer than the life expectancy of your beneficiary beginning no later than one year after the date of your death.

     c. If your beneficiary is your surviving spouse, your spouse may elect to receive payments for life or over a period certain not exceeding the life expectancy of your surviving spouse. The payment may begin on any date prior to the date you would have reached age 70-1/2. The surviving spouse may accelerate these payments at any time.

     d. If your beneficiary is your surviving spouse, your spouse may treat the account as his or her own individual retirement arrangement.

22.  What are the federal income tax aspects of my distribution?

     Retirement funds accumulated in an IRA are taxable to you when distributed as described below. The special qualifying lump sum distribution treatment afforded to distributions from certain types of retirement plans is not available for an IRA distribution. This rule applies even if the original contribution to the IRA was a rollover contribution that would have qualified for special treatment if you had not rolled the lump sum distribution over into an IRA.

     Because nondeductible IRA contributions are made using income that has already been taxed, the portion of an IRA distribution consisting of nondeductible contributions will not be taxed again when received by you. If you make any nondeductible IRA contributions, each distribution from your IRA will consist of a nontaxable portion (return of nondeductible contributions) and a taxable portion (return of deductible contributions, if any, and account earnings).

     You must maintain your own records of your nondeductible contributions in order to avoid double taxation upon distribution.

     Thus, you may not take a distribution that is entirely tax-free. The following formula is used to determine the taxable portion of your distributions for a taxable year:

         Remaining
       Nondeductible                  Total                       Nontaxable
       Contributions         X        Distributions       =       Distributions
       -------------
     Year-end Total IRA               (for the year)              (for the year)
      Account Balances

     To figure the year-end total IRA account balance, you treat all of your IRAs as a single IRA. This includes all regular IRAs, as well as Simplified Employee Pension (SEP) IRAs, and Rollover IRAs. You also add back the distributions taken during the year.

     Example: An individual makes the following contributions to his or her
     IRAs:

     Year           Deductible                     Nondeductible
     ----           ----------                     -------------

     1991           $2,000
     1992            1,800
     1993            1,000                         $1,000
     1994              600                          1,400
                    ------                         ------
                    $5,400                         $2,400

     Deductible Contributions:                     $5,400
     Nondeductible Contributions:                  $2,400
     Earnings on IRAs:                                           $1,200
     Total Account Balance of IRAs as of 12/31/94
       (including distributions in 1995)                         $9,000

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Exchequer                             54

     In 1995 the individual takes a distribution of $3,000. The total account balance in the IRAs on 12/31/95 including 1995 distributions is $9,000. The nontaxable portion of the distributions for 1995 is figured as follows:

     Total nondeductible contributions                $2,400

     Total account balance in the IRAs                $9,000 x $3,000 = $800
              times distributions


     Thus $800 of the $3,000 distribution in 1995 will not be included in the individual's taxable income. The remaining $2,200 will be taxable for 1995.

23.  Can I terminate my IRA?

     You may terminate your IRA at any time by notifying Security Life of Denver Insurance Company in writing that the Contract is to be terminated.

24. Has the Security Life Individual Retirement Annuity been approved by the Internal Revenue Service?

     The Security Life Individual Retirement Annuity has been approved as to form by the Internal Revenue Service. Approval as to form by the IRS of an IRA does not represent a determination of the merits of investing in the IRA.

25.  Must I file anything with the IRS?

     If you make nondeductible IRA contributions in any year, you must report the amount of such contributions on Form 8606 filed with your tax return for the year. In addition, you must file Form 5329 for any year in which you have made an excess contribution, received a premature distribution subject to the 10% excise tax, or received an insufficient or excess distribution.

26.  Where can I get additional information?

     Additional information can be obtained from any District Office of the Internal Revenue Service.

27. If I make contributions to my IRA, how will it be determined how much I will have accumulated by the time I retire or if I decide to withdraw my funds during the first five years?

     The amount of your Accumulation Value is determined by the contributions you have made, withdrawals taken, administrative charges, the investment performance of the Divisions in which your funds are invested, mortality and expense risk charges, and transaction charges which may be incurred as a result of a requested transaction. Due to the variable nature of the Contract, the amount of your Accumulation Value may increase or decrease on any day, and the growth in value of the account is neither guaranteed nor projected.

     For this variable annuity, assuming you make (1) level annual contributions in the amount of $1,000 on the first day of each Contract year, (2) a rollover contribution of $1,000 on the first day of the year and no other contributions, or (3) a rollover contribution of $1,000 on the first day of each year, an annual administrative charge in the amount of $30 will be deducted from your Accumulation Value at the end of each Contract year. The amount of each annual contribution is added to your Accumulation Value and invested in the options which you have selected.

     Each investment Division of the Variable Account will experience a unique rate of return based upon the underlying mutual funds in which it is invested. A daily charge is deducted from the amount of your Accumulation Value which is invested in the Variable Account to compensate Security Life for mortality and expense risks we assume under the Contract as well as to cover administrative costs associated with this Contract. This daily charge during the Accumulation Period is at the rate of 0.004164% (equivalent to an annual rate of 1.52%) on the assets in the Divisions of the Variable Account. The daily charge during the Annuity Period is at the rate of 0.003836% (equivalent to an annual rate of 1.40%) on the assets in the Divisions of the Variable Account.

     The Cash Surrender Value is the amount of money which is available to you at any time upon a surrender of the Contract. The amount of your Cash Surrender Value is your Accumulation Value less surrender charges, taxes and the administrative charge of $30. An explanation of each of these charges follows.

         Surrender Charge

         This charge is calculated as a percentage of the Purchase Payments withdrawn. The percentage is based on the number of anniversaries since the Contract year in which each payment was made.

--------------------------------------------------------------------------------
Exchequer                             55

Anniversaries Since                Surrender Charge as a
 Purchase Payment                  Percentage of Purchase
     Was Made                        Payment Withdrawn

     0                                       7%
     1                                       6%
     2                                       5%
     3                                       4%
     4                                       3%
     5                                       2%
     6+                                      0%

Taxes on Purchase Payments

Some states and localities charge a tax on Purchase Payments. This tax can range from 0% to 3.5% of the Purchase Payment (5% for the Virgin Islands). The charge depends on the Annuitant's state of residence.

Taxes on Purchase Payments are generally incurred as of the Annuity Date, and we deduct the charge for taxes on Purchase Payments from your Accumulation Value as of the Annuity Date. Some jurisdictions impose a tax on Purchase Payments at the time the Purchase Payments are paid, regardless of the Annuity Date. In those states, our current practice is to advance the payment of your taxes on Purchase Payments and charge it against your Accumulation Value either upon surrender of the Contract, payment of Death Proceeds, or upon the Annuity Date. We reserve the right to deduct any state and local taxes on Purchase Payments from your Accumulation Value at the time such tax is due.

Transaction charges may be deducted from your Accumulation Value in the event you request a particular transaction. These are outlined below.

Partial Withdrawal Transaction Charge

Prior to the Annuity Date and while the Contract is in effect after the Free Look period, you may take one withdrawal each Contract Year without a partial withdrawal transaction charge. We impose a partial withdrawal transaction charge to each additional Demand Withdrawal in that Contract Year equal to the lesser of $25 or 2% of the amount withdrawn.

Excess Transfer Charge

We allow you 12 free transfers among Divisions per Contract Year during the Accumulation Period. For each additional transfer, we will charge you $25 at the time each transfer is processed.

After the Annuity Date, only four transfers each Contract Year are allowed, and no transfer charge will be deducted.

The above represents a brief summary of the tax consequences of maintaining an IRA. For more information, consult your personal tax advisor or refer to Publication 590, or 560 regarding SEPs, which is available on request from the Internal Revenue Service.

                      STATEMENT OF ADDITIONAL INFORMATION


                         THE EXCHEQUER VARIABLE ANNUITY
                    A FLEXIBLE PREMIUM DEFERRED COMBINATION
                      FIXED AND VARIABLE ANNUITY CONTRACT
                                   ISSUED BY

                   SECURITY LIFE OF DENVER INSURANCE COMPANY
                                      AND
                       SECURITY LIFE SEPARATE ACCOUNT A1



THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. THE INFORMATION CONTAINED HEREIN SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR THE SECURITY LIFE OF DENVER INSURANCE COMPANY EXCHEQUER DEFERRED COMBINATION FIXED AND VARIABLE ANNUITY CONTRACT WHICH IS REFERRED TO HEREIN.


THE PROSPECTUS SETS FORTH INFORMATION THAT A PROSPECTIVE INVESTOR OUGHT TO KNOW BEFORE INVESTING. FOR A COPY OF THE PROSPECTUS, SEND A WRITTEN REQUEST TO SECURITY LIFE OF DENVER INSURANCE COMPANY, CUSTOMER SERVICE CENTER, OR TELEPHONE 1-800-933-5858.



                            T A B L E   OF   C O N T E N T S

SECURITY LIFE.....................................................................    2

THE ADMINISTRATOR.................................................................    2

PERFORMANCE INFORMATION...........................................................    2
    SEC Yield for the Division Investing in the Fidelity VIP Money Market
      Portfolio...................................................................    2
    SEC Standard Average Annual Total Return for Non-Money Market Divisions.......    3
    Accumulation Unit Value.......................................................    3
    Determination of Annuity Payouts..............................................    4

IRA INCOME PROGRAM................................................................    6

OTHER INFORMATION.................................................................    7

FINANCIAL STATEMENTS..............................................................    7



DATE OF PROSPECTUS:  MAY 1, 1998

DATE OF STATEMENT OF ADDITIONAL INFORMATION:  MAY 1, 1998

SECURITY LIFE

Security Life's immediate parent, ING America Insurance Holdings, Inc., is a Delaware corporation whose principal business is to act as the holding company for ING Groep, N.V.'s U.S. insurance companies.

Security Life's indirect intermediate parents, ING Insurance International B.V. and ING N.V., are Dutch insurance and financial corporations.

Security Life's ultimate parent, ING Groep, N.V., is a Dutch insurance and financial corporation primarily engaged in banking and insurance services which include life and non-life insurance, life reinsurance, funds transfer services, savings plans, investments in securities and other capital market instruments, lending, mortgages, leasing, investment banking, debtor finance, debt conversion and international project management, property development, finance and management.

Security Life acts as its own custodian for the Variable Account, and its affiliate, ING America Equities, Inc., is the principal underwriter of the Contracts in a continuous offering. The aggregate amount of underwriting commissions paid to the principal underwriter for Contract sales during the fiscal years ended December 31, 1997, December 31, 1996 and December 31, 1995 were $2,003,777, $2,971,177, and $1,167,779, respectively.

THE ADMINISTRATOR

Financial Administrative Services Corporation and its affiliate Great-West Life & Annuity Insurance Company have an Administrative Services Agreement with Security Life. Financial Administrative Services Corporation or its affiliate Great-West Life & Annuity Insurance Company provide administrative services for all of Security Life's variable annuity Contracts, such as Contract underwriting and issue, Owner service and the administration of the Variable Account.

PERFORMANCE INFORMATION

Performance information for the Divisions of the Variable Account, including the yield of the Divisions and the total return of the Divisions, may appear in reports or promotional literature to current or prospective Owners. Negative values are denoted by parentheses. Performance information for measures other than total return do not reflect surrender charges which can have a maximum level of 7.0% of Purchase Payments, and any applicable tax on Purchase Payments, currently ranging from 0% to 3.5% (5.0% in the Virgin Islands).

See Appendix B, Performance Information, in the Prospectus for a discussion of the types of performance information that may be published for the Divisions.

SEC YIELD FOR THE DIVISION INVESTING IN THE FIDELITY VIP MONEY MARKET PORTFOLIO

The yield and effective yield figures are calculated by standardized methods prescribed by rules of the Securities and Exchange Commission. Under those methods, the yield quotation is computed by determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing account having a balance of one Accumulation Unit of the Division at the beginning of the period, subtracting a charge reflecting deductions from the account, and dividing the difference by the value of the account at the beginning of the same period to obtain the base period return, and then multiplying the return for a seven-day period by (365/7), with the resulting yield carried to the nearest hundredth of one percent. Effective yield is computed by compounding the unannualized base period return by using the formula:


            Effective Yield = [base period return + 1]/(365/7)/ - 1

SEC STANDARD AVERAGE ANNUAL TOTAL RETURN FOR NON-MONEY MARKET DIVISIONS

Quotations of average annual total return for the Divisions of the Variable Account are expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of 1, 5 and 10 years, calculated pursuant to the following formula:

                               P (1 + T)/n/ = ERV

Where:

[P]   equals a hypothetical initial Purchase Payment of $1,000
[T]   equals the average annual total return
[n]   equals the number of years
[ERV] equals the ending redeemable value of a hypothetical $1,000 Purchase
      Payment made at the beginning of the period (or fractional portion thereof).

Fees that vary with the size of the account are included assuming an account size equal to the Division's mean (or median) account size. The SEC requires that an assumption be made that the Owner surrenders the entire Contract at the end of the 1, 5 and 10 year periods (or, if less, up to the life of the Division) for which performance is required to be calculated. This assumption may not be consistent with the typical Owner's intentions in purchasing a Contract and may adversely affect advertised or quoted returns.

ACCUMULATION UNIT VALUE

The calculation of the Accumulation Unit Value ("AUV") is discussed in the Prospectus under Division Accumulation Value in each Division of the Variable Account. The following illustrations show a calculation of a new AUV and the purchase of Accumulation Units (using hypothetical examples):

ILLUSTRATION OF CALCULATION OF ACCUMULATION UNIT VALUE

     1)   AUV for the Division at the end of the preceding Valuation Period             $5.00000000

     2)   Net asset value per share of the Portfolio at the end of the preceding        $     25.00
          Valuation Period

     3)   Net asset value per share of the Portfolio at the end of the current          $     25.50
          Valuation Period

     4)   Dividends and capital gains declared and reinvested in the Portfolio          $      0.55
          during the current Valuation Period

     5)   Charge for taxes per share in the Portfolio during the current                $      0.05
          Valuation Period

     6)   Gross investment return factor [3) plus 4) minus 5)] divided by 2)             1.04000000

     7)   Less daily mortality and expense risk charge                                    .00003753

     8)   Less daily asset-based administrative charge                                    .00000411

     9)   Accumulation Experience Factor for the current Valuation Period                1.03995836
          [6) minus 7) minus 8)]

     10)  AUV for the Division at the end of the current Valuation Period [1)           $5.19979178
          times 9)]

     11)  Net Rate of Return for the Division during the current Valuation Period          3.995836%


ILLUSTRATION OF PURCHASE OF UNITS (ASSUMING NO STATE TAX ON PURCHASE PAYMENTS)

     1)   Purchase Payment                                                               $    100.00

     2)   AUV for the Division on the effective date of purchase (see above              $5.00000000
          example)

     3)   Number of Accumulation Units purchased [1) divided by 2)]                        20.000000

     4)   AUV for the Division on the Valuation Date following purchase                  $5.19979178
          (see above example)

     5)   Value of the Division on the Valuation Date following purchase                 $    104.00
          [3) multiplied by 4)]

DETERMINATION OF ANNUITY PAYOUTS

For Variable Annuity Payouts, you have the option of electing either a 3% or 5% Benchmark Total Return. The rate is elected at the same time the Variable Annuity Payout is elected and may not be changed after the Annuity Date. Electing the 5% Benchmark Total Return would mean a higher initial payment but more slowly rising or more rapidly falling subsequent payouts if actual investment experience varied from 5%. The 3% Benchmark Total Return assumption would have the opposite effect. If the actual investment rate is at the annual rate of 3% or 5%, the Annuity Payouts will be level if you elected either 3% or 5%, respectively.

As of the Annuity Date, any Division Accumulation Value invested in the Guaranteed Interest Division will be allocated among the Divisions of the Variable Account in the same proportion that the Division Accumulation Value of each Division of the Variable Account bears to the total Division Accumulation Value of all the Divisions of the Variable Account.

The first Variable Annuity Payout for each Division of the Variable Account will be the amount that the Proceeds will provide as of the close of business on the Valuation Date immediately preceding the Supplementary Contract Effective Date at the Benchmark Total Return chosen. If you have elected to receive payouts less frequently than monthly, the payout amount is then adjusted according to the factors in Payouts Other Than Monthly section in the prospectus.

The initial number of Annuity Units for a Division of the Variable Account is calculated by dividing the payout amount of that Division by the Annuity Unit Value of that Division as of the Supplementary Contract Effective Date. The number of Annuity Units for a Division of the Variable Account does not change throughout the Annuity Period unless a transfer is made between Divisions of the Variable Account or, if a Combination Annuity Payout is selected, an increase in allocation from the Variable Annuity Payout to the Fixed Annuity Payout is made. The total Variable Annuity Payout is the sum of the Variable Annuity Payouts from all Divisions of the Variable Account.

Variable Annuity Payouts, after the first payout, vary in amount with the investment experience of the Divisions of the Variable Account. The dollar amount of each Variable Annuity Payout after the first payout is calculated by adding the amount due for each Division of the Variable Account. The amount due for each Division equals:

     1)   The number of Annuity Units for that Division; multiplied by,

     2) The Annuity Unit Value for that Division as of the Valuation Date for which each payout is due.

The dollar amount of each Annuity Payout after the first payout will not be affected by variations in our expenses or mortality experience.

The Annuitant or Beneficiary may transfer all or a portion of the Annuity Units in a Division of the Variable Account to another Division of the Variable Account. After the transfer, the number of Annuity Units in the Division of the Variable Account from which you are transferring will be reduced by the number of Annuity Units transferred. The number of Annuity Units in the Division of the Variable Account to which the transfer is made will be increased by the number of Annuity Units transferred multiplied by:

     1) The value of an Annuity Unit in the Division of the Variable Account from which the transfer is made; divided by

     2) The value of an Annuity Unit in the Division of the Variable Account to which the transfer is made.

ANNUITY UNIT VALUE

We use an Annuity Unit Value to calculate the Variable Annuity Payouts. We set the Annuity Unit Value at $10 on the Valuation Date when the first Annuity Period investments in a Division of the Variable Account are made. The Annuity Unit Value for any later Valuation Period is:

     1) The Annuity Unit Value for each Division as of the last prior Valuation Period multiplied by the Annuity Experience Factor for that Division for the Valuation Period for which the Annuity Unit Value is being calculated; divided by

     2) An interest factor based on the Benchmark Total Return selected. (This is done to neutralize the Benchmark Total Return.)

ANNUITY EXPERIENCE FACTOR

For each Division of the Variable Account, the Annuity Experience Factor reflects the investment experience of the Portfolio in which that Division invests and the charges assessed against that Division for a Valuation Period. The Annuity Experience Factor is calculated as follows:

1) The net asset value of the Portfolio in which that Division invests as of the end of the current Valuation Period; plus

2) The amount of any dividend or capital gains distribution declared and reinvested in such Portfolio during the current Valuation Period; minus

3) A charge for taxes, if any.

4) The result of 1), 2) and 3) divided by the net asset value of such Portfolio in which that Division invests as of the end of the preceding Valuation Period; minus

5) The daily equivalent of the Variable Account Annual Expenses shown in the Schedule of the Contract for each day in the current Valuation Period.

HYPOTHETICAL EXAMPLES

The following illustrations show, by use of hypothetical examples, the method of determining the Annuity Unit Value and the amount of several variable Annuity Payments based on one Division.

               ILLUSTRATION OF CALCULATION OF ANNUITY UNIT VALUE


   1) Annuity Unit Value for the Division at the end of the preceding                10.00000000
      Valuation Period

   2) Net asset value per share of the Portfolio at the end of the preceding        $      25.00
      Valuation Period

   3) Net asset value per share of the Portfolio at the end of the current          $      25.50
      Valuation Period

   4) Dividends and capital gains declared and reinvested in the Portfolio          $       0.55
      during the current Valuation Period

   5) Charge for taxes per share in the Portfolio during the current                $       0.05
      Valuation Period

   6) Gross investment return factor [3) plus 4) minus 5)] divided by 2)              1.04000000

   7) Less daily mortality and expense risk charge                                    0.00003425

   8) Less daily asset based administrative charge                                    0.00000411

   9) Annuity Experience Factor for the current Valuation Period [6) minus 7)         1.03996164
      minus 8)]

  10) Daily factor to compensate for Benchmark Total Return of 3%                     1.00008099



  11) Adjusted Annuity Experience Factor for the current Valuation Period [9)         1.03987743
      divided by 10)]

  12) Annuity Unit Value at the end of the current Valuation Period [1) times        10.39877428
      11)]

                   ILLUSTRATION OF VARIABLE ANNUITY PAYMENTS

                    (ASSUMING NO PREMIUM TAX IS APPLICABLE)



   1) Number of Accumulation Units at Annuity Date                                           1,000.00

   2) Accumulation Unit Value                                                             12.55548000

   3) Adjusted contract value [1) x 2)]                                                  $  12,555.48

   4) First monthly annuity payment per $1,000 of adjusted contract                      $       9.63
      value

   5) First monthly annuity payment [3 x 4)/1,000]                                       $     120.91

   6) Annuity Unit Value                                                                  10.39877428

   7) Number of Annuity Units [5/6)]                                                      11.62726194

   8) Assume Annuity Unit Value for second month equal to                                 10.50000000

   9) Second monthly annuity payment [7 x 8)]                                            $     122.09

  10) Assume Annuity Unit Value for third month equal to                                  10.60000000

  11) Third monthly annuity payment [7 x 10)]                                            $     123.25

IRA INCOME PROGRAM

If the Owner has an IRA Contract, we will provide payout of amounts required to be distributed by the Internal Revenue Service unless the minimum distributions are otherwise satisfied.

You may either provide us with the minimum required distribution amount or we will determine the amount that is required to be distributed from your Contract each year based on the information you give us and various choices you make.
The minimum dollar amount of each distribution is $100. For purposes of calculating the minimum distribution amount, all demand withdrawals, Systematic Income Program partial withdrawals, and Annuity Payouts must be summed between IRA required distribution payment dates to determine if the minimum distribution amount has been met through these other distributions. If there have been sufficient distributions made from the Contract during the calendar year, no further distributions will be made for that year. If there have not been sufficient distributions made from the Contract during the calendar year, the remaining minimum distribution amount will be paid to the Owner. At any time while minimum distributions are being made, if your Cash Surrender Value falls below $2,000, we will cancel the Contract and send you the amount of the Cash Surrender Value.

Security Life provides the Owner with the IRA Disclosure Statement attached to the Prospectus as Appendix C. The Owner specifies whether the withdrawal amount will be based on a life expectancy calculated on a single life basis (Owner's life only) or, if the Owner is married, on a joint life basis (Owner's and spouse's life combined).

Security Life calculates a required distribution amount each year based on the Code's minimum distribution rules. We do this by dividing the Accumulation Value as of December 31 of the prior year by the life expectancy. The life expectancy is recalculated each year unless elected otherwise. Special minimum distribution rules govern payouts if the Beneficiary is other than the Owner's spouse and the Beneficiary is more than ten years younger than the Owner.

OTHER INFORMATION

Registration statements have been filed with the Securities and Exchange Commission, with respect to the Contracts discussed in this Statement of Additional Information. Not all of the information set forth in the registration statements, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.

FINANCIAL STATEMENTS

Ernst & Young LLP, independent auditors, 370 17th Street, Suite 4300, Denver, CO 80202, performs annual audits of the consolidated financial statements of Security Life and the financial statements of Security Life Separate Account A1.


The consolidated financial statements of Security Life, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of Security Life to meet its obligations under the Contract.

                       Consolidated Financial Statements


                            Security Life of Denver
                            Insurance Company
                            and Subsidiaries



                 Years ended December 31, 1997, 1996 and 1995 with Report of Independent Auditors

           Security Life of Denver Insurance Company and Subsidiaries

                       Consolidated Financial Statements

                  Years ended December 31, 1997, 1996 and 1995



                                    CONTENTS


Report of Independent Auditors....................   10

Audited Consolidated Financial Statements

Consolidated Balance Sheets.......................   11
Consolidated Statements of Income.................   13
Consolidated Statements of Stockholder's Equity...   14
Consolidated Statements of Cash Flows.............   15
Notes to Consolidated Financial Statements........   17

                         Report of Independent Auditors


Board of Directors and Stockholder
Security Life of Denver Insurance Company

We have audited the accompanying consolidated balance sheets of Security Life of Denver Insurance Company (a wholly-owned subsidiary of ING America Insurance Holdings, Inc.) and subsidiaries as of December 31, 1997 and 1996, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Security Life of Denver Insurance Company and subsidiaries at December 31, 1997 and 1996, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 1997, in conformity with generally accepted accounting principles.


Denver, Colorado

April 10, 1998                                   Ernst & Young, LLP

           Security Life of Denver Insurance Company and Subsidiaries

                          Consolidated Balance Sheets

                             (Dollars in Thousands)


                                                                      DECEMBER 31
                                                                1997                1996
                                                             -------------------------------
ASSETS
Investments (Note 2):
 Fixed maturities, at fair value (amortized cost:
     1997--$3,007,012; 1996--$2,765,488)                         $3,152,355         $2,875,084
 Equity securities, at fair value (cost: 1997--$6,754;
     1996--$4,899)                                                    8,019              5,345
 Mortgage loans on real estate                                      576,620            452,795
 Investment real estate, at cost, less accumulated
     depreciation (1997--$667; 1996--$628)                            1,767              1,769
 Policy loans                                                       875,405            795,311
 Other long-term investments                                         14,307             11,063
                                                               -------------------------------
Total investments                                                 4,628,473          4,141,367

Cash and cash equivalents                                            77,765             20,840
Accrued investment income                                            49,726             45,426
Reinsurance recoverable:
 Paid benefits                                                       11,170             10,188
 Unpaid benefits                                                     14,988             19,703
Prepaid reinsurance premiums (Note 8)                             2,721,515          1,951,012
Deferred policy acquisition costs (DPAC)                            682,905            673,560
Property and equipment, at cost, less accumulated
 depreciation (1997--$22,925; 1996--$21,407)                         37,943             38,848
Federal income tax recoverable (Note 9)                               5,722                  -
Indebtedness of related parties                                       2,443              5,383
Other assets                                                         87,298            109,751
Separate account assets (Note 6)                                    263,035            124,986

                                                               -------------------------------
Total assets                                                     $8,582,983         $7,141,064
                                                               ===============================

                                                                        DECEMBER 31
                                                                  1997               1996
                                                             -------------------------------
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
 Future policy benefits:
     Life and annuity reserves                                 $4,305,229         $3,834,140
     Guaranteed investment contracts                            2,634,654          1,911,201
     Policyholders' funds                                          82,291             81,273
     Advance premiums                                                 365                236
     Accrued dividends and dividends on deposit                    21,129             20,338
     Unpaid claims                                                103,525             88,074
     Funds held under reinsurance treaties                             --             18,967
                                                             -------------------------------
 Total future policy benefits                                   7,147,193          5,954,229

 Accounts payable and accrued expenses                             99,335             85,858
 Indebtedness to related parties                                    7,704              5,427
 Long-term debt to related parties (Note 10)                       75,000             75,000
 Accrued interest on long-term debt to related
     parties (Note 10)                                              5,128              3,700
 Other liabilities                                                 61,424             53,311
 Federal income taxes payable (Note 9)                                 --             11,883
 Deferred federal income taxes (Note 9)                            53,829             48,541
 Separate account liabilities (Note 6)                            263,035            124,986
                                                             -------------------------------
Total liabilities                                               7,712,648          6,362,935

Commitments and contingent liabilities
 (Notes 8 and 13)

Stockholder's equity (Note 11):
 Common stock, $20,000 par value:
     Authorized -- 149 shares
     Issued and outstanding -- 144 shares                           2,880              2,880
 Additional paid-in capital                                       315,722            302,722
 Net unrealized gains on investments                               50,938             58,718
 Retained earnings                                                500,795            413,809
                                                             -------------------------------
Total stockholder's equity                                        870,335            778,129
                                                             -------------------------------
Total liabilities and stockholder's equity                     $8,582,983         $7,141,064
                                                             ===============================

See accompanying notes.

           Security Life of Denver Insurance Company and Subsidiaries

                       Consolidated Statements of Income

                             (Dollars in Thousands)


                                                                      YEAR ENDED DECEMBER 31
                                                               1997              1996              1995
                                                            ----------------------------------------------
Revenues:
 Traditional life insurance premiums                        $  122,429         $ 118,200         $ 124,619
 Universal life and investment product charges                 217,108           202,081           202,908
 Reinsurance premiums assumed                                  446,434           339,335           326,315
                                                            ----------------------------------------------
                                                               785,971           659,616           653,842
 Reinsurance premiums ceded                                   (124,815)         (117,880)         (117,061)
                                                            ----------------------------------------------
                                                               661,156           541,736           536,781

 Net investment income                                         340,898           312,121           256,065
 Net realized gains on investments                              28,645             4,770             6,564
 Miscellaneous income                                            6,743               526             1,941
                                                            ----------------------------------------------
                                                             1,037,442           859,153           801,351
Benefits and expenses:
 Benefits:
   Traditional life insurance:
     Death benefits                                            299,305           235,828           217,136
     Other benefits                                             79,849            71,939            88,326
   Universal life and investment contracts:
     Interest credited to account balances                     217,614           186,908           164,536
     Death benefits incurred in excess of account
       balances                                                 73,260            54,004            63,672
   Increase in policy reserves and other funds                  72,685           121,946            23,895
   Reinsurance recoveries                                      (98,376)          (80,276)          (74,305)
   Product conversions                                           7,014            16,379            74,291
                                                            ----------------------------------------------
                                                               651,351           606,728           557,551
 Expenses:
   Commissions                                                  46,516            25,846            51,189
   Insurance operating expenses                                 89,075            69,580            52,414
   Amortization of deferred policy acquisition costs           116,495            94,685            71,450
                                                            ----------------------------------------------
                                                               903,437           796,839           732,604
                                                            ----------------------------------------------

Income before federal income taxes                             134,005            62,314            68,747
Federal income taxes (Note 9)                                   47,019            21,876            24,296
                                                            ----------------------------------------------
Net income                                                  $   86,986         $  40,438         $  44,451
                                                            ==============================================

See accompanying notes.

           Security Life of Denver Insurance Company and Subsidiaries

                Consolidated Statements of Stockholder's Equity

                             (Dollars in Thousands)


                                                                YEAR ENDED DECEMBER 31
                                                         1997              1996              1995
                                                       --------------------------------------------

Common stock:
 Balance at beginning and end of year                  $  2,880          $  2,880          $  2,880
                                                       ============================================
Additional paid-in capital:
 Balance at beginning of year                          $302,722          $297,422          $150,792
 Capital contributions                                   13,000             5,300           146,630
                                                       --------------------------------------------
 Balance at end of year                                $315,722          $302,722          $297,422
                                                       ============================================

Net unrealized gains on investments:
 Balance at beginning of year                          $ 58,718          $ 72,973          $  6,862
 Net change in unrealized gains (losses),
   net of tax                                            23,766           (27,716)          118,654
 Effect on DPAC of unrealized gains and
   losses on fixed maturities, net of tax               (31,546)           13,461           (52,543)
                                                       --------------------------------------------
 Balance at end of year                                $ 50,938          $ 58,718          $ 72,973
                                                       ============================================

Retained earnings:
 Balance at beginning of year                          $413,809          $373,371          $329,640
 Net income                                              86,986            40,438            44,451
 Dividends paid to stockholder                               --                --              (720)
                                                       --------------------------------------------
 Balance at end of year                                $500,795          $413,809          $373,371
                                                       ============================================

Total stockholder's equity                             $870,335          $778,129          $746,646
                                                       ============================================


See accompanying notes.

           Security Life of Denver Insurance Company and Subsidiaries

                     Consolidated Statements of Cash Flows

                             (Dollars in Thousands)


                                                                              YEAR ENDED DECEMBER 31
                                                                  1997                 1996                  1995
                                                            -------------------------------------------------------
OPERATING ACTIVITIES
Net income                                                  $    86,986           $    40,438             $  44,451
Adjustments to reconcile net income to net cash and
 cash equivalents provided by operating activities:
  Increase in future policy benefits                            972,284               585,581               471,331
  Net decrease (increase) in federal income taxes               (12,317)               78,668                33,232
  Increase (decrease) in accounts payable and
   accrued expenses                                              21,033                (1,361)               31,334
  Increase in accrued interest on long-term debt                  1,428                 3,676                    24
  Increase in accrued investment income                          (4,300)               (7,294)               (5,739)
  (Increase) decrease in reinsurance recoverable                  3,733                (5,214)                  (24)
  Increase in prepaid reinsurance premiums                     (770,503)             (336,053)             (253,968)
  Net realized investment gains                                 (28,645)               (4,770)               (6,564)
  Depreciation and amortization expense                           3,630                 3,857                 4,036
  Policy acquisition costs deferred                            (174,374)             (152,299)             (127,069)
  Amortization of deferred policy acquisition
   costs                                                        116,495                94,685                71,450
  Increase in accrual for postretirement benefits                   557                   484                   623
  Other, net                                                     43,538               (15,524)              (20,553)
                                                            -------------------------------------------------------
Net cash and cash equivalents provided by
    operating activities                                        259,545               284,874               242,564

INVESTING ACTIVITIES
Securities available-for-sale:
 Sales:
  Fixed maturities                                            2,279,598               334,482               357,059
  Equity securities                                                 648                 4,198                 4,730
 Maturities--fixed maturities                                   410,632               727,937               280,581
 Purchases:
  Fixed maturities                                           (2,919,145)           (1,522,369)             (935,210)
  Equity securities                                              (2,561)                 (428)               (1,300)
Securities held-to-maturity:
 Maturities--fixed maturities                                        --                    --                14,156
Sale, maturity or repayment of investments:
 Mortgage loans on real estate                                   38,756                18,102                16,061
 Investment real estate                                              --                 1,354                   215
 Other long-term investments                                      2,002                    --                 1,064

          Security Life of Denver Insurance Company and Subsidiaries

                            (Dollars in Thousands)


                                                                     YEAR ENDED DECEMBER 31
                                                           1997               1996                1995
                                                        -------------------------------------------------
INVESTING ACTIVITIES (CONTINUED)
Purchase or issuance of investments:
 Mortgage loans on real estate                          $(163,528)          $(186,228)          $(136,218)
 Investment real estate                                       (35)                 --                  14
 Policy loans, net                                        (80,094)            (41,071)            (63,746)
 Other long-term investments                               (5,248)                809              (2,169)
Additions to property and equipment                        (2,687)             (4,482)             (1,812)
Disposals of property and equipment                           145               2,389                  79
                                                        -------------------------------------------------
Net cash and cash equivalents used by
       investing activities                              (441,517)           (665,307)           (466,496)
                                                        -------------------------------------------------

FINANCING ACTIVITIES
Increase (decrease) in indebtedness to related              5,217              42,206             (17,011)
 parties
Cash contributions from parent                             13,000               5,300                  --
Receipts from interest sensitive products
 credited to policyholder account balances                555,223             434,726             387,904
Return of policyholder account balances on
 interest sensitive policies                             (334,543)           (123,949)           (128,948)
Dividends paid to stockholder                                  --                  --                (720)
                                                        -------------------------------------------------

Net cash and cash equivalents provided by
       financing activities                               238,897             358,283             241,225
                                                        -------------------------------------------------

Net increase (decrease) in cash and cash
 equivalents                                               56,925             (22,150)             17,293
Cash and cash equivalents at beginning of year             20,840              42,990              25,697
                                                        -------------------------------------------------
Cash and cash equivalents at end of year                $  77,765           $  20,840           $  42,990
                                                        =================================================

Noncash transaction:

In 1995, the Company received a capital contribution of $124,630,000 in fixed maturities and equity securities. The Company's parent also contributed $22,000,000 in cash to additional paid-in capital. As of December 31, 1995, the cash representing the capital contribution had not been received, and the amount was presented as indebtedness of related parties. The cash was received by the Company in January 1996.


See accompanying notes.

           Security Life of Denver Insurance Company and Subsidiaries

                   Notes to Consolidated Financial Statements

                               December 31, 1997


1. SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements include the accounts and operations, after intercompany eliminations, of Security Life of Denver Insurance Company (Security Life) and its wholly-owned subsidiaries: Midwestern United Life Insurance Company (Midwestern United); First ING Life Insurance Company of New York (First ING); First Secured Mortgage Deposit Corporation; and ING America Equities, Inc., formerly SLD Equities, Inc.

NATURE OF OPERATIONS

Security Life of Denver Insurance Company and its subsidiaries (the Company) is a wholly-owned subsidiary of ING America Insurance Holdings, Inc. (ING America). The Company focuses on two markets, the advanced market and reinsurance to other insurers. The life insurance products offered for the advanced market include wealth transfer and estate planning, executive benefits, charitable giving and corporate owned life insurance. These products include traditional life, interest sensitive life, universal life, variable annuity and variable life. Operations are conducted almost entirely on the general agency basis and the Company is presently licensed in all states (approved for reinsurance only in New York), the District of Columbia and the Virgin Islands. In the reinsurance market, the Company offers financial security to clients through a mix of total risk management and traditional life insurance services.

The significant accounting policies followed by the Company that materially affect the financial statements are summarized below:

BASIS OF PRESENTATION

The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles (GAAP) which, as to the insurance companies included in the consolidation, differ from statutory accounting practices prescribed or permitted by state insurance regulatory authorities.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

          Security Life of Denver Insurance Company and Subsidiaries

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ACCOUNTING CHANGES

During June 1996, the Financial Accounting Standards Board (FASB) issued Statement No. 125, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. This Statement was effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after December 31, 1996. Also in 1996, the FASB issued Statement No. 127, which delayed certain provisions of FAS 125 dealing with transactions such as securities lending, repurchase and dollar repurchase agreements until 1998. The portion of FAS 125 that became effective in 1997 requires the entity to recognize financial and servicing assets it controls and the liabilities it has incurred and to derecognize financial assets when control has been surrendered in accordance with the criteria provided in the Statement. The application of the new rules did not have a material impact on the financial statements of the Company. The portion of FAS 125 deferred by FAS 127 is not expected to impact the Company.

Beginning in 1995, the Company adopted FASB Statement No. 114, Accounting by Creditors for Impairment of a Loan, and Statement No. 118, which amended Statement 114. Under the amended statement, the 1997 and 1996 allowances for credit losses related to loans that are identified for evaluation in accordance with Statement 114 are based on discounted cash flows using the loan's initial effective interest rate or the fair value of the collateral for certain collateral dependent loans. Adoption of this standard resulted in an insignificant impact to net income and stockholder's equity.

Effective January 1, 1996, the Company adopted FASB Statement No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of, which requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amount. Statement 121 also addresses the accounting for long-lived assets that are expected to be disposed of. Adoption of this standard resulted in an insignificant impact to net income and stockholder's equity.

          Security Life of Denver Insurance Company and Subsidiaries

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS

Investments are presented on the following bases:

The carrying value of fixed maturities depends on the classification of the security: securities held-to-maturity, securities available-for-sale, and trading securities. Management determines the appropriate classification of debt securities at the time of purchase and reevaluates such designation as of each balance sheet date.

The Company does not hold any securities classified as held-to-maturity or trading securities.

Debt securities and marketable equity securities are classified as available-for-sale. Available-for-sale securities are stated at fair value, with the unrealized gains and losses, net of tax and deferred policy acquisition adjustments, reported in a separate component of stockholder's equity.

The amortized cost of debt securities classified as held-to-maturity or available-for-sale is adjusted for amortization of premiums and accretion of discounts to maturity, or in the case of mortgage-backed securities, over the estimated life of the security. Such amortization is included in interest income from investments. Interest and dividends are included in net investment income as earned.

Mortgage loans are carried at the unpaid balances less an allowance for credit losses. Investment real estate is carried at cost, less accumulated depreciation. Policy loans are carried at unpaid balances. Derivatives are accounted for on the same basis as the asset hedged.

Realized gains and losses, and declines in value judged to be other-than-temporary are included in net realized gains on investments. The cost of securities sold is based on the specific identification method.

RECOGNITION OF PREMIUM REVENUES

Premiums for traditional life insurance products, which include those products with fixed and guaranteed premiums and benefits and consist principally of whole life insurance policies, are recognized as revenue when due. Revenues for universal life insurance policies and for investment products consist of policy charges for the cost of insurance, policy administration

          Security Life of Denver Insurance Company and Subsidiaries

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

charges, and surrender charges assessed against policyholder account balances during the year.

DEFERRED POLICY ACQUISITION COSTS

Commissions, reinsurance allowances, and other costs of acquiring traditional life insurance including reinsurance assumed, universal life insurance (including interest sensitive products) and investment products that vary with and are primarily related to the production of new and renewal business have been deferred. Traditional life insurance acquisition costs are being amortized using assumptions consistent with those used in computing policy benefit reserves. The period of amortization is normally over the premium-paying period. In the case of policies with no first year premium, the period of amortization includes the first year, in addition to the premium-paying period. For universal life insurance and investment products, acquisition costs are being amortized generally in proportion to the present value (using the assumed crediting rate) of expected gross margins from surrender charges, investments, mortality, and expenses. This amortization is adjusted retrospectively when estimates of current or future gross margins to be realized from a group of products are revised.

Deferred policy acquisition costs are adjusted to reflect changes that would have been necessary if unrealized investment gains and losses related to available-for-sale securities had been realized. The Company has reflected those adjustments in the asset balance with the offset as a direct adjustment to stockholder's equity.

FUTURE POLICY BENEFITS

Benefit reserves for traditional life insurance products (other than reinsurance assumed) are computed using a net level premium method including assumptions as to investment yields, mortality, withdrawals and other assumptions based on the Company's and industry experience, modified as necessary to reflect anticipated trends to include provisions for possible unfavorable deviations. Reserve interest assumptions are those deemed appropriate at the time of policy issue, and range from 2% to 10%. Policy benefit claims are charged to expense in the year that the claims are incurred.

Benefit reserves for reinsurance assumed are computed using pricing assumptions with provisions for adverse deviation. Benefits for level-term reinsurance assumed are computed to recognize profits in proportion with premiums. Benefit reserves for all other reinsurance assumed are computed to recognize profits in proportion to the coverage provided.

          Security Life of Denver Insurance Company and Subsidiaries

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Benefit reserves for universal life-type policies (including interest sensitive products) and investment products are computed under a retrospective deposit method and represent policy account balances before applicable surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred during the year in excess of related policy account balances. Interest crediting rates for universal life and investment products range from 4.60% to 7.81% during 1997, 4.60% to 7.45% during 1996, and 4.60% to 8.10%
during 1995.

Included in life and annuity reserves is an unearned revenue reserve that reflects the unamortized balance of excess first year policy service fees over renewal period policy service fees on universal life and investment products. These excess fees have been deferred and are being recognized in income over the periods benefited, using the same assumptions and factors used to amortize deferred policy acquisition costs.

UNPAID CLAIMS

The liabilities for unpaid claims include estimates of amounts due on reported claims and claims that have been incurred but were not reported as of December
31. Such estimates are based on actuarial projections applied to historical claim payment data and are considered reasonable and adequate to discharge the Company's obligations for claims incurred but unpaid as of December 31.

PROPERTY AND EQUIPMENT

Property and equipment are carried at cost less accumulated depreciation. Impairment losses are recorded when indicators of impairment are present and the estimated undiscounted cash flows are less than the assets' carrying value. Depreciation for major classes of assets is calculated on a straight-line basis.

PARTICIPATING INSURANCE

The Company accrues a liability for earnings on participating policies that cannot inure to the benefit of the Company's stockholder. The liability is determined based on earnings on participating policies in excess of 10% of profits on participating business before payment of policyholder dividends. The liability for these undistributed earnings was $6,074,000 and $6,211,000 at December 31, 1997 and 1996, respectively. Participating business approximates
 .3% of the Company's ordinary life insurance in force and 1.4% of premium income. Earnings for participating insurance are based on the actual earnings of the

          Security Life of Denver Insurance Company and Subsidiaries

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

participation block of policies. Expenses and taxes are allocated based on the amount of participating insurance in force. Investment income is allocated
based on the yield of the participating investment portfolio.   The amount of
dividends to be paid is determined annually by the Board of Directors. Amounts allocable to participating policyholders are based on published dividend projections or expected dividend scales. Dividends of $3,377,000, $3,307,000, and $2,964,000 were incurred in 1997, 1996, and 1995, respectively.

FEDERAL INCOME TAXES

Deferred federal income taxes have been provided or credited to reflect significant temporary differences between income reported for tax and financial reporting purposes using reasonable assumptions.

CASH FLOW INFORMATION

Cash and cash equivalents includes cash on hand, demand deposits and short-term fixed maturity instruments (with a maturity of less than one year at date of purchase). Included as a component of operating activities is interest paid of $10,110,000, $1,016,000, and $4,861,000 for 1997, 1996, and 1995, respectively.

GUARANTY FUND ASSESSMENTS

Insurance companies are assessed the costs of funding the insolvencies of other insurance companies by the various state guaranty associations generally based on the amount of premium companies collect in that state. The Company accrues the cost of future guaranty fund assessments based on estimates of insurance company insolvencies provided by the National Organization of Life and Health Insurance Guaranty Associations (NOLHGA) and the amount of premiums written in each state. The Company reduces the accrual by credits allowed in some states to reduce future premium taxes by a portion of assessments in that state.

PENDING ACCOUNTING STANDARDS

During 1998, the FASB issued Statement No. 132, Employers' Disclosures about Pensions and Other Postretirement Benefits, which standardizes the disclosure requirements for pension and other postretirement benefits. Neither the measurement nor recognition of pension and other postretirement benefits will change as a result of Statement No. 132. The

          Security Life of Denver Insurance Company and Subsidiaries

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Company will apply the new disclosure requirements beginning in 1998. Based on current guidance, the Company believes the application of the new standard will not have a financial impact on the financial statements.

During 1997, the FASB issued Statement No. 130, Reporting Comprehensive Income, which requires an entity to divide comprehensive income into net income and other comprehensive income in the period which they are recognized. The Company will need to classify items of other comprehensive income by their nature in the financial statements and display the accumulated balance of other comprehensive income separately from retained earnings and additional paid-in capital in the equity section of the balance sheet. This statement will only affect the presentation of the financial statements, with no change in the valuation of total stockholder's equity. The implementation of this Statement is required in fiscal years beginning after December 15, 1997. The Company plans to implement these new rules in 1998 and will present prior year information in a comparative format.

RECLASSIFICATIONS

Certain amounts in the 1996 and 1995 financial statements have been reclassified to conform to the 1997 presentation.

          Security Life of Denver Insurance Company and Subsidiaries

2. INVESTMENTS

The amortized cost and fair value of investments in fixed maturities and equity securities are as follows at December 31, 1997 and 1996:

                                                                           DECEMBER 31, 1997
                                          --------------------------------------------------------------------------------
                                                  COST OR             GROSS               GROSS
                                                 AMORTIZED          UNREALIZED          UNREALIZED             FAIR
                                                   COST                GAINS              LOSSES               VALUE
                                          --------------------------------------------------------------------------------
                                                                        (Dollars in Thousands)
Available-for-sale:
     U.S. Treasury securities and
      obligations of U.S. government
      corporations and agencies                     $   51,387            $  1,629             $    39          $   52,977
     States, municipalities and political
       subdivisions                                     43,185               1,023                 128              44,080
     Public utilities securities                       151,642               5,030               1,216             155,456
     Debt securities issued by foreign
       governments                                       3,272                   -                   -               3,272
     Corporate securities                            1,147,380              48,001               6,539           1,188,842
     Mortgage-backed securities                      1,165,376              89,539               6,661           1,248,254
     Other asset-backed securities                     443,473              13,285                 584             456,174
     Derivatives hedging fixed maturities
       (Note 3)                                          1,297               3,118               1,115               3,300
                                                    ----------------------------------------------------------------------
 Total fixed maturities                              3,007,012             161,625              16,282           3,152,355

 Preferred stocks (nonredeemable)                        3,368                  67                 122               3,313
 Common stocks                                           3,386               1,446                 126               4,706
                                                    ----------------------------------------------------------------------
       Total equity securities                           6,754               1,513                 248               8,019
                                                    ----------------------------------------------------------------------
Total                                               $3,013,766            $163,138             $16,530          $3,160,374
                                                    ======================================================================

          Security Life of Denver Insurance Company and Subsidiaries

2. INVESTMENTS (CONTINUED)

                                                                           DECEMBER 31, 1996
                                          --------------------------------------------------------------------------------
                                                  COST OR              GROSS               GROSS
                                                 AMORTIZED          UNREALIZED          UNREALIZED             FAIR
                                                   COST                GAINS              LOSSES               VALUE
                                          --------------------------------------------------------------------------------
                                                                        (Dollars in Thousands)
Available-for-sale:
 U.S. Treasury securities and obligations
   of U.S. government corporations and
   agencies                                         $   88,526            $  1,035             $   858          $   88,703
 States, municipalities and political
   subdivisions                                         71,857                 984               1,058              71,783
 Public utilities securities                           105,110               1,130                 748             105,492
 Debt securities issued by foreign
   governments                                           3,272                   -                   -               3,272
 Corporate securities                                  921,565              20,095               5,646             936,014
 Mortgage-backed securities                          1,273,251             108,367              18,924           1,362,694
 Other asset-backed securities                         299,809               8,186               1,286             306,709
 Derivatives hedging fixed maturities
   (Note 3)                                              2,098                 292               1,973                 417
                                                    ----------------------------------------------------------------------
 Total fixed maturities                              2,765,488             140,089              30,493           2,875,084

 Preferred stocks (nonredeemable)                        2,112                  66                 301               1,877
 Common stocks                                           2,787                 756                  75               3,468
                                                    ----------------------------------------------------------------------
 Total equity securities                                 4,899                 822                 376               5,345
                                                    ----------------------------------------------------------------------
Total                                               $2,770,387            $140,911             $30,869          $2,880,429
                                                    ======================================================================

          Security Life of Denver Insurance Company and Subsidiaries

2. INVESTMENTS (CONTINUED)

The amortized cost and fair value of investments in fixed maturities at December 31, 1997, by contractual maturity, are shown in the following table (in thousands). Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                 AMORTIZED
                                                                   COST           FAIR VALUE
                                                               -----------------------------
Available for sale:
 Due in one year or less                                       $   35,748         $   35,665
 Due after one year through five years                            313,045            320,825
 Due after five years through ten years                           486,875            503,629
 Due after ten years                                              561,198            584,508
                                                               -----------------------------
                                                                1,396,866          1,444,627

Mortgage-backed securities                                      1,165,376          1,248,254
Other asset-backed securities                                     443,473            456,174
Derivatives                                                         1,297              3,300
                                                               -----------------------------
Total available-for-sale                                       $3,007,012         $3,152,355
                                                               =============================

Changes in unrealized gains (losses) on investments in available-for-sale securities for the years ended December 31, 1997, 1996 and 1995 are summarized as follows (in thousands):

                                                               DECEMBER 31, 1997
                                                ------------------------------------------------
                                                   FIXED              EQUITY             TOTAL
                                                ------------------------------------------------

Gross unrealized gains                          $161,625              $1,513            $163,138
Gross unrealized losses                           16,282                 248              16,530
                                                ------------------------------------------------
Net unrealized gains (losses)                    145,343               1,265             146,608
Deferred income tax (expense)
 benefit                                         (50,873)               (443)            (51,316)
                                                ------------------------------------------------
Net unrealized gains (losses) after
   taxes                                          94,470                 822              95,292
Less:
 Balance at beginning of year                     71,237                 289              71,526
                                                ------------------------------------------------
Change in net unrealized gains
   (losses)                                     $ 23,233              $  533            $ 23,766
                                                ================================================

          Security Life of Denver Insurance Company and Subsidiaries

2. INVESTMENTS (CONTINUED)

                                                            DECEMBER 31, 1996
                                                ------------------------------------------------
                                                  FIXED              EQUITY               TOTAL
                                                ------------------------------------------------

Gross unrealized gains                          $140,089               $ 822            $140,911
Gross unrealized losses                           30,493                 376              30,869
                                                ------------------------------------------------
Net unrealized gains (losses)                    109,596                 446             110,042
Deferred income tax (expense)
 benefit                                         (38,359)               (157)            (38,516)
                                                ------------------------------------------------
Net unrealized gains (losses) after
   taxes                                          71,237                 289              71,526
Less:
 Balance at beginning of year                     99,389                (147)             99,242
                                                ------------------------------------------------
Change in net unrealized gains
   (losses)                                     $(28,152)              $ 436            $(27,716)
                                                ================================================

                                                            DECEMBER 31, 1995
                                                ------------------------------------------------
                                                 FIXED                EQUITY            TOTAL
                                                ------------------------------------------------
Gross unrealized gains                          $177,511               $ 288            $177,799
Gross unrealized losses                           24,605                 512              25,117
                                                ------------------------------------------------
Net unrealized gains (losses)                    152,906                (224)            152,682
Deferred income tax (expense)
 benefit                                         (53,517)                 77             (53,440)
                                                ------------------------------------------------
Net unrealized gains (losses) after
   taxes                                          99,389                (147)             99,242
Less:
 Balance at beginning of year                    (18,854)               (558)            (19,412)
                                                ------------------------------------------------
Change in net unrealized gains
   (losses)                                     $118,243               $ 411            $118,654
                                                ================================================

As part of its overall investment management strategy, the Company has entered into agreements to purchase $9,595,943 in fixed maturity securities and $27,910,000 in mortgage loans as of December 31, 1997. These agreements were settled during 1998. The Company had no agreements to sell securities at December 31, 1997.

          Security Life of Denver Insurance Company and Subsidiaries

2. INVESTMENTS (CONTINUED)

Major categories of investment income for the years ended December 31 are summarized as follows (in thousands):

                                                   1997                1996                1995
                                                ------------------------------------------------
Fixed maturities                                $259,936            $240,931            $190,327
Mortgage loans on real estate                     40,908              29,143              16,601
Policy loans                                      56,087              52,205              55,438
Other investments                                  3,159               2,197               4,360
                                                ------------------------------------------------
                                                 360,090             324,476             266,726
Investment expenses                              (19,192)            (12,355)            (10,661)
                                                ------------------------------------------------
Net investment income                           $340,898            $312,121            $256,065
                                                ================================================

Net realized gains on investments for the years ended December 31 are summarized as follows (in thousands):

                                                   1997                1996               1995
                                                 ----------------------------------------------
Fixed maturities                                 $27,717              $4,540             $6,538
Equity securities                                    (57)                 79                  5
Real estate and other                                985                 151                 21
                                                 ----------------------------------------------
Net realized gains on
   investments                                   $28,645              $4,770             $6,564
                                                 ==============================================

During 1997, 1996 and 1995, debt and marketable equity securities available-for-sale were sold with fair values at the date of sale of $2,281,886,000, $334,482,000 and $306,219,000, respectively. Gross gains of $41,017,000,
$7,248,000 and $9,691,000 and gross losses of $13,357,000, $2,629,000 and
$3,148,000 were realized on those sales in 1997, 1996 and 1995, respectively.

At December 31, 1997 and 1996, bonds with an amortized cost of $28,434,000 and $26,140,000, respectively, were on deposit with various state insurance departments to meet regulatory requirements.

          Security Life of Denver Insurance Company and Subsidiaries

3. DERIVATIVE FINANCIAL INSTRUMENTS HELD FOR PURPOSES OTHER THAN TRADING

The Company enters into interest rate and currency contracts, including swaps, caps, floors, and options, to reduce and manage risks which include the risk of a change in the value, yield, price, cash flows, exchange rates or quantity of, or a degree of exposure with respect to assets, liabilities, or future cash flows which the Company has acquired or incurred. Hedge accounting practices are supported by cash flow matching, scenario testing and duration matching.

Interest rate swap agreements generally involve the exchange of fixed and floating interest payments over the life of the agreement without an exchange of
the underlying principal amount.   Currency swap agreements generally involve
the exchange of local and foreign currency payments over the life of the agreements without an exchange of the underlying principal amount. Interest rate cap and interest rate floor agreements owned entitle the Company to receive payments to the extent reference interest rates exceed or fall below strike levels in the contracts based on the notional amounts.

Premiums paid for the purchase of interest rate contracts are included in other assets and are being amortized to interest expense over the remaining terms of the contracts or in a manner consistent with the financial instruments being hedged. Amounts paid or received, if any, from such contracts are included in interest expense or income. Accrued amounts payable to or receivable from counterparties are included in other liabilities or assets.

Gains and losses as a result of early terminations of interest rate contracts are amortized to investment income over the remaining term of the items being hedged to the extent the hedge is considered to be effective; otherwise, they are recognized upon termination.

Interest rate contracts that are matched or otherwise designated to be associated with other financial instruments are recorded at fair value if the related financial instruments mature, are sold, or are otherwise terminated or if the interest rate contracts cease to be effective hedges.

The Company manages the potential credit exposure from interest rate contracts through careful evaluation of the counterparties' credit standing, collateral agreements, and master netting agreements.

The Company is exposed to credit loss in the event of nonperformance by counterparties on interest rate contracts; however, the Company does not anticipate nonperformance by any of these counterparties. The amount of such exposure is generally the unrealized gains in such contacts.

          Security Life of Denver Insurance Company and Subsidiaries

3. DERIVATIVE FINANCIAL INSTRUMENTS HELD FOR PURPOSES OTHER THAN TRADING (CONTINUED)

The table below summarizes the Company's interest rate contracts at December 31, 1997 and 1996 (in thousands):

                                                                       DECEMBER 31, 1997
                                       -----------------------------------------------------------------------------
                                                 NOTIONAL             AMORTIZED            FAIR              BALANCE
                                                  AMOUNT                COST               VALUE              SHEET
                                       -----------------------------------------------------------------------------
Interest rate contracts:
 Swaps                                          $  913,630           $  (185)            $  (625)            $  (625)
 Swaps-affiliates                                  879,745               185               1,429               1,429
                                       -----------------------------------------------------------------------------
Total swaps                                      1,793,375                 -                 804                 804

 Caps owned                                        760,000               986                 766                 766
                                       -----------------------------------------------------------------------------
Total caps owned                                   760,000               986                 766                 766

 Floors owned                                      354,000               311               1,730               1,730
                                       -----------------------------------------------------------------------------
Total floors owned                                 354,000               311               1,730               1,730

 Options owned                                     384,300             6,192               4,312               4,312
                                       -----------------------------------------------------------------------------
 Options owned-affiliates                          384,300            (6,192)             (4,312)             (4,312)
                                       -----------------------------------------------------------------------------
Total options owned                                768,600                 -                   -                   -
                                       -----------------------------------------------------------------------------
Total derivatives                               $3,675,975           $ 1,297             $ 3,300             $ 3,300
                                       =============================================================================

          Security Life of Denver Insurance Company and Subsidiaries

3. DERIVATIVE FINANCIAL INSTRUMENTS HELD FOR PURPOSES OTHER THAN TRADING (CONTINUED)

                                                                      DECEMBER 31, 1996
                                       ----------------------------------------------------------------------------
                                                 NOTIONAL              AMORTIZED         FAIR              BALANCE
                                                  AMOUNT                 COST            VALUE              SHEET
                                       ----------------------------------------------------------------------------
Interest rate contracts:
 Swaps                                          $  794,520           $     -            $(1,452)            $(1,452)
 Swaps-affiliates                                  774,520                 -              1,272               1,272
                                       ----------------------------------------------------------------------------
Total swaps                                      1,569,040                 -               (180)               (180)
                                       ----------------------------------------------------------------------------
 Caps owned                                        400,000             2,073                592                 592
                                       ----------------------------------------------------------------------------
Total caps owned                                   400,000             2,073                592                 592
                                       ----------------------------------------------------------------------------
 Floors owned                                      100,000                25                  5                   5
                                       ----------------------------------------------------------------------------
Total floors owned                                 100,000                25                  5                   5
                                       ----------------------------------------------------------------------------
 Options owned                                     212,000             3,330              3,772               3,772
 Options owned-affiliates                          212,000            (3,330)            (3,772)             (3,772)
                                       ----------------------------------------------------------------------------
Total options owned                                424,000                 -                  -                   -
                                       ----------------------------------------------------------------------------
 Total derivatives                               $2,493,040           $ 2,098            $   417            $   417
                                       ============================================================================

4. CONCENTRATIONS OF CREDIT RISK

At December 31, 1997, the Company held less-than-investment-grade bonds classified as available-for-sale with a carrying value and market value of $186,614,000. These holdings amounted to 6% of the Company's investments in fixed maturity securities and 2% of total assets. The holdings of less-than-investment-grade bonds are widely diversified and of satisfactory quality based on the Company's investment policies and credit standards.

At December 31, 1997, the Company's commercial mortgages involved a concentration of properties located in Florida (17%), Texas (10%), and Georgia (9%). The remaining commercial mortgages relate to properties located in 29 other states. The portfolio is well diversified, covering many different types of income-producing properties on which the Company has first mortgage liens. The maximum mortgage outstanding on any individual property is $10,911,000.

          Security Life of Denver Insurance Company and Subsidiaries

5. EMPLOYEE BENEFIT PLANS

PENSION PLAN

The Company has a qualified noncontributory defined benefit retirement plan covering substantially all employees. In addition, the Company maintains a non-qualified unfunded Supplemental Employees Retirement Plan (SERP). The benefits of both plans are based on final average earnings from the time of eligibility for the plan, subject to minimum benefits based on career earnings. The Company's funding policy for the qualified plan is to contribute amounts annually to the plan sufficient to meet the minimum funding requirements set forth in the Employee Retirement Income Security Act of 1974, plus additional amounts as may be determined to be appropriate.

The funded status and the amounts recognized in the balance sheets for the defined benefit plan are as follows (in thousands):

                                                               DECEMBER 31
                                                  1997                             1996
                                     --------------------------------------------------------------
                                        QUALIFIED                        QUALIFIED
                                          PLAN             SERP             PLAN             SERP
                                     --------------------------------------------------------------
Actuarial present value of
 accumulated benefit obligation:
   Vested                                $(31,338)        $(7,903)        $(26,058)         $(6,725)
   Nonvested                                 (805)           (285)            (733)            (132)
                                     --------------------------------------------------------------
                                          (32,143)         (8,188)         (26,791)          (6,857)
Effect of projected future
 compensation                              (5,658)           (966)          (5,479)            (951)
                                     --------------------------------------------------------------
Projected benefit obligation              (37,801)         (9,154)         (32,270)          (7,808)
Less plan assets at fair value             40,150               -           33,682                -
                                     --------------------------------------------------------------
Plan assets in excess of
 projected benefit obligation               2,349          (9,154)           1,412           (7,808)
Unrecognized net asset                     (1,032)              -           (1,316)               -
Unrecognized prior service                    (84)            206              (97)             236
 benefit cost
Unrecognized net loss                          89           4,813            1,930            4,622
                                     --------------------------------------------------------------
Net pension asset (liability)            $  1,322         $(4,135)        $  1,929          $(2,950)
                                     ==============================================================

As of December 31, 1997 and 1996, the Company recognized an additional liability on the SERP of $3,848,000 and $3,671,000, respectively, as this plan is unfunded and the actuarial present value of accumulated benefit obligation exceeds the net pension liability.

          Security Life of Denver Insurance Company and Subsidiaries

5. EMPLOYEE BENEFIT PLANS (CONTINUED)

The net periodic pension cost for the defined benefit plans includes the following components (in thousands):

                                         1997                          1996                           1995
                              ----------------------------------------------------------------------------------------
                                 QUALIFIED                     QUALIFIED                     QUALIFIED
                                   PLAN            SERP          PLAN            SERP           PLAN            SERP
                              ----------------------------------------------------------------------------------------
Service cost                      $ 1,420         $  524        $ 1,320         $  388         $ 1,147          $  285
Interest cost                       2,613            639          2,262            463           1,856             517
Return on plan assets              (7,279)             -         (4,075)             -          (3,497)              -
Net amortization and
 deferral                           3,853            339            883            258             553             239
                              ----------------------------------------------------------------------------------------

Net periodic pension
   expense                        $   607         $1,502        $   390         $1,109         $    59          $1,041
                              ========================================================================================

Assumptions used in accounting for the defined benefit plans as of December 31, 1997, 1996, and 1995 were as follows:

                                                            1997               1996               1995
                                                        ----------------------------------------------
Weighted-average discount rate                              7.25%              7.50%              7.25%
Rate of increase in compensation level                      4.25%              4.50%              4.25%
Expected long-term rate of return on assets                 9.50%              9.50%              9.50%

Plan assets of the defined benefit plans at December 31, 1997 are invested primarily in U.S. government securities, corporate bonds, mutual funds, mortgage loans, money market funds and common stock.

401(k) PLAN

The Security Life of Denver Insurance Company Savings Incentive Plan (the Savings Plan) is a defined contribution plan which is available to substantially all home office employees, who work 1,000 hours or more in a plan year, to provide a savings program for additional retirement benefits. Participants may make contributions to the plan through salary reductions up to a maximum of $9,500 in 1997 and 1996 and $9,240 in 1995. Such contributions are not currently taxable to the participants. The Company matches 100% of the first 3% of participants' contributions, plus 50% of contributions which exceed 3% of participants' compensation, subject to a maximum matching percentage of 4 1/2% of the individual's salary. Company matching contributions were $1,211,000 for 1997, $1,143,000 for 1996, and $1,071,000 for 1995.

          Security Life of Denver Insurance Company and Subsidiaries

5. EMPLOYEE BENEFIT PLANS (CONTINUED)

Plan assets of the Savings Plan at December 31, 1997 are invested in a group deposit administration contract (the Contract) with the Company, various mutual funds maintained by the Principal Financial Group, and loans to participants. The Contract is a policyholder liability of the Company and had a balance of $26.6 million and $25.5 million at December 31, 1997 and 1996, respectively.

POSTRETIREMENT BENEFITS

In addition to providing pension and profit sharing plans, the Company provides certain health care and life insurance benefits for retired employees. Under the current plans, all employees become eligible for these benefits if they achieve a minimum of 120 months of service prior to retirement. The plans are contributory, with retiree contributions adjusted annually, and contain other cost-sharing features such as deductible amounts and coinsurance.

The following table presents the amounts recognized in the Company's balance sheets (in thousands):

                                                                       DECEMBER 31
                                                     1997                                      1996
                                    --------------------------------------------------------------------------------
                                                     LIFE                                      LIFE
                                      MEDICAL      INSURANCE                   MEDICAL      INSURANCE
                                       PLAN          PLAN          TOTAL         PLAN          PLAN          TOTAL
                                    --------------------------------------------------------------------------------
Accumulated postretirement benefit
 obligation:
   Retirees                            $(1,032)      $(1,228)     $ (2,260)     $(1,315)       $(1,226)     $ (2,541)
   Fully eligible active plan
     participants                         (665)         (526)       (1,191)        (409)          (392)         (801)
   Other active plan participants       (2,881)       (1,258)       (4,139)      (2,038)        (1,220)       (3,258)
                                    --------------------------------------------------------------------------------
                                        (4,578)       (3,012)       (7,590)      (3,762)        (2,838)       (6,600)
                                             -             -             -            -              -             -
Plan assets at fair value           --------------------------------------------------------------------------------
Accumulated postretirement benefit
   obligation in excess of plan         (4,578)       (3,012)       (7,590)      (3,762)        (2,838)       (6,600)
    assets
Unrecognized prior service cost            248            22           270          355             32           387
Unrecognized net gains (losses)         (5,179)        1,130        (4,049)      (5,870)         1,271        (4,599)
                                    --------------------------------------------------------------------------------
Accrued postretirement benefit
 cost                                  $(9,509)      $(1,860)     $(11,369)     $(9,277)       $(1,535)     $(10,812)
                                    ================================================================================

          Security Life of Denver Insurance Company and Subsidiaries

5. EMPLOYEE BENEFIT PLANS (CONTINUED)

Net periodic postretirement benefit cost for 1997, 1996 and 1995 includes the following components (in thousands):

                                                  1997                          1996                        1995
                                    -----------------------------------------------------------------------------------------
                                                   LIFE                         LIFE                        LIFE
                                       MEDICAL   INSURANCE           MEDICAL  INSURANCE         MEDICAL   INSURANCE
                                         PLAN      PLAN      TOTAL    PLAN       PLAN    TOTAL   PLAN       PLAN       TOTAL
                                    -----------------------------------------------------------------------------------------
Service cost                           $ 287       $126      $ 413    $ 236     $151     $ 387   $ 359       $175      $ 534
Interest cost                            313        205        518      268      200       468     291        112        403
Net amortization and deferral           (238)        62       (176)    (275)      89      (186)   (209)        65       (144)
                                    -----------------------------------------------------------------------------------------
Net periodic postretirement benefit
 cost                                  $ 362       $393      $ 755    $ 229     $440     $ 669    $441       $352      $ 793
                                    =========================================================================================


The annual assumed rate of increase in the per capita cost of covered benefits (i.e., health care cost trend rate) for the medical plan is 10.25% graded to 5% over 10.5 years. The health care cost trend rate assumption has a significant effect on the amounts reported. For example, increasing the assumed health care cost trend rates by one percentage point in each year would increase the accumulated postretirement benefit obligation for the medical plan as of December 31, 1997 by $784,000 and the aggregate of the service and interest cost components of net periodic postretirement benefit cost for 1997 by $112,000.

The weighted-average discount rate used in determining the accumulated postretirement benefit obligation was 7.25% at December 31, 1997 and 7.50% at December 31, 1996.

6. SEPARATE ACCOUNTS

Separate account assets and liabilities represent funds segregated by the Company for the benefit of certain policyholders who bear the investment risk. The separate account assets and liabilities are carried at fair value. Revenues and expenses on the separate account assets and related liabilities equal the benefits paid to the separate account policyholders and are excluded from the amounts reported in the consolidated statements of income except for fees charged for administration services and mortality risk.

          Security Life of Denver Insurance Company and Subsidiaries

7. LEASES

The Company terminated a significant operating lease agreement relating to electronic data processing equipment due to outsourcing of computer operations. The Company incurred $4,819,000 in lease expense in 1997 related to that agreement prior to termination. The Company does not have any other significant lease obligations. Total rental expense for all equipment leases was approximately $4,993,000, $6,151,000 and $5,620,000 for the years ended December 31, 1997, 1996 and 1995, respectively.

8. REINSURANCE

The Company is involved in both ceded and assumed reinsurance with other companies for the purpose of diversifying risk and limiting exposure on larger risks. As of December 31, 1997, the Company's retention limit for acceptance of risk on life insurance policies had been set at various levels up to $1,500,000. Reinsurance premiums, commissions, and expense reimbursements related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Reserves are based on the terms of the reinsurance contracts, and are consistent with the risks assumed.

To the extent that the assuming companies become unable to meet their obligations under these treaties, the Company remains contingently liable to its policyholders for the portion reinsured. Consequently, allowances are established for amounts deemed uncollectible. To minimize its exposure to significant losses from reinsurer insolvencies, the Company evaluates the financial condition of the reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities, or economic characteristics of the reinsurers.

The Company assumes and cedes, on a coinsurance basis, guaranteed investment contracts (GICs) to and from affiliates under common ownership. As of December 31, 1997, $2.2 billion of an affiliate's invested assets were held in trust pursuant to these agreements.

          Security Life of Denver Insurance Company and Subsidiaries

8. REINSURANCE (CONTINUED)

These transactions are summarized as follows (in thousands):

                                                         1997                               1996
                                           -----------------------------------------------------------------
                                              PREMIUMS           RESERVES          PREMIUMS         RESERVES
                                           -----------------------------------------------------------------
Direct (nonaffiliated)                     $ 1,673,471          $ 2,527,957       $ 767,312      $ 1,785,689
Assumed from Life Insurance Company of
 Georgia                                        35,000              106,698          50,000          125,512
                                           -----------------------------------------------------------------
                                             1,708,471            2,634,655         817,312        1,911,201
Ceded to Columbine Life Insurance
 Company                                    (1,479,371)          (2,231,118)       (484,512)      (1,425,545)
                                           -----------------------------------------------------------------
Ceded to Life Insurance Company of
 Georgia                                      (116,100)            (403,537)       (282,800)        (435,586)
                                           -----------------------------------------------------------------
Net                                        $   113,000          $         -       $  50,000      $    50,070
                                           =================================================================

Ceded GIC reserves totaling $2,635 and $1,861 million as of December 31, 1997 and 1996, respectively, are classified as part of prepaid reinsurance premiums. GIC reserves are reflected at their gross value of $2,635 and $1,911 million as of December 31, 1997 and 1996, respectively.

During 1997 and 1996, the Company had ceded blocks of insurance under reinsurance treaties to provide funds for financial and other purposes. These reinsurance transactions, generally known as "surplus relief reinsurance," represent financial arrangements and, in accordance with generally accepted accounting principles, are not reflected in the accompanying financial statements except for the risk fees paid to or received from reinsurers. Surplus relief reinsurance has the effect of increasing current statutory surplus while reducing future statutory surplus as amounts are recaptured from reinsurers. As of December 31, 1997, all surplus relief reinsurance contracts had been recaptured.

9. INCOME TAXES

The Company files a consolidated federal income tax return with its parent and other U.S. affiliates and subsidiaries, with the exception of First ING. The affiliated companies that join in the filing of the consolidated federal income tax return have an agreement for the allocation of taxes between members that join in the consolidated return. The agreement specifies that the separate return payable or the separate return receivable of each member will be the federal income tax payable or receivable that the member would have had for the period had it filed a separate return.

          Security Life of Denver Insurance Company and Subsidiaries

9. INCOME TAXES (CONTINUED)

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company's deferred tax assets and liabilities are as follows (in thousands):

                                                                         DECEMBER 31
                                                                  1997                1996
                                                                -----------------------------
Deferred tax liabilities:
 Deferred policy acquisition costs                              $(239,678)          $(236,445)
 Unrealized gains/losses                                          (51,312)            (38,516)
                                                                -----------------------------
Total deferred tax liabilities                                   (290,990)           (274,961)

Deferred tax assets:
 Benefit reserves and surplus relief                              111,610             123,410
 Tax-basis deferred policy acquisition costs                       71,241              60,727
 Investment income                                                 13,459              11,037
 Unearned investment income                                         9,208               8,705
 Nonqualified deferred compensation                                14,129              10,649
 Postretirement employee benefits                                   3,979               3,784
 Separate accounts                                                  8,571               4,138
 Other, net                                                         4,964               3,970
                                                                -----------------------------
Total deferred tax assets                                         237,161             226,420
                                                                -----------------------------
Net deferred tax liabilities                                    $ (53,829)          $ (48,541)
                                                                =============================

The components of federal income tax expense consist of the following (in thousands):

                                                                   DECEMBER 31
                                                       1997            1996             1995
                                                     -----------------------------------------
Current                                              $37,542          $10,340         $(48,136)
Deferred                                               9,477           11,536           72,870
Current year change in valuation
 allowance                                                 -                -             (438)
                                                     -----------------------------------------
Federal income tax expense                           $47,019          $21,876         $ 24,296
                                                     =========================================

The Company's effective income tax rate did not vary significantly from the statutory federal income tax rate.

          Security Life of Denver Insurance Company and Subsidiaries

9. INCOME TAXES (CONTINUED)

Prior to 1995 a valuation allowance had been established by the Company to account for the fact that the full benefit of the deferred tax asset established by First ING for tax-basis deferred policy acquisition costs more than likely would not be fully realized. In 1995, a change in judgment about the realization of the deferred tax asset occurred and the valuation allowance was removed.

The Company had net income tax payments (receipts) of $55,468,000 during 1997, $(61,467,000) during 1996, and $25,875,000 during 1995 for current income tax payments and settlements of prior year returns.

The Policyholder's Surplus Account is an accumulation of certain special deductions for income tax purposes and a portion of the "gains from operations" which were not subject to current taxation under the Life Insurance Tax Act of 1959. At December 31, 1984, the balance in this account for tax return purposes was approximately $70,800,000. The Tax Reform Act of 1984 provides that no further accumulations will be made in this account. If amounts accumulated in the Policyholder's Surplus Account exceed certain limits, or if distributions to the stockholder exceed amounts in the Stockholder's Surplus Account, to the extent of such excess amount or excess distributions, as determined for income tax purposes, amounts in the Policyholder's Surplus Account would become subject to income tax at rates in effect at that time. Should this occur, the maximum tax which would be paid at the current tax rate is $24,780,000. The Company does not anticipate any such action or foresee any events which would result in such tax; accordingly, a deferred tax liability has not been established.

10. LONG-TERM DEBT

Long-term indebtedness to related parties for $75,000,000 represents the cumulative cash draws on a $100,000,000 commitment from ING America Insurance Holdings, Inc. through December 31, 1997. Additional draws may be made by the
Company at its option through December 1, 2004.   This subordinated note bears
interest at a variable rate equal to the prevailing rate for 10 year U.S. Treasury Bonds plus 1/4% adjusted annually.

The repayment of this note requires approval of the Commissioner of Insurance of the State of Colorado and is payable only out of surplus funds of the Company and only at such time as the surplus of the Company, after payment is made, does not fall below the prescribed level.

          Security Life of Denver Insurance Company and Subsidiaries

10. LONG-TERM DEBT (CONTINUED)

The principal and interest is scheduled to be repaid in five annual installments beginning December 31, 1999 and continuing through December 31, 2003, with the option of prepaying any outstanding principal and accrued interest. As of December 31, 1997, the Company accrued interest of $5,100,000. Upon receiving approval from the Commissioner of Insurance of the State of Colorado, the Company made a $3,668,000 payment for accrued interest during 1997.

Future minimum payments, assuming a current effective interest rate of 6.40%, are as follows (in thousands):

                                                                TOTAL
              YEAR                                             PAYMENTS
              ---------------------------------------------------------
              1999                                             $ 20,456
              2000                                               20,456
              2001                                               20,456
              Subsequent years                                   40,911
                                                               --------
              Total                                             102,279
              Less imputed interest                             (27,279)
                                                               --------
              Present value of payments                        $ 75,000
                                                               ========

11. STATUTORY ACCOUNTING INFORMATION AND PRACTICES

Security Life and its insurance subsidiaries prepare their statutory-basis financial statements in accordance with accounting practices prescribed or permitted by their state of domicile. "Prescribed" statutory accounting practices include state laws, regulations and general administrative rules, as well as a variety of publications of the National Association of Insurance Commissioners (NAIC). "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, from company to company within the state, and may change in the future.

The NAIC is in the process of codifying statutory accounting practices ("Codification"). Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that Security Life uses to prepare its statutory-basis financial statements. Codification, which was approved by the NAIC in March 1998, will require adoption by the various states before it becomes the prescribed

          Security Life of Denver Insurance Company and Subsidiaries

11. STATUTORY ACCOUNTING INFORMATION AND PRACTICES (CONTINUED)

statutory basis of accounting for insurance companies domiciled within those states. Accordingly, before Codification becomes effective for Security Life, the State of Colorado must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Insurance Department. At this time it is unclear whether the State of Colorado will adopt Codification.

Prescribed statutory reserve methodology does not fully encompass universal life-type products. The NAIC, however, has promulgated a Model Regulation regarding Universal Life Reserves. The Colorado Division of Insurance has not adopted the regulation, but requires that reserves be held which are at least as great as those required by Colorado Statutes. The NAIC UL Model Regulation is used by the Company to provide reserves consistent with the principles of this article. Because the reserves satisfy the requirements prescribed by the State of Colorado for the valuation of universal life insurance, the Company is permitted to compute reserves in accordance with this model regulation.

The NAIC prescribes Risk-Based Capital (RBC) requirements for life/health insurance companies. At December 31, 1997, the Company exceeded all minimum RBC requirements.

Combined capital and surplus, determined in accordance with statutory accounting practices (SAP), was $403,239,000 and $366,451,000 at December 31, 1997 and
1996, respectively. Combined net income, determined in accordance with SAP, was $22,261,000, $9,141,000, and $11,771,000 for the years ended December 31, 1997,
1996, and 1995, respectively.

Security Life is required to maintain a minimum total statutory capital and surplus in the state of domicile of $1,500,000. Midwestern United is required to maintain minimum statutory capital of $200,000 and surplus of $250,000 in the state of domicile. First ING is required to maintain minimum statutory capital of $1,000,000 and paid-in surplus of at least 50% of paid-in capital in the state of domicile. Each company exceeded its respective minimum statutory capital and surplus requirements at December 31, 1997. Additionally, the amount of dividends which can be paid by each company to its stockholder without prior approval of the various state insurance departments is generally limited to the greater of 10% of statutory surplus or the statutory net gain from operations.

--------------------------------------------------------------------------------

          Security Life of Denver Insurance Company and Subsidiaries

12. FAIR VALUES OF FINANCIAL INSTRUMENTS

In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instruments. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company. Life insurance liabilities that contain mortality risk and all nonfinancial instruments are excluded from disclosure requirements. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, such that the Company's exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

The carrying amounts and fair values of the Company's financial instruments at December 31, 1997 and 1996 are summarized below (in thousands):

                                         DECEMBER 31, 1997                      DECEMBER 31, 1996
                              ------------------------------------     ---------------------------------
                                 CARRYING                                  CARRYING
                                 AMOUNT            FAIR VALUE              AMOUNT         FAIR VALUE
                               ------------------------------------     ---------------------------------
ASSETS
Fixed maturities (Note 2)        $3,152,355        $3,152,355             $2,875,084      $2,875,084
Equity securities (Note 2)            8,019             8,019                  5,345           5,345
Commercial mortgages                568,591           621,861                445,073         461,777
Residential mortgages                 8,029             8,158                  7,722           7,589
Policy loans                        875,405           875,405                795,311         795,311

LIABILITIES
Guaranteed investment
 contracts, net of reinsurance   $        -        $        -             $   50,070      $   50,070
Supplemental contracts
 without life contingencies           4,240             4,240                  3,023           3,023
Other policyholder funds left
 on deposit                          99,545            99,545                 98,824          98,824
Individual and group
 annuities, net of reinsurance       43,313            43,077                 45,576          45,228

--------------------------------------------------------------------------------

          Security Life of Denver Insurance Company and Subsidiaries

12. FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED)

The carrying values of all other financial instruments approximate their fair values.

The following methods and assumptions were used by the Company in estimating the "fair value" disclosures for financial instruments:

 FIXED MATURITIES AND EQUITY SECURITIES:  The fair values for fixed maturities
 --------------------------------------
 (including redeemable preferred stocks) are based on quoted market prices, where available. For fixed maturities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements and collateralized mortgage obligations and other mortgage derivative investments, are estimated by discounting expected future cash flows. The discount rates used vary as a function of factors such as yield, credit quality and maturity which fall within a range between 2% -- 12% over the total portfolio. The fair values of equity securities are based on quoted market prices.

 MORTGAGE LOANS:  Estimated market values for commercial real estate loans are
 --------------
 generated using a discounted cash flow approach. Loans in good standing are discounted using interest rates determined by U.S. Treasury yields on December 31 and spreads implied by independent published surveys. The same is applied on new loans with similar characteristics. The amortizing features of all loans are incorporated in the valuation. Where data on option features is available, option values are determined using a binomial valuation method, and are incorporated into the mortgage valuation. Restructured loans are valued in the same manner; however, these are discounted at a greater spread to reflect increased risk.

 All residential loans are valued at their outstanding principal balances, which approximate their fair values.

 POLICY LOANS:  The carrying amounts reported in the balance sheets for these
 ------------
 financial instruments approximate their fair values.

 DERIVATIVE FINANCIAL INSTRUMENTS:  Fair values for on-balance-sheet derivative
 --------------------------------
 financial instruments (caps and floors) and off-balance-sheet derivative financial instruments (swaps) are based on broker/dealer valuations or on internal discounted cash flow pricing models taking into account current cash flow assumptions and the counterparties' credit standing.

--------------------------------------------------------------------------------

          Security Life of Denver Insurance Company and Subsidiaries

12. FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED)

 GUARANTEED INVESTMENT CONTRACTS:  The fair values of the Company's guaranteed
 -------------------------------
 investment contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

 OTHER INVESTMENT-TYPE INSURANCE CONTRACTS:  The fair values of the Company's
 -----------------------------------------
 deferred annuity contracts are estimated based on the cash surrender value. The carrying values of other liabilities, including immediate annuities, dividend accumulations, supplementary contracts without life contingencies and premium deposits, approximate their fair values.

 OFF-BALANCE-SHEET INSTRUMENTS:  The Company had synthetic guaranteed investment
 -----------------------------
 contract sales in the amounts of $1,000,000 and $55,780,000 in 1997 and 1996, respectively, to trustees of 401(k) plans. Pursuant to the terms of these contracts, the trustees own and retain the assets related to these contracts. Such assets had a value of $493,757,000 and $637,151,000 at December 31, 1997 and 1996, respectively. Under synthetic guaranteed investment contracts, the synthetic issuer may assume interest rate risk on individual plan participant initiated withdrawals from stable value options of 401(k) plans. Approximately 80% of the synthetic guaranteed investment contract book values are on a participating basis and have a credited interest rate reset mechanism which passes such interest rate risk to plan participants.

 LETTERS OF CREDIT
 -----------------

 The Company is the beneficiary of letters of credit totaling $175,367,000 which have a market value to the Company of $0 and two lines of credit totaling $225,484,000 which have a market value to the Company of $0 (see Note 14).

13. COMMITMENTS AND CONTINGENT LIABILITIES

The Company is a party to pending or threatened lawsuits arising from the normal conduct of its business. Due to the climate in insurance and business litigation, suits against the Company sometimes include substantial additional claims, consequential damages, punitive damages and other similar types of relief. While it is not possible to forecast the outcome of such litigation, it is the opinion of management that the disposition of such lawsuits will not have a material adverse effect on the Company's financial position or interfere with its operations.

--------------------------------------------------------------------------------

          Security Life of Denver Insurance Company and Subsidiaries

14. OTHER FINANCING ARRANGEMENTS

The Company has a $125,484,000 line of credit issued by the Company's parent to provide short-term liquidity. The Company has an additional non-affiliated line of credit of $100,000,000, also to provide short-term liquidity, which expires July 31, 1998. The amount of funds available under this line is reduced by borrowings of certain affiliates also party to the agreement. There were no outstanding borrowings under either of these agreements at December 31, 1997 or 1996. The average balance of short-term debt was $26.5 million during 1997.
The weighted average interest rate paid on this debt during 1997 was 5.71% (see
Note 12).

The Company is the beneficiary of letters of credit totaling $175,367,000 that were established in accordance with the terms of reinsurance agreements. The terms of the letters of credit provide for automatic renewal for the following year at December 31, unless otherwise canceled or terminated by either party to the financing. The letters were unused during both 1997 and 1996.

YEAR 2000 (UNAUDITED)

The Company has initiated a program to prepare the Company's computer systems and applications for the year 2000. This program includes all systems utilized by the Company as well as the systems of other companies that interface with the Company. The Company has completed an assessment and is in the process of modifying portions of its software so that its computer systems will function properly with respect to dates in the year 2000 and thereafter. The total Year 2000 project cost is estimated at approximately $8.5 million. To date the Company has incurred approximately $1 million, primarily for assessment of the Year 2000 issue and development of the modification plan. Accordingly, the Company does not expect the amounts required for this project to have a material effect on its financial position.

The project is estimated to be completed no later than June 1999, which is prior to any anticipated impact on its operating systems. The Company believes that with modifications to existing software, and conversions to new software, the Year 2000 will not pose significant operational problems for its computer systems. However, if such modifications and conversions are not made, or are not completed in a timely manner, it could have a material impact on the operations of the Company.

The Company has initiated formal communications and interface testing plans with all of its suppliers and customers to determine the extent to which its interface systems are vulnerable to those third parties' failure to have their systems Year 2000 compatible and will act accordingly to prevent operational disruptions.

--------------------------------------------------------------------------------

                        REPORT OF INDEPENDENT AUDITORS


Board of Directors and Stockholder
First ING Life Insurance Company of New York

We have audited the accompanying balance sheets of First ING Life Insurance Company of New York (a wholly-owned subsidiary of Security Life of Denver Insurance Company) as of December 31, 1997 and 1996, and for each of the three years in the period ended December 31, 1997, and have issued our report thereon dated April 10, 1998 (included elsewhere in this Registration Statement). Our audits also included the financial statement schedule listed in Item 23 of this Registration Statement. This schedule is the responsibility of the Company's management. Our responsibility is to express an opinion based on our audits.

In our opinion, the financial statement schedule referred to above, when considered in relation to the basic financial statements taken as a whole, presents fairly in all material respects the information set forth therein.



                                    ERNST & YOUNG LLP

Denver, Colorado
April 10, 1998

                                                                     SCHEDULE IV


           SECURITY LIFE OF DENVER INSURANCE COMPANY AND SUBSIDIARIES

                                  REINSURANCE

              For the Years Ended December 31, 1997, 1996 and 1995

                             (DOLLARS IN THOUSANDS)



                                                  Ceded       Assumed                     Percentage
                                    Gross       To Other     From Other       Net         of Amount
Description                         Amount      Companies    Companies       Amount     Assumed to Net
-----------                       -----------  -----------  ------------  ------------  ---------------
Year ended December 31, 1997:
   Life insurance in force (A)..  $38,712,402  $71,341,322  $152,867,839  $120,238,919             128%

   Premium income and other
       Considerations:

   Individual Life..............      295,706       96,839       444,602       643,469              69%
   Group and other..............       43,831       27,976         1,832        17,687              10%
                                  -----------  -----------  ------------  ------------
       Total....................      339,537      124,815       446,434       661,156              68%


Year ended December 31, 1996:
   Life insurance in force (A)..  $37,914,846  $48,740,400  $101,956,967  $ 91,131,413             112%

   Premium income and other
       Considerations:

   Individual Life..............      280,761       94,351       332,372       518,782              64%
   Group and other..............       39,520       23,529         1,479        17,470               8%
                                  -----------  -----------  ------------  ------------

       Total....................      320,281      117,880       333,851       536,252              62%


Year ended December 31, 1995:
   Life insurance in force (A)..  $35,147,167  $31,359,870  $ 74,763,208  $ 78,550,505              95%

   Premium income and other
       Considerations:

   Individual Life..............      290,114      101,364       321,262       510,012              63%
   Group and other..............       37,413       15,697           469        22,185               2%
                                  -----------  -----------  ------------  ------------

       Total....................      327,527      117,061       321,731       532,197              60%

--------------------------------------------------------------------------------

(A) Excludes face amount of life insurance in force assumed from or ceded to other unaffiliated companies under financial Reinsurance agreements with unaffiliated insurers generally in return for fees, as follows (in thousands):


                                                   1997                  1996                  1995
                                                   ----                  ----                  -----
       Assumed from other companies                $  0               $           0        $        0
       Ceded to other companies.............          0                  2,536,0047        19,071,586


These agreements have all terminated as of December 31, 1997

                                                                      SCHEDULE V


           SECURITY LIFE OF DENVER INSURANCE COMPANY AND SUBSIDIARIES

                       VALUATION AND QUALIFYING ACCOUNTS

              For the Years Ended December 31, 1997, 1996 and 1995

                             (DOLLARS IN THOUSANDS)



                                                              Additions
                                                   ---------------------------------          Balance at
                                         Beginning Charged to Costs  Charge to Other            End of
Description                              Of Period  and Expenses       Accounts     Deductions  Period
-----------                              ---------  ------------       --------     ----------  -------
 Year Ended December 31, 1997:
    Allowance for mortgage
          loans losses ..............     $ 4,568         $ 1,252                                 $ 5,820
    Allowance for doubtful accounts           697              46                                     743
    Accumulated depreciation on
          property and equipment.....      21,407           3,741                     $ 2,223      22,925
    Accumulated depreciation on
          real estate ...............         628              39                                     667




Year Ended December 31, 1996:
    Allowance for mortgage
          loans losses ..............     $ 2,726         $ 1,842                                 $ 4,568
    Allowance for doubtful accounts         3,222                                     $ 2,525         697
    Accumulated depreciation on
          property and equipment.....      19,556           3,807                       l,956      21,407
    Accumulated depreciation on
          real estate ...............         641              50                          63         628




Year Ended December 31, 1995:
    Allowance for mortgage
          loans losses ..............     $   670         $ 2,726                     $   670     $ 2,726
    Allowance for doubtful accounts         3,080             142                                   3,222
    Accumulated depreciation on
          property and equipment.....      15,938           3,763                         145      19,556
    Accumulated depreciation on
          real estate ...............         378             263                                     641


            Financial Statements

            Security Life Separate Account A1 of Security Life of Denver Insurance Company


            Year ended December 31, 1997
            with Report of Independent Auditors

--------------------------------------------------------------------------------

                       Security Life Separate Account A1

                              Financial Statements


                          Year ended December 31, 1997



                                    CONTENTS

Report of Independent Auditors........   48

Financial Statements

Statement of Net Assets...............   49
Statement of Operations...............   55
Statements of Changes in Net Assets...   61
Notes to Financial Statements.........   73

--------------------------------------------------------------------------------

                         Report of Independent Auditors

Contractholders
Security Life Separate Account A1 of
 Security Life of Denver Insurance Company

We have audited the accompanying statement of net assets of Security Life Separate Account A1 (comprising, respectively, the Neuberger & Berman Advisers Management Trust (comprising the Limited Maturity Bond, Growth, Government Income and Partners Divisions) ("N&B"), the Alger American Fund (comprising the American Small Capitalization, American MidCap Growth, American Growth and American Leveraged AllCap Divisions) ("Alger"), the Fidelity Variable Insurance Products Fund and Variable Insurance Products Fund II (comprising the Asset Manager, Growth, Overseas, Money Market and Index 500 Divisions) ("Fidelity"), the INVESCO Variable Investment Funds, Inc. (comprising the Total Return, Industrial Income, High Yield and Utilities Divisions) ("INVESCO") and Van Eck Worldwide Trust (comprising the Worldwide Balanced and Worldwide Hard Assets Divisions) ("Van Eck") Portfolios) as of December 31, 1997, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Security Life Separate Account A1 at December 31, 1997, and the results of its operations for the year then ended and changes in its net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles.

                                              ERNST & YOUNG LLP


April 13, 1998
Denver, Colorado

--------------------------------------------------------------------------------

                       Security Life Separate Account A1

                            Statement of Net Assets

                               December 31, 1997


                                               TOTAL
                                                ALL           TOTAL          TOTAL          TOTAL          TOTAL         TOTAL
                                             DIVISIONS         N&B           ALGER         FIDELITY       INVESCO       VAN ECK
                                        -----------------------------------------------------------------------------------------
ASSETS

Investments in mutual funds at
 market value; combined cost
 $91,143,075 (see Note C)                  $101,832,708    $16,461,643    $21,645,773    $39,304,133    $22,452,929    $1,968,230
                                        -----------------------------------------------------------------------------------------
Total assets                                101,832,708     16,461,643     21,645,773     39,304,133     22,452,929     1,968,230
                                        -----------------------------------------------------------------------------------------

LIABILITIES
Due to (from) Security Life of Denver           (79,204)        15,112         30,673       (151,626)        23,799         2,838
Due to (from) other divisions                         -         (3,103)       (33,663)        41,947         (5,181)            -
                                        -----------------------------------------------------------------------------------------
Total liabilities                               (79,204)        12,009         (2,990)      (109,679)        18,618         2,838
                                        -----------------------------------------------------------------------------------------

Net assets                                 $101,911,912    $16,449,634    $21,648,763    $39,413,812    $22,434,311    $1,965,392
                                        =========================================================================================

CONTRACT OWNER RESERVES
Reserves for redeemable annuity
 contracts (See Note B)                    $101,911,912    $16,449,634    $21,648,763    $39,413,812    $22,434,311    $1,965,392
                                        -----------------------------------------------------------------------------------------

TOTAL CONTRACT OWNER RESERVES              $101,911,912    $16,449,634    $21,648,763    $39,413,812    $22,434,311    $1,965,392
                                        =========================================================================================

See accompanying notes.

--------------------------------------------------------------------------------

                       Security Life Separate Account A1

                               December 31, 1997


                                                                              N&B
                                        ----------------------------------------------------------------------------
                                              TOTAL          LIMITED                      GOVERNMENT
                                               N&B        MATURITY BOND       GROWTH        INCOME        PARTNERS
                                        ----------------------------------------------------------------------------
ASSETS
Investments in mutual funds at
 market value                              $16,461,643       $2,874,484      $3,066,356      $477,131    $10,043,672
                                        ----------------------------------------------------------------------------
Total assets                                16,461,643        2,874,484       3,066,356       477,131     10,043,672
                                        ----------------------------------------------------------------------------

LIABILITIES
Due to (from) Security Life of Denver           15,112           (4,000)          4,307           694         14,111
Due to (from) other divisions                   (3,103)               -             335             -         (3,438)
                                        ----------------------------------------------------------------------------
Total liabilities                               12,009           (4,000)          4,642           694         10,673
                                        ----------------------------------------------------------------------------

Net assets                                 $16,449,634       $2,878,484      $3,061,714      $476,437    $10,032,999
                                        ============================================================================

CONTRACT OWNER RESERVES
Reserves for redeemable annuity
 contracts (See Note B)                    $16,449,634       $2,878,484      $3,061,714      $476,437    $10,032,999
                                        ----------------------------------------------------------------------------

TOTAL CONTRACT OWNER RESERVES              $16,449,634       $2,878,484      $3,061,714      $476,437    $10,032,999
                                        ============================================================================

Number of division units outstanding
 (See Note F)                                               257,388.684     181,151.566    41,289.281    461,640.407
                                                      ==============================================================

Value per divisional unit                                        $11.18          $16.90        $11.54         $21.73
                                                      ==============================================================

See accompanying notes.

--------------------------------------------------------------------------------

                       Security Life Separate Account A1

                               December 31, 1997


                                                                               ALGER
                                        --------------------------------------------------------------------------------
                                                             AMERICAN         AMERICAN                        AMERICAN
                                              TOTAL            SMALL           MIDCAP         AMERICAN       LEVERAGED
                                              ALGER       CAPITALIZATION       GROWTH          GROWTH          ALLCAP
                                        --------------------------------------------------------------------------------

ASSETS
Investments in mutual funds at
 market value                              $21,645,773        $6,806,115      $5,171,379      $6,331,836      $3,336,443
                                        --------------------------------------------------------------------------------
Total assets                                21,645,773         6,806,115       5,171,379       6,331,836       3,336,443
                                        --------------------------------------------------------------------------------

LIABILITIES
Due to (from) Security Life of Denver           30,673             9,669           7,288           8,954           4,762
Due to (from) other divisions                  (33,663)           (1,743)        (30,084)         (1,836)              -
                                        --------------------------------------------------------------------------------
Total liabilities                               (2,990)            7,926         (22,796)          7,118           4,762
                                        --------------------------------------------------------------------------------

Net assets                                 $21,648,763        $6,798,189      $5,194,175      $6,324,718      $3,331,681
                                        ================================================================================

CONTRACT OWNER RESERVES
Reserves for redeemable annuity
 contracts (See Note B)                    $21,648,763        $6,798,189      $5,194,175      $6,324,718      $3,331,681
                                        --------------------------------------------------------------------------------

TOTAL CONTRACT OWNER RESERVES              $21,648,763        $6,798,189      $5,194,175      $6,324,718      $3,331,681
                                        ================================================================================

Number of division units outstanding
 (See Note F)                                                415,536.860     287,715.601     381,816.079     173,762.478
                                                      ==================================================================

Value per divisional unit                                         $16.36          $18.05          $16.56          $19.17
                                                      ==================================================================

See accompanying notes.

--------------------------------------------------------------------------------

                       Security Life Separate Account A1

                               December 31, 1997


                                                                                    FIDELITY
                                        --------------------------------------------------------------------------------------------
                                              TOTAL           ASSET                                          MONEY
                                             FIDELITY        MANAGER         GROWTH         OVERSEAS        MARKET         INDEX 500
                                        --------------------------------------------------------------------------------------------

ASSETS

Investments in mutual funds at
 market value                              $39,304,133      $6,048,521      $9,456,330      $6,731,184     $6,762,225    $10,305,873

                                        --------------------------------------------------------------------------------------------

Total assets                                39,304,133       6,048,521       9,456,330       6,731,184      6,762,225     10,305,873

                                        --------------------------------------------------------------------------------------------


LIABILITIES
Due to (from) Security Life of Denver         (151,626)            154          13,479           9,726       (189,634)       14,649
Due to (from) other divisions                   41,947            (871)         (5,224)              -         51,894        (3,852)

                                        -------------------------------------------------------------------------------------------
Total liabilities                             (109,679)           (717)          8,255           9,726       (137,740)       10,797
                                        --------------------------------------------------------------------------------------------


Net assets                                 $39,413,812      $6,049,238      $9,448,075      $6,721,458     $6,899,965   $10,295,076
                                        ============================================================================================


CONTRACT OWNER RESERVES
Reserves for redeemable annuity
 contracts (See Note B)                    $39,413,812      $6,049,238      $9,448,075      $6,721,458     $6,899,965    $10,295,076

                                        --------------------------------------------------------------------------------------------


TOTAL CONTRACT OWNER RESERVES              $39,413,812      $6,049,238      $9,448,075      $6,721,458     $6,899,965    $10,295,076

                                        ============================================================================================


Number of division units outstanding
 (See Note F)                                              413,630.978     509,401.880     530,643.090    610,876.374    496,758.720

                                                      ==============================================================================


Value per divisional unit                                       $14.62          $18.55          $12.67         $11.30         $20.72

                                                      ==============================================================================


See accompanying notes.

--------------------------------------------------------------------------------

                       Security Life Separate Account A1

                               December 31, 1997


                                                                            INVESCO
                                        ----------------------------------------------------------------------------
                                              TOTAL          TOTAL        INDUSTRIAL
                                             INVESCO         RETURN         INCOME        HIGH YIELD      UTILITIES
                                        ----------------------------------------------------------------------------
ASSETS

Investments in mutual funds at
 market value                              $22,452,929    $5,181,321     $8,052,107      $5,882,869     $3,336,632
                                        --------------------------------------------------------------------------
Total assets                                22,452,929     5,181,321      8,052,107       5,882,869      3,336,632
                                        --------------------------------------------------------------------------

LIABILITIES
Due to (from) Security Life of Denver           23,799         7,408         11,461           8,478         (3,548)
Due to (from) other divisions                   (5,181)            -         (5,181)              -              -
                                        --------------------------------------------------------------------------
Total liabilities                               18,618         7,408          6,280           8,478         (3,548)
                                        --------------------------------------------------------------------------

Net assets                                 $22,434,311    $5,173,913     $8,045,827      $5,874,391     $3,340,180
                                        ==========================================================================

CONTRACT OWNER RESERVES
Reserves for redeemable annuity
 contracts (See Note B)                    $22,434,311    $5,173,913     $8,045,827      $5,874,391     $3,340,180
                                        --------------------------------------------------------------------------

TOTAL CONTRACT OWNER RESERVES              $22,434,311    $5,173,913     $8,045,827      $5,874,391     $3,340,180
                                        ==========================================================================

Number of division units outstanding
 (See Note F)                                            318,654,361    408,254,168     371,947,154    228,555,316
                                                      ============================================================

Value per divisional unit                                     $16.24         $19.71          $15.79         $14.61
                                                      ============================================================

See accompanying notes.

--------------------------------------------------------------------------------

                       Security Life Separate Account A1

                               December 31, 1997


                                                                        VAN ECK
                                        --------------------------------------------------------------------
                                                                                             WORLDWIDE
                                                  TOTAL               WORLDWIDE                 HARD
                                                 VAN ECK               BALANCED                ASSETS
                                        --------------------------------------------------------------------
ASSETS

Investments in mutual funds at
 market value                                $1,968,230               $1,028,041                   $940,189
                                        --------------------------------------------------------------------
Total assets                                  1,968,230                1,028,041                     940,189
                                        --------------------------------------------------------------------

LIABILITIES
Due to (from) Security Life of Denver             2,838                    1,493                       1,345
Due to (from) other divisions                         -                        -                           -
                                        --------------------------------------------------------------------
Total liabilities                                 2,838                    1,493                       1,345
                                        --------------------------------------------------------------------

Net assets                                   $1,965,392               $1,026,548                    $938,844
                                        ====================================================================
CONTRACT OWNER RESERVES
Reserves for redeemable annuity
 contracts (See Note B)                      $1,965,392               $1,026,548                    $938,844
                                        --------------------------------------------------------------------

TOTAL CONTRACT OWNER RESERVES                $1,965,392               $1,026,548                    $938,844
                                        ====================================================================

Number of division units outstanding
 (See Note F)                                                         87,130,936                  82,978,958
                                                              ==============================================

Value per divisional unit                                                 $11.78                      $11.31
                                                              ==============================================

See accompanying notes.

--------------------------------------------------------------------------------

                       Security Life Separate Account A1

                            Statement of Operations

                          Year Ended December 31, 1997


                                              TOTAL
                                               ALL         TOTAL        TOTAL        TOTAL        TOTAL        TOTAL
                                            DIVISIONS       N&B         ALGER       FIDELITY     INVESCO      VAN ECK
                                        -----------------------------------------------------------------------------

INVESTMENT INCOME
Dividends from mutual funds                $ 4,023,129   $  616,871   $  273,707   $1,705,614   $1,356,226   $ 70,711
Less:  Valuation period deductions
 (See Note B)                                1,288,186      195,816      260,609      533,320      265,310     33,131
                                        -----------------------------------------------------------------------------
Net investment income (loss)                 2,734,943      421,055       13,098    1,172,294    1,090,916     37,580
                                        -----------------------------------------------------------------------------

REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
 investments                                 1,882,165      306,757       10,679    1,099,000      414,884     50,845
Net unrealized gains (losses) on
 investments                                 8,146,123    1,516,929    2,037,220    2,749,616    1,855,171    (12,813)
                                         ----------------------------------------------------------------------------

Net realized and unrealized gains
       (losses) on investments              10,028,288    1,823,686    2,047,899    3,848,616    2,270,055     38,032
                                        -----------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM OPERATIONS        $12,763,231   $2,244,741   $2,060,997   $5,020,910   $3,360,971   $ 75,612
                                        =============================================================================

See accompanying notes.

--------------------------------------------------------------------------------

                       Security Life Separate Account A1

                          Year Ended December 31, 1997


                                                                         N&B
                                        -------------------------------------------------------------------
                                             TOTAL         LIMITED                  GOVERNMENT
                                              N&B       MATURITY BOND     GROWTH      INCOME      PARTNERS
                                        -------------------------------------------------------------------

INVESTMENT INCOME
Dividends from mutual funds                $  616,871        $208,265    $174,901      $35,934   $  197,771
Less:  Valuation period deductions
 (See Note B)                                 195,816          50,382      37,699       10,557       97,178
                                        -------------------------------------------------------------------
Net investment income (loss)                  421,055         157,883     137,202       25,377      100,593
                                        -------------------------------------------------------------------

REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
 investments                                  306,757          41,035      48,854       19,662      197,206
Net unrealized gains (losses) on
 investments                                1,516,929         (33,093)    363,711        4,386    1,181,925
                                        -------------------------------------------------------------------

Net realized and unrealized gains
       (losses) on investments              1,823,686           7,942     412,565       24,048    1,379,131
                                        -------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM OPERATIONS        $2,244,741        $165,825    $549,767      $49,425   $1,479,724
                                        ===================================================================

See accompanying notes.

--------------------------------------------------------------------------------

                       Security Life Separate Account A1

                          Year Ended December 31, 1997


                                                                         ALGER
                                        -------------------------------------------------------------------
                                                           AMERICAN       AMERICAN                 AMERICAN
                                             TOTAL           SMALL         MIDCAP     AMERICAN    LEVERAGED
                                             ALGER      CAPITALIZATION     GROWTH      GROWTH       ALLCAP
                                        -------------------------------------------------------------------

INVESTMENT INCOME
Dividends from mutual funds                $  273,707        $ 177,127    $ 60,412    $ 36,168    $       -

Less:  Valuation period deductions
 (See Note B)                                 260,609           85,778      65,988      67,670       41,173
                                        -------------------------------------------------------------------
Net investment income (loss)                   13,098           91,349      (5,576)    (31,502)     (41,173)
                                        -------------------------------------------------------------------

REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
 investments                                   10,679         (190,946)     85,687      63,982       51,956
Net unrealized gains (losses) on
 investments                                2,037,220          442,646     450,685     767,310      376,579
                                        -------------------------------------------------------------------
 Net realized and unrealized gains
  (losses) on investments                   2,047,899          251,700     536,372     831,292      428,535
                                        -------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM OPERATIONS          $2,060,997        $ 343,049    $530,796    $799,790     $387,362
                                        ===================================================================

See accompanying notes.

--------------------------------------------------------------------------------

                       Security Life Separate Account A1

                          Year Ended December 31, 1997


                                                                          FIDELITY
                                        -------------------------------------------------------------------------
                                             TOTAL       ASSET                               MONEY
                                            FIDELITY    MANAGER      GROWTH     OVERSEAS     MARKET    INDEX 500
                                        -------------------------------------------------------------------------
INVESTMENT INCOME

Dividends from mutual funds                $1,705,614   $373,139   $  229,776   $422,432    $474,829   $  205,438
Less:  Valuation period deductions
 (See Note B)                                 533,320     65,359      115,741     90,639     135,705      125,876
                                        -------------------------------------------------------------------------
Net investment income (loss)                1,172,294    307,780      114,035    331,793     339,124       79,562
                                        -------------------------------------------------------------------------

REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
 investments                                1,099,000     62,202      246,757    178,975           -      611,066
Net unrealized gains (losses) on
 investments                                2,749,616    328,750    1,078,781    (82,460)          -    1,424,545
                                         ------------------------------------------------------------------------

Net realized and unrealized gains
       (losses) on investments              3,848,616    390,952    1,325,538     96,515           -    2,035,611
                                        -------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM OPERATIONS        $5,020,910   $698,732   $1,439,573   $428,308    $339,124   $2,115,173
                                        =========================================================================

See accompanying notes.

--------------------------------------------------------------------------------

                       Security Life Separate Account A1

                          Year Ended December 31, 1997


                                                                     INVESCO
                                        --------------------------------------------------------------
                                             TOTAL       TOTAL     INDUSTRIAL
                                            INVESCO      RETURN      INCOME     HIGH YIELD   UTILITIES
                                        --------------------------------------------------------------

INVESTMENT INCOME
Dividends from mutual funds                $1,356,226   $133,272   $  567,926     $578,527    $ 76,501
Less:  Valuation period deductions
 (See Note B)                                 265,310     60,366       92,358       71,181      41,405
                                        --------------------------------------------------------------
Net investment income (loss)                1,090,916     72,906      475,568      507,346      35,096
                                        --------------------------------------------------------------

REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
 investments                                  414,884     75,286      159,424      107,313      72,861
Net unrealized gains (losses) on
 investments                                1,855,171    582,044      748,446       60,308     464,373
                                         -------------------------------------------------------------
 Net realized and unrealized gains
       (losses) on investments              2,270,055    657,330      907,870      167,621     537,234
                                        --------------------------------------------------------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM OPERATIONS        $3,360,971   $730,236   $1,383,438     $674,967    $572,330
                                        ==============================================================

See accompanying notes.

--------------------------------------------------------------------------------

                       Security Life Separate Account A1

                          Year Ended December 31, 1997


                                                                        VAN ECK
                                        --------------------------------------------------------------------
                                                                                              WORLDWIDE
                                                   TOTAL                WORLDWIDE                HARD
                                                  VAN ECK               BALANCED                ASSETS
                                        ---------------------------------------------------------------

INVESTMENT INCOME
Dividends from mutual funds                       $ 70,711                $22,351              $ 48,360
Less:  Valuation period deductions
 (See Note B)                                       33,131                 16,609                16,522
                                        ---------------------------------------------------------------
Net investment income (loss)                        37,580                  5,742                31,838
                                        ---------------------------------------------------------------

REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
 investments                                        50,845                 27,192                23,653
Net unrealized gains (losses) on
 investments                                       (12,813)                57,466               (70,279)
                                         --------------------------------------------------------------

Net realized and unrealized gains
       (losses) on investments                      38,032                 84,658               (46,626)
                                        ---------------------------------------------------------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM OPERATIONS               $ 75,612                $90,400              $(14,788)
                                        ===============================================================

See accompanying notes.

--------------------------------------------------------------------------------

                       Security Life Separate Account A1

                       Statement of Changes in Net Assets

                          Year Ended December 31, 1997


                                               TOTAL
                                                ALL           TOTAL          TOTAL           TOTAL          TOTAL          TOTAL
                                             DIVISIONS         N&B           ALGER         FIDELITY        INVESCO        VAN ECK
                                        ------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)               $  2,734,943    $   421,055    $    13,098    $  1,172,294    $ 1,090,916    $   37,580
Net realized gains (losses) on
 investments                                  1,882,165        306,757         10,679       1,099,000        414,884        50,845
Net unrealized gains (losses) on
 investments                                  8,146,123      1,516,929      2,037,220       2,749,616      1,855,171       (12,813)
                                        ------------------------------------------------------------------------------------------
Increase (decrease) in net assets from
 operations                                  12,763,231      2,244,741      2,060,997       5,020,910      3,360,971        75,612
                                        ------------------------------------------------------------------------------------------

CHANGES FROM PRINCIPAL
 TRANSACTIONS
Contract purchase payments                   26,530,254      3,110,586      2,405,178      19,010,508      1,839,758       164,224
Administrative charges                          (21,601)        (2,918)        (5,450)         (9,599)        (3,044)         (590)
Benefit payments                               (354,204)       (39,054)       (27,556)       (267,678)       (17,349)       (2,567)
Surrenders and withdrawals                   (4,268,639)      (508,934)      (621,163)     (2,445,551)      (638,051)      (54,940)
Net transfers among divisions
 (including the guaranteed interest
 division in the general account)                65,520      2,720,421      4,868,152     (11,332,937)     3,976,675      (166,791)
Other                                            98,314         11,707          7,633          69,418          7,527         2,029
                                        ------------------------------------------------------------------------------------------
Increase (decrease) from principal
 transactions                                22,049,644      5,291,808      6,626,794       5,024,161      5,165,516       (58,635)
                                        ------------------------------------------------------------------------------------------

Total increase (decrease) in net
 assets                                      34,812,875      7,536,549      8,687,791      10,045,071      8,526,487        16,977

Net assets at beginning of year              67,099,037      8,913,085     12,960,972      29,368,741     13,907,824     1,948,415
                                        ------------------------------------------------------------------------------------------

Net assets at end of year                  $101,911,912    $16,449,634    $21,648,763    $ 39,413,812    $22,434,311    $1,965,392
                                        ==========================================================================================

See accompanying notes.

--------------------------------------------------------------------------------

                       Security Life Separate Account A1

                          Year Ended December 31, 1997


                                                                             N&B
                                        --------------------------------------------------------------------------
                                              TOTAL          LIMITED                     GOVERNMENT
                                               N&B        MATURITY BOND      GROWTH        INCOME        PARTNERS
                                        --------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)               $   421,055       $  157,883    $  137,202     $  25,377    $   100,593
Net realized gains (losses) on
 investments                                   306,757           41,035        48,854        19,662        197,206
Net unrealized gains (losses) on
 investments                                 1,516,929          (33,093)      363,711         4,386      1,181,925
                                        --------------------------------------------------------------------------
Increase (decrease) in net assets from
 operations                                  2,244,741          165,825       549,767        49,425      1,479,724
                                        --------------------------------------------------------------------------

CHANGES FROM PRINCIPAL
 TRANSACTIONS
Contract purchase payments                   3,110,586          695,425       357,973        32,355      2,024,833
Administrative charges                          (2,918)            (375)         (871)         (153)        (1,519)
Benefit payments                               (39,054)         (12,654)      (15,132)            -        (11,268)
Surrenders and withdrawals                    (508,934)        (114,571)      (94,392)      (53,366)      (246,605)
Net transfers among divisions
 (including the guaranteed interest
 division in the general account)            2,720,421         (925,750)      341,615      (209,027)     3,513,583
Other                                           11,707              376         1,167        (1,033)        11,197
                                        --------------------------------------------------------------------------
Increase (decrease) from principal
 transactions                                5,291,808         (357,549)      590,360      (231,224)     5,290,221
                                        --------------------------------------------------------------------------

Total increase (decrease) in net
 assets                                      7,536,549         (191,724)    1,140,127      (181,799)     6,769,945

Net assets at beginning of year              8,913,085        3,070,208     1,921,587       658,236      3,263,054
                                        --------------------------------------------------------------------------

Net assets at end of year                  $16,449,634       $2,878,484    $3,061,714     $ 476,437    $10,032,999
                                        ==========================================================================

See accompanying notes.

--------------------------------------------------------------------------------

                       Security Life Separate Account A1

                          Year Ended December 31, 1997


                                                                            ALGER
                                        --------------------------------------------------------------------------
                                                             AMERICAN        AMERICAN                    AMERICAN
                                              TOTAL            SMALL          MIDCAP       AMERICAN      LEVERAGED
                                              ALGER       CAPITALIZATION      GROWTH        GROWTH        ALLCAP
                                        --------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)               $    13,098        $   91,349    $   (5,576)   $  (31,502)   $  (41,173)
Net realized gains (losses) on
 investments                                    10,679          (190,946)       85,687        63,982        51,956
Net unrealized gains (losses) on
 investments                                 2,037,220           442,646       450,685       767,310       376,579
                                        --------------------------------------------------------------------------
Increase (decrease) in net assets from
 operations                                  2,060,997           343,049       530,796       799,790       387,362
                                        --------------------------------------------------------------------------

CHANGES FROM PRINCIPAL
 TRANSACTIONS
Contract purchase payments                   2,405,178           510,441       419,897     1,293,978       180,862
Administrative charges                          (5,450)           (1,522)       (1,406)       (1,470)       (1,052)
Benefit payments                               (27,556)          (12,955)      (14,601)            -             -
Surrenders and withdrawals                    (621,163)         (173,242)     (186,399)     (165,085)      (96,437)
Net transfers among divisions
 (including the guaranteed interest
 division in the general account)            4,868,152           844,740     1,150,007     1,642,126     1,231,279
Other                                            7,633            10,252        (8,746)          187         5,940
                                        --------------------------------------------------------------------------
Increase (decrease) from principal
 transactions                                6,626,794         1,177,714     1,358,752     2,769,736     1,320,592
                                        --------------------------------------------------------------------------

Total increase (decrease) in net
 assets                                      8,687,791         1,520,763     1,889,548     3,569,526     1,707,954

Net assets at beginning of year             12,960,972         5,277,426     3,304,627     2,755,192     1,623,727
                                        --------------------------------------------------------------------------

Net assets at end of year                  $21,648,763        $6,798,189    $5,194,175    $6,324,718    $3,331,681
                                        ==========================================================================

See accompanying notes.

--------------------------------------------------------------------------------

                       Security Life Separate Account A1

                          Year Ended December 31, 1997


                                                                                  FIDELITY
                                        ----------------------------------------------------------------------------------------
                                               TOTAL          ASSET                                      MONEY
                                             FIDELITY        MANAGER       GROWTH       OVERSEAS        MARKET        INDEX 500
                                        ----------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)               $  1,172,294    $  307,780    $  114,035    $  331,793    $    339,124    $    79,562
Net realized gains (losses) on
 investments                                  1,099,000        62,202       246,757       178,975               -        611,066
Net unrealized gains (losses) on
 investments                                  2,749,616       328,750     1,078,781       (82,460)              -      1,424,545
                                        ----------------------------------------------------------------------------------------
Increase (decrease) in net assets from
 operations                                   5,020,910       698,732     1,439,573       428,308         339,124      2,115,173
                                        ----------------------------------------------------------------------------------------

CHANGES FROM PRINCIPAL
 TRANSACTIONS
Contract purchase payments                   19,010,508       595,923     1,103,322       987,472      14,933,516      1,390,275
Administrative charges                           (9,599)       (1,226)       (2,523)       (1,117)         (1,914)        (2,819)
Benefit payments                               (267,678)      (39,936)      (64,305)      (57,424)        (19,642)       (86,371)
Surrenders and withdrawals                   (2,445,551)     (119,508)     (669,627)     (219,543)       (964,672)      (472,201)
Net transfers among divisions
 (including the guaranteed interest
 division in the general account)           (11,332,937)    1,769,020     1,705,657       768,517     (17,357,920)     1,781,789
Other                                            69,418         9,033        38,975           282         (11,941)        33,069
                                        ----------------------------------------------------------------------------------------
Increase (decrease) from principal
 transactions                                 5,024,161     2,213,306     2,111,499     1,478,187      (3,422,573)     2,643,742
                                        ----------------------------------------------------------------------------------------

Total increase (decrease) in net
 assets                                      10,045,071     2,912,038     3,551,072     1,906,495      (3,083,449)     4,758,915

Net assets at beginning of year              29,368,741     3,137,200     5,897,003     4,814,963       9,983,414      5,536,161
                                        ----------------------------------------------------------------------------------------

Net assets at end of year                  $ 39,413,812    $6,049,238    $9,448,075    $6,721,458    $  6,899,965    $10,295,076
                                        ========================================================================================

See accompanying notes.

--------------------------------------------------------------------------------

                       Security Life Separate Account A1

                          Year Ended December 31, 1997


                                                                         INVESCO
                                        ----------------------------------------------------------------------
                                              TOTAL         TOTAL       INDUSTRIAL
                                             INVESCO        RETURN        INCOME      HIGH YIELD     UTILITIES
                                        ----------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)               $ 1,090,916    $   72,906    $  475,568    $  507,346    $   35,096
Net realized gains (losses) on
 investments                                   414,884        75,286       159,424       107,313        72,861
Net unrealized gains (losses) on
 investments                                 1,855,171       582,044       748,446        60,308       464,373
                                        ----------------------------------------------------------------------
Increase (decrease) in net assets from
 operations                                  3,360,971       730,236     1,383,438       674,967       572,330
                                        ----------------------------------------------------------------------

CHANGES FROM PRINCIPAL
 TRANSACTIONS
Contract purchase payments                   1,839,758       796,656       649,652       309,341        84,109
Administrative charges                          (3,044)         (776)       (1,259)         (541)         (468)
Benefit payments                               (17,349)       (6,498)      (10,851)            -             -
Surrenders and withdrawals                    (638,051)      (75,427)     (235,870)     (189,555)     (137,199)
Net transfers among divisions
 (including the guaranteed interest
 division in the general account)            3,976,675       656,809     1,664,429     1,246,352       409,085
Other                                            7,527         2,834           281         2,769         1,643
                                        ----------------------------------------------------------------------
Increase (decrease) from principal
 transactions                                5,165,516     1,373,598     2,066,382     1,368,366       357,170
                                        ----------------------------------------------------------------------

Total increase (decrease) in net
 assets                                      8,526,487     2,103,834     3,449,820     2,043,333       929,500

Net assets at beginning of year             13,907,824     3,070,079     4,596,007     3,831,058     2,410,680
                                        ----------------------------------------------------------------------

Net assets at end of year                  $22,434,311    $5,173,913    $8,045,827    $5,874,391    $3,340,180
                                        ======================================================================

See accompanying notes.

--------------------------------------------------------------------------------

                       Security Life Separate Account A1

                          Year Ended December 31, 1997


                                                                         VAN ECK
                                        ---------------------------------------------------------------------
                                                                                               WORLDWIDE
                                                  TOTAL                WORLDWIDE                 HARD
                                                 VAN ECK                BALANCED                ASSETS
                                        ---------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)                  $   37,580             $    5,742              $   31,838
Net realized gains (losses) on
 investments                                      50,845                  27,192                 23,653
Net unrealized gains (losses) on
 investments                                     (12,813)                 57,466                (70,279)
                                        ---------------------------------------------------------------------
Increase (decrease) in net assets from
 operations                                       75,612                  90,400                (14,788)
                                        ---------------------------------------------------------------------

CHANGES FROM PRINCIPAL
 TRANSACTIONS
Contract purchase payments                       164,224                  77,963                 86,261
Administrative charges                              (590)                   (284)                  (306)
Benefit payments                                  (2,567)                 (2,567)                    -
Surrenders and withdrawals                       (54,940)                (18,435)               (36,505)
Net transfers among divisions
 (including the guaranteed interest
 division in the general account)               (166,791)                (62,522)              (104,269)
Other                                              2,029                   1,800                    229
                                        ---------------------------------------------------------------------
Increase (decrease) from principal
 transactions                                    (58,635)                 (4,045)               (54,590)
                                        ---------------------------------------------------------------------

Total increase (decrease) in net
 assets                                           16,977                  86,355                (69,378)

Net assets at beginning of year                1,948,415                 940,193              1,008,222
                                        ---------------------------------------------------------------------

Net assets at end of year                     $1,965,392              $1,026,548             $  938,844
                                        =====================================================================

See accompanying notes.

--------------------------------------------------------------------------------

                       Security Life Separate Account A1

                       Statement of Changes in Net Assets

                          Year Ended December 31, 1996


                                              TOTAL
                                               ALL           TOTAL         TOTAL           TOTAL          TOTAL          TOTAL
                                            DIVISIONS         N&B          ALGER         FIDELITY        INVESCO        VAN ECK
                                        ----------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)               $ 1,346,784    $  409,749    $   (24,548)   $    297,370    $   673,261    $   (9,048)
Net realized gains (losses) on
 investments                                   249,385      (282,697)       241,717         129,386        132,183        28,796
Net unrealized gains (losses) on
 investments                                 2,280,056       386,576        188,595       1,247,734        365,750        91,401
                                        ----------------------------------------------------------------------------------------
Increase in net assets from
 operations                                  3,876,225       513,628        405,764       1,674,490      1,171,194       111,149
                                        ----------------------------------------------------------------------------------------

CHANGES FROM PRINCIPAL
 TRANSACTIONS
Contract purchase payments                  45,593,592     3,103,422      5,705,739      32,867,221      3,482,261       434,949
Administrative charges                          (4,805)         (668)        (1,121)         (2,284)          (579)         (153)
Benefit payments                               (73,051)      (32,701)       (10,631)        (16,286)        (5,472)       (7,961)
Surrenders and withdrawals                  (1,070,304)     (234,213)      (223,811)       (441,253)      (155,835)      (15,192)
Net transfers among divisions
 (including the guaranteed interest
 division in the general account)                  491      (818,074)     3,820,402     (10,875,570)     6,667,323     1,206,410
Other                                          (25,821)      (12,712)        (5,565)         (8,533)           316           673
                                        ----------------------------------------------------------------------------------------
Increase (decrease) from principal
 transactions                               44,420,102     2,005,054      9,285,013      21,523,295      9,988,014     1,618,726
                                        ----------------------------------------------------------------------------------------

Total increase (decrease) in net
 assets                                     48,296,327     2,518,682      9,690,777      23,197,785     11,159,208     1,729,875

Net assets at beginning of year             18,802,710     6,394,403      3,270,195       6,170,956      2,748,616       218,540
                                        ----------------------------------------------------------------------------------------

Net assets at end of year                  $67,099,037    $8,913,085    $12,960,972    $ 29,368,741    $13,907,824    $1,948,415
                                        ========================================================================================

See accompanying notes.

--------------------------------------------------------------------------------

                       Security Life Separate Account A1

                          Year Ended December 31, 1996


                                                                           N&B
                                        ----------------------------------------------------------------------
                                              TOTAL         LIMITED                                 GOVERNMENT
                                               N&B       MATURITY BOND      GROWTH       INCOME      PARTNERS
                                        ----------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)               $  409,749      $   381,453    $   26,507    $  2,393    $     (604)
Net realized gains (losses) on
 investments                                 (282,697)        (273,831)      (47,382)     (4,839)       43,355
Net unrealized gains (losses) on
 investments                                  386,576          (53,506)       75,841      19,442       344,799
                                        ----------------------------------------------------------------------
Increase in net assets from
 operations                                   513,628           54,116        54,966      16,996       387,550
                                        ----------------------------------------------------------------------

CHANGES FROM PRINCIPAL
 TRANSACTIONS
Contract purchase payments                  3,103,422          775,080       852,082     284,980     1,191,280
Administrative charges                           (668)            (200)         (244)        (24)         (200)
Benefit payments                              (32,701)          (9,654)            -      (9,423)      (13,624)
Surrenders and withdrawals                   (234,213)        (125,774)      (32,841)     (7,552)      (68,046)
Net transfers among divisions
 (including the guaranteed interest
 division in the general account)            (818,074)      (3,444,983)      875,871     228,842     1,522,196
Other                                         (12,712)         (13,266)         (962)        303         1,213
                                        ----------------------------------------------------------------------
Increase (decrease) from principal
 transactions                               2,005,054       (2,818,797)    1,693,906     497,126     2,632,819
                                        ----------------------------------------------------------------------

Total increase (decrease) in net
 assets                                     2,518,682       (2,764,681)    1,748,872     514,122     3,020,369

Net assets at beginning of year             6,394,403        5,834,889       172,715     144,114       242,685
                                        ----------------------------------------------------------------------

Net assets at end of year                  $8,913,085      $ 3,070,208    $1,921,587    $658,236    $3,263,054
                                        ======================================================================

See accompanying notes.

--------------------------------------------------------------------------------

                       Security Life Separate Account A1

                          Year Ended December 31, 1996


                                                                            ALGER
                                        --------------------------------------------------------------------------
                                                             AMERICAN        AMERICAN                    AMERICAN
                                              TOTAL            SMALL          MIDCAP       AMERICAN      LEVERAGED
                                              ALGER       CAPITALIZATION      GROWTH        GROWTH        ALLCAP
                                        --------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)               $   (24,548)       $  (48,111)   $    5,616    $   26,385    $   (8,438)
Net realized gains (losses) on
 investments                                   241,717            89,528        55,044        57,743        39,402
Net unrealized gains (losses) on
 investments                                   188,595           (39,219)       71,238       131,641        24,935
                                        --------------------------------------------------------------------------
Increase in net assets from
 operations                                    405,764             2,198       131,898       215,769        55,899
                                        --------------------------------------------------------------------------

CHANGES FROM PRINCIPAL
 TRANSACTIONS
Contract purchase payments                   5,705,739         2,214,204     1,400,655     1,552,491       538,389
Administrative charges                          (1,121)             (364)         (307)         (269)         (181)
Benefit payments                               (10,631)                -             -       (10,631)            -
Surrenders and withdrawals                    (223,811)          (61,804)      (23,510)      (30,802)     (107,695)
Net transfers among divisions
 (including the guaranteed interest
 division in the general account)            3,820,402         1,538,980     1,142,942       303,666       834,814
Other                                           (5,565)           (1,125)       (1,914)         (858)       (1,668)
                                        --------------------------------------------------------------------------
Increase (decrease) from principal
 transactions                                9,285,013         3,689,891     2,517,866     1,813,597     1,263,659
                                        --------------------------------------------------------------------------

Total increase (decrease) in net
 assets                                      9,690,777         3,692,089     2,649,764     2,029,366     1,319,558

Net assets at beginning of year              3,270,195         1,585,337       654,863       725,826       304,169
                                        --------------------------------------------------------------------------

Net assets at end of year                  $12,960,972        $5,277,426    $3,304,627    $2,755,192    $1,623,727
                                        ==========================================================================

See accompanying notes.

--------------------------------------------------------------------------------

                       Security Life Separate Account A1

                          Year Ended December 31, 1996


                                                                                 FIDELITY
                                        ---------------------------------------------------------------------------------------
                                               TOTAL          ASSET                                      MONEY
                                             FIDELITY        MANAGER       GROWTH       OVERSEAS        MARKET        INDEX 500
                                        ---------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)               $    297,370    $   32,016    $   47,914    $  (14,948)   $    231,080    $    1,308
Net realized gains (losses) on
 investments                                    129,386        40,989         1,066        38,567               -        48,764
Net unrealized gains (losses) on
 investments                                  1,247,734       184,003       308,218       304,189               -       451,324
                                        ---------------------------------------------------------------------------------------
Increase in net assets from
 operations                                   1,674,490       257,008       357,198       327,808         231,080       501,396
                                        ---------------------------------------------------------------------------------------

CHANGES FROM PRINCIPAL
 TRANSACTIONS
Contract purchase payments                   32,867,221     1,610,002     2,297,607     1,319,754      25,791,063     1,848,795
Administrative charges                           (2,284)         (227)         (698)         (238)           (656)         (465)
Benefit payments                                (16,286)      (16,286)            -             -               -             -
Surrenders and withdrawals                     (441,253)      (52,166)      (47,221)      (50,070)       (239,360)      (52,436)
Net transfers among divisions
 (including the guaranteed interest
 division in the general account)           (10,875,570)      661,458     2,055,158     2,273,553     (18,514,364)    2,648,625
Other                                            (8,533)          136        (2,580)         (249)         (5,444)         (396)
                                        ---------------------------------------------------------------------------------------
Increase (decrease) from principal
 transactions                                21,523,295     2,202,917     4,302,266     3,542,750       7,031,239     4,444,123
                                        ---------------------------------------------------------------------------------------

Total increase (decrease) in net
 assets                                      23,197,785     2,459,925     4,659,464     3,870,558       7,262,319     4,945,519

Net assets at beginning of year               6,170,956       677,275     1,237,539       944,405       2,721,095       590,642
                                        ---------------------------------------------------------------------------------------

Net assets at end of year                  $ 29,368,741    $3,137,200    $5,897,003    $4,814,963    $  9,983,414    $5,536,161
                                        =======================================================================================

See accompanying notes.

--------------------------------------------------------------------------------

                       Security Life Separate Account A1

                          Year Ended December 31, 1996


                                                                         INVESCO
                                        ----------------------------------------------------------------------
                                              TOTAL          TOTAL      INDUSTRIAL
                                             INVESCO        RETURN        INCOME      HIGH YIELD     UTILITIES
                                        ----------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)               $   673,261    $   63,030    $  272,811    $  296,378    $   41,042
Net realized gains (losses) on
 investments                                   132,183        16,548        76,264        26,819        12,552
Net unrealized gains (losses) on
 investments                                   365,750       133,324       185,477       (14,895)       61,844
                                        ----------------------------------------------------------------------
Increase in net assets from
 operations                                  1,171,194       212,902       534,552       308,302       115,438
                                        ----------------------------------------------------------------------

CHANGES FROM PRINCIPAL
 TRANSACTIONS
Contract purchase payments                   3,482,261       882,507     1,030,329       934,353       635,072
Administrative charges                            (579)         (161)         (259)          (87)          (72)
Benefit payments                                (5,472)            -             -        (5,472)            -
Surrenders and withdrawals                    (155,835)      (22,554)      (70,552)      (55,987)       (6,742)
Net transfers among divisions
 (including the guaranteed interest
 division in the general account)            6,667,323     1,195,393     2,048,163     1,998,119     1,425,648
Other                                              316            24           155           345          (208)
                                        ----------------------------------------------------------------------
Increase (decrease) from principal
 transactions                                9,988,014     2,055,209     3,007,836     2,871,271     2,053,698
                                        ----------------------------------------------------------------------

Total increase (decrease) in net
 assets                                     11,159,208     2,268,111     3,542,388     3,179,573     2,169,136

Net assets at beginning of year              2,748,616       801,968     1,053,619       651,485       241,544
                                        ----------------------------------------------------------------------

Net assets at end of year                  $13,907,824    $3,070,079    $4,596,007    $3,831,058    $2,410,680
                                        ======================================================================

See accompanying notes.

--------------------------------------------------------------------------------

                       Security Life Separate Account A1

                          Year Ended December 31, 1996


                                                                        VAN ECK
                                        --------------------------------------------------------------------
                                                                                              WORLDWIDE
                                                  TOTAL                WORLDWIDE                 HARD
                                                 VAN ECK                BALANCED                ASSETS
                                        --------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)                        $   (9,048)             $ (9,814)            $      766
Net realized gains (losses) on
 investments                                            28,796                 20,242                 8,554
Net unrealized gains (losses) on
 investments                                            91,401                 63,266                 28,135
                                        --------------------------------------------------------------------
Increase in net assets from
 operations                                            111,149                 73,694                 37,455
                                        --------------------------------------------------------------------

CHANGES FROM PRINCIPAL
 TRANSACTIONS
Contract purchase payments                             434,949                366,629                 68,320
Administrative charges                                    (153)                   (61)                   (92)
Benefit payments                                        (7,961)                (7,961)                     -
Surrenders and withdrawals                             (15,192)                (7,693)                (7,499)
Net transfers among divisions
 (including the guaranteed interest
 division in the general account)                    1,206,410                370,673                835,737
Other                                                      673                   (173)                   846
                                        --------------------------------------------------------------------
Increase (decrease) from principal
 transactions                                        1,618,726                721,414                897,312
                                        --------------------------------------------------------------------

Total increase (decrease) in net
 assets                                              1,729,875                795,108                934,767

Net assets at beginning of year                        218,540                145,085                 73,455
                                        --------------------------------------------------------------------

Net assets at end of year                           $1,948,415               $940,193             $1,008,222
                                        ====================================================================

See accompanying notes.

--------------------------------------------------------------------------------

                       Security Life Separate Account A1

                         Notes to Financial Statements

                               December 31, 1997

NOTE A. ORGANIZATION

Security Life Separate Account A1 (the "Separate Account") was established by resolution of the Board of Directors of Security Life of Denver Insurance Company (the "Company") on November 3, 1993. The Separate Account is organized as a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940.

The Separate Account supports the operations of the Exchequer Variable Annuity ("Exchequer") contracts offered by the Company. The Separate Account may be used to support other variable annuity contracts as they are offered by the Company. The assets of the Separate Account are the property of the Company. However, the portion of the Separate Account's assets attributable to the contracts will not be charged with liabilities arising out of any other operations of the Company.

As of December 31, 1997, the Separate Account consisted of nineteen investment divisions available to the contractholders, each of which invests in an independently managed mutual fund portfolio ("Fund"). The Funds are as follows:

PORTFOLIO MANAGERS/PORTFOLIOS (FUNDS)

Neuberger & Berman Management Incorporated (N&B)
 Neuberger & Berman Limited Maturity Bond Portfolio
 Neuberger & Berman Growth Portfolio
 Neuberger & Berman Partners Portfolio

Fred Alger Management, Inc.
 (Alger)
 Alger American Small Capitalization Portfolio
 Alger American MidCap Growth Portfolio
 Alger American Growth Portfolio
 Alger American Leveraged AllCap Portfolio

Fidelity Management & Research Company (Fidelity)
 Fidelity Investments VIP II Asset Manager Portfolio
 Fidelity Investments VIP Growth Portfolio
 Fidelity Investments VIP Overseas Portfolio
 Fidelity Investments VIP Money Market Portfolio
 Fidelity Investments VIP II Index 500 Portfolio

--------------------------------------------------------------------------------

INVESCO Funds Group, Inc. (INVESCO)
 INVESCO VIF Total Return Portfolio
 INVESCO VIF Industrial Income Portfolio
 INVESCO VIF High Yield Portfolio
 INVESCO VIF Utilities Portfolio

Van Eck Associates Corporation (Van Eck)
 Van Eck Worldwide Hard Assets (formerly known as the
  Van Eck Gold and Natural Resources Portfolio)
 Van Eck Worldwide Emerging Markets Fund*

AIM Advisors, Inc. (AIM)
 AIM VI--Government Securities*

Effective May 1, 1997, the Divisions of the Separate Account investing in the Neuberger & Berman Government Income Portfolio and the Van Eck Worldwide Balanced Portfolio stopped accepting new investments. The Company and the fund managers intend to discontinue these divisions in 1998 pending approval by the Securities and Exchange Commission.

The Exchequer contracts allow the contractholders to specify the allocation of their purchase payments to the various Funds. They can also transfer their account values among the Funds. The Exchequer product also provides the contractholders the option to allocate their purchase payments, or to transfer their account values, to a Guaranteed Interest Division ("GID") in the Company's general account. The GID guarantees a rate of interest to the contractholder, and it is not variable in nature. Therefore, it is not included in the Separate Account statements.

* These divisions became available on December 31, 1997, but had not yet had any activity as of December 31, 1997.

NOTE B. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements of the Separate Account have been prepared on the basis of generally accepted accounting principles ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------

The significant accounting principles followed by the Separate Account and the methods of applying those principles are presented below or in the footnotes which follow.

INVESTMENT VALUATION-The investments in shares of the Funds are valued at the closing net asset value (market value) per share as determined by the Funds on the day of measurement.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME-The investments in shares of the Funds are accounted for on the date the order to buy or sell is confirmed. Dividend income and distributions of capital gains are recorded on the ex-dividend date. Realized gains and losses from sales transactions are reported using the first-in, first-out (FIFO) method of accounting for cost. The difference between cost and current market value of investments owned on the day of measurement is recorded as unrealized gain or loss on investments.

VALUATION PERIOD DEDUCTIONS-Charges are made directly against the assets of the Separate Account divisions and are reflected daily in the computation of the unit values of the divisions.

A daily deduction, at an annual rate of 1.37% of the daily asset value of the Separate Account divisions, is charged to the Separate Account for mortality and expense risks assumed by the Company. Total mortality and expense charges for the year ended December 31, 1997 were $1,161,339.

A daily deduction, at an annual rate of .15% of the daily asset value of the Separate Account divisions, is charged to the Separate Account to compensate the Company for a portion of the administrative expenses under the contract. Total asset based administrative charges for the year ended December 31, 1997 were $126,847.

ANNUITY RESERVES-As of December 31, 1997, none of the annuity contracts in the Separate Account have annuitized (reached the annuity date) and are redeemable for the net cash surrender value of the contracts. The annuity reserves are recorded in the Separate Account at the aggregate account values of the contractholders invested in the Separate Account divisions.

--------------------------------------------------------------------------------

NOTE C. INVESTMENTS

Fund shares are purchased at net asset value with contract payments and divisional transfers from other Funds. Fund shares are redeemed at net asset value for the payment of benefits, for surrenders, for transfers to other divisions, and for certain administrative charges by the Company which were $21,601 for the year ended December 31, 1997. Distributions made by the Funds are reinvested in the Funds.

The following is a summary of fund shares owned as of December 31, 1997:

                                                        NUMBER         NET        VALUE
                                                          OF          ASSET     OF SHARES       COST OF
FUND                                                    SHARES        VALUE     AT MARKET       SHARES
---------------------------------------------------------------------------------------------------------
Neuberger & Berman Management Incorporated:
 Limited Maturity Bond                                 203,575,329   $ 14.12   $  2,874,484   $ 2,808,998
 Growth                                                100,404,566     30.54      3,066,356     2,628,515
 Government Income                                      42,830,420     11.14        477,131       448,408
 Partners                                              487,556,893     20.60     10,043,672     8,510,297

Fred Alger Management, Inc.:
 American Small Capitalization                         155,568,340     43.75      6,806,115     6,393,034
 American MidCap Growth                                213,870,098     24.18      5,171,379     4,634,211
 American Growth                                       148,078,485     42.76      6,331,836     5,431,603
 American Leveraged AllCap                             143,998,399     23.17      3,336,443     2,921,881

Fidelity Management & Research Co.:
 Asset Manager                                         335,842,370     18.01      6,048,521     5,510,677
 Growth                                                254,887,612     37.10      9,456,330     8,090,333
 Overseas                                              350,582,519     19.20      6,731,184     6,478,612
 Money Market                                        6,762,225,260      1.00      6,762,225     6,762,225
 Index 500                                              90,094,179    114.39     10,305,873     8,404,998

INVESCO Funds Group, Inc.:
 Total Return                                          327,724,303     15.81      5,181,321     4,458,075
 Industrial Income                                     472,541,496     17.04      8,052,107     7,110,588
 High Yield                                            472,140,377     12.46      5,882,869     5,864,305
 Utilities                                             231,710,535     14.40      3,336,632     2,798,949

Van Eck Associates Corporation:
 Worldwide Balanced                                     85,456,457     12.03      1,028,041       907,302
 Worldwide Hard Assets                                  59,808,483     15.72        940,189       980,064
                                                                            -----------------------------

Total                                                                          $101,832,708   $91,143,075
                                                                            =============================

--------------------------------------------------------------------------------

For the year ended December 31, 1997, the aggregate cost of purchases (plus reinvested dividends) and the proceeds from sales of investments were $72,382,888 and $47,753,831, respectively.

NOTE D. OTHER CONTRACT DEDUCTIONS

The Exchequer contracts provide for certain deductions for surrender charges and taxes from amounts paid to contractholders. Such deductions are taken after the redemption of divisional units in the Separate Account and are not included in the Separate Account financial statements.

NOTE E. FEDERAL INCOME TAXES

The Separate Account is not taxed separately because the operations of the Separate Account are part of the total operations of the Company. The Company is taxed as a life insurance company under the Internal Revenue Code. The Separate Account is not taxed as a "Regulated Investment Company" under subchapter "M" of the Internal Revenue Code.

--------------------------------------------------------------------------------

NOTE F. SUMMARY OF CHANGES IN UNITS

The following schedule summarizes the changes in divisional units for the year ended December 31, 1997:

                                                                           INCREASE       (DECREASE) FOR
                                         OUTSTANDING      INCREASE        (DECREASE)        SURRENDERS,     OUTSTANDING
                                         AT BEGINNING   FOR PAYMENTS    FOR DIVISIONAL     BENEFITS AND       AT END
DIVISION                                   OF YEAR        RECEIVED         TRANSFERS          CHARGES         OF YEAR
-----------------------------------------------------------------------------------------------------------------------

Neuberger & Berman Management Incorporated:
 Limited Maturity Bond                    288,635.255      64,493.650      (85,344.719)      (10,395.502)   257,388.684
 Growth                                   144,473.402      24,975.513       18,310.256        (6,607.605)   181,151.566
 Government Income                         61,534.920       3,030.211      (18,389.635)       (4,886.215)    41,289.281
 Partners                                 194,111.730     102,635.743      177,588.335       (12,695.402)   461,640.406

Fred Alger Management, Inc.:
 American Small Capitalization            353,902.764      33,471.971       39,812.933       (11,650.808)   415,536.860
 American MidCap Growth                   207,341.752      25,814.850       65,599.437       (11,040.438)   287,715.601
 American Growth                          206,009.336      81,534.105      105,589.311       (11,316.673)   381,816.079
 American Leveraged AllCap                 99,823.309       4,339.524       69,616.472           (16.827)   173,762.478

Fidelity Management & Research Co:
 Asset Manager                            254,932.411      44,014.197      123,569.612        (8,885.242)   413,630.978
 Growth                                   386,707.380      65,870.089       94,355.789       (37,531.378)   509,401.880
 Overseas                                 417,669.832      78,224.778       52,121.147       (17,372.667)   530,643.090
 Money Market                             918,154.339   1,329,788.846   (1,540,150.023)      (96,916.788)   610,876.374
 Index 500                                349,173.950      79,131.821       93,295.864       (24,842.915)   496,758.720

INVESCO Funds Group, Inc.:
 Total Return                             228,925.945      53,633.737       41,430.987        (5,336.308)   318,654.361
 Industrial Income                        294,419.794      36,734.358       91,010.879       (13,910.863)   408,254.168
 High Yield                               280,339.680      20,935.134       83,728.506       (13,056.166)   371,947.154
 Utilities                                200,534.253       6,425.556       32,609.570       (11,014.063)   228,555.316

Van Eck Associates Corporation:
 Worldwide Balanced                        86,789.616       7,076.749       (5,005.246)       (1,730.183)    87,130.936
 Worldwide Hard Assets                     86,244.713       7,277.941       (7,242.672)       (3,301.024)    82,978.958

--------------------------------------------------------------------------------

                       Security Life Separate Account A1

NOTE F. SUMMARY OF CHANGES IN UNITS (CONTINUED)

The following schedule summarizes the changes in divisional units for the year ended December 31, 1996:

                                                                           INCREASE       (DECREASE) FOR
                                         OUTSTANDING      INCREASE        (DECREASE)        SURRENDERS,     OUTSTANDING
                                         AT BEGINNING   FOR PAYMENTS    FOR DIVISIONAL     BENEFITS AND       AT END
DIVISION                                   OF YEAR        RECEIVED         TRANSFERS          CHARGES         OF YEAR
-----------------------------------------------------------------------------------------------------------------------

Neuberger & Berman Management Incorporated:
 Limited Maturity Bond                    563,487.916      73,470.349     (335,429.660)      (12,893.350)   288,635.255
 Growth                                    13,967.690      66,509.482       66,351.310        (2,355.080)   144,473.402
 Government Income                         13,437.293      27,299.157       22,412.120        (1,613.650)    61,534.920
 Partners                                  18,425.180      80,281.690      100,414.600        (5,009.740)   194,111.730

Fred Alger Management, Inc.:
 American Small Capitalization            109,121.103     148,656.971      100,166.800        (4,042.110)   353,902.764
 American MidCap Growth                    45,272.292      90,989.150       72,614.690        (1,534.380)   207,341.752
 American Growth                           60,576.492     123,545.054       25,083.120        (3,195.330)   206,009.336
 American Leveraged AllCap                 20,636.526      33,328.073       52,201.830        (6,343.120)    99,823.309

Fidelity Management & Research Co:
 Asset Manager                             62,156.503     138,540.658       59,501.670        (5,266.420)   254,932.411
 Growth                                    91,703.491     158,267.199      139,957.160        (3,220.470)   386,707.380
 Overseas                                  91,367.590     120,909.502      209,730.760        (4,338.020)   417,669.832
 Money Market                             259,770.455   2,415,085.474   (1,734,351.930)      (22,349.660)   918,154.339
 Index 500                                 45,041.743     127,466.237      179,821.810        (3,155.840)   349,173.950

INVESCO Funds Group, Inc.:
 Total Return                              66,073.393      69,951.652       94,649.130        (1,748.230)   228,925.945
 Industrial Income                         81,266.429      72,944.905      144,818.800        (4,610.340)   294,419.794
 High Yield                                54,748.222      73,701.468      156,331.870        (4,441.880)   280,339.680
 Utilities                                 22,313.580      56,388.943      122,408.710          (576.980)   200,534.253

Van Eck Associates Corporation:
 Worldwide Balanced                        14,721.975      36,117.781       37,449.230        (1,499.370)    86,789.616
 Worldwide Hard Assets                      7,301.735       6,062.738       73,541.780          (661.540)    86,244.713

--------------------------------------------------------------------------------

                       Security Life Separate Account A1

NOTE G. NET ASSETS

Net assets at December 31, 1997 consisted of the following:

                                                                         ACCUMULATED        NET
                                                         ACCUMULATED    NET REALIZED     UNREALIZED
                                                          INVESTMENT        GAINS          GAINS
                                           PRINCIPAL        INCOME       (LOSSES) ON    (LOSSES) ON
DIVISION                                  TRANSACTIONS      (LOSS)       INVESTMENTS    INVESTMENTS     NET ASSETS
-------------------------------------------------------------------------------------------------------------------

Neuberger & Berman Management Incorporated:
 Limited Maturity Bond                     $ 2,468,821    $  501,793      $ (157,616)   $    65,486    $  2,878,484
 Growth                                      2,444,776       162,463          16,635        437,840       3,061,714
 Government Income                             405,585        27,130          14,999         28,723         476,437
 Partners                                    8,159,457        99,606         240,561      1,533,375      10,032,999

Fred Alger Management, Inc.:
 American Small Capitalization               6,440,155        36,810         (91,857)       413,081       6,798,189
 American MidCap Growth                      4,506,093        (2,459)        153,373        537,168       5,194,175
 American Growth                             5,308,993        (6,472)        121,964        900,233       6,324,718
 American Leveraged AllCap                   2,875,578       (50,542)         92,083        414,562       3,331,681

Fidelity Management & Research Co:
 Asset Manager                               5,069,455       337,808         104,131        537,844       6,049,238
 Growth                                      7,675,075       159,064         247,939      1,365,997       9,448,075
 Overseas                                    5,936,358       312,794         219,734        252,572       6,721,458
 Money Market                                6,278,284       621,681               -              -       6,899,965
 Index 500                                   7,653,308        79,273         661,618      1,900,877      10,295,076

INVESCO Funds Group, Inc.:
 Total Return                                4,207,627       150,649          92,391        723,246       5,173,913
 Industrial Income                           6,084,706       783,289         236,313        941,519       8,045,827
 High Yield                                  4,865,839       852,846         137,142         18,564       5,874,391
 Utilities                                   2,640,099        76,927          85,471        537,683       3,340,180

Van Eck Associates Corporation:
 Worldwide Balanced                            862,650        (4,275)         47,434        120,739       1,026,548
 Worldwide Hard Assets                         913,594        32,599          32,526        (39,875)        938,844
                                       ----------------------------------------------------------------------------

Total                                      $84,796,453    $4,170,984      $2,254,841    $10,689,634    $101,911,912
                                       ============================================================================

--------------------------------------------------------------------------------

                       Security Life Separate Account A1

NOTE H. YEAR 2000 (UNAUDITED)

The Company has initiated a program to prepare the Company's computer systems and applications for the year 2000. This program includes all systems utilized by the Company as well as the systems of other companies that interface with the Company. The Company has completed an assessment and is in the process of modifying portions of its software so that its computer systems will function properly with respect to dates in the year 2000 and thereafter. Accordingly, the Company does not expect the amounts required for this project to have a material effect on its financial position.

The project is estimated to be completed no later than June 1999, which is prior to any anticipated impact on its operating systems. The Company believes that with modifications to existing software, and conversions to new software, the Year 2000 will not pose significant operational problems for its computer systems. However, if such modifications and conversions are not made, or are not completed in a timely manner, it could have a material impact on the operations of the Company.

The Company has initiated formal communications and interface testing plans with all of its suppliers and customers to determine the extent to which its interface systems are vulnerable to those third parties' failure to have their systems Year 2000 compatible and will act accordingly to prevent operational disruptions.